As filed with the U.S. Securities and Exchange Commission on April 22, 2008

Registration No. 333-73082

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

SEC File No 811-7766

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 POST EFFECTIVE

AMENDMENT NO. 10  ☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 30  ☒

John Hancock Variable Life

SEPARATE ACCOUNT UV

(Exact Name of Registrant)

John Hancock Life Insurance Company

(Name of Depositor)

197 Clarendon Street Boston, MA 02116

(Complete address of depositor’s principal executive offices)

Depositor’s Telephone Number: 617-572-6000

JAMES C. HOODLET, ESQ.

John Hancock Life Insurance Company

U.S. INSURANCE LAW JOHN HANCOCK PLACE BOSTON, MA 02117

(Name and complete address of agent for service)

Copy to: THOMAS C. LAUERMAN, ESQ.

Jorden Burt LLP 1025 Thomas Jefferson Street, N.W.

Suite 400 East Washington, D.C. 20007-5208

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on April 28, 2008 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a) (1) of Rule 485

☐	on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

☐	this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated April 28, 2008

for interests in

Separate Account UV

Interests are made available under

VARIABLE ESTATE PROTECTION PLUS

a flexible premium variable universal survivorship life insurance policy issued by

JOHN HANCOCK LIFE INSURANCE COMPANY

(“John Hancock”)

The policy provides fixed account options with fixed rates of return declared by John Hancock and the following investment accounts:

500 Index B	Global Bond	Optimized All Cap
Active Bond	Global Real Estate	Optimized Value
All Cap Core	Health Sciences	Overseas Equity
All Cap Growth	High Yield	Pacific Rim
All Cap Value	Income & Value	PIMCO VIT All Asset
American Asset Allocation	Index Allocation	Real Estate Securities
American Blue Chip Income and Growth	International Core	Real Return Bond
American Bond	International Equity Index B	Science & Technology
American Growth	International Opportunities	Short-Term Bond
American Growth-Income	International Small Cap	Small Cap
American International	International Value	Small Cap Growth
Blue Chip Growth	Investment Quality Bond	Small Cap Index
Capital Appreciation	Large Cap	Small Cap Opportunities
Capital Appreciation Value	Large Cap Value	Small Cap Value
Classic Value	Lifestyle Aggressive	Small Company Value
Core Allocation Plus	Lifestyle Balanced	Strategic Bond
Core Bond	Lifestyle Conservative	Strategic Income
Core Equity	Lifestyle Growth	Total Bond Market B
Disciplined Diversification	Lifestyle Moderate	Total Return
Emerging Growth	Managed	Total Stock Market Index
Emerging Small Company	Mid Cap Index	U.S. Core
Equity-Income	Mid Cap Intersection	U.S. Government Securities
Financial Services	Mid Cap Stock	U.S. High Yield Bond
Franklin Templeton Founding Allocation	Mid Cap Value	U.S. Large Cap
Fundamental Value	Mid Value	Utilities
Global	Money Market B	Value
Global Allocation	Natural Resources
* * * * * * * * * * * *

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

•

The first section is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.

•	Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.

•

Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.

•

Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you will receive the prospectuses for the underlying funds that we make available as investment options under the policies. The funds’ prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock representative or contact our Servicing Office at the address and telephone number on the back page of this product prospectus.

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	Page No.		Page No.
SUMMARY OF BENEFITS AND RISKS	4	Repayment of policy loans	33
The nature of the policy	4	Effects of policy loans	34
Summary of policy benefits	4	Description of charges at the policy level	34
Death benefit	4	Deductions from premium payments	34
Surrender of the policy	4	Deductions from account value	34
Partial withdrawals	4	Additional information about how certain policy charges work	35
Policy loans	4
Optional benefit riders	5	Sales expenses and related charges	35
Investment options	5	Effect of premium payment pattern	35
Summary of policy risks	5	Method of deduction	36
Lapse risk	5	Reduced charges for eligible classes	36
Investment risk	5	Other charges we could impose in the future	36
Transfer risk	5	Description of charges at the fund level	36
Market timing risk	5	Other policy benefits, rights and limitations	36
Tax risks	6	Optional benefit riders you can add	36
FEE TABLES	7	Variations in policy terms	37
DETAILED INFORMATION	13	Procedures for issuance of a policy	37
Table of Investment Options and Investment Subadvisers	13	Minimum initial premium	37
		Commencement of insurance coverage	37
Description of John Hancock	24	Backdating	38
Description of John Hancock Variable Life Account UV	24	Temporary coverage prior to policy delivery	38
		Monthly deduction dates	38
The fixed investment option	25	Changes that we can make as to your policy	38
Premiums	25	The owner of the policy	38
Planned premiums	25	Policy cancellation right	39
Minimum premium payments	25	Reports that you will receive	39
Maximum premium payments	25	Assigning your policy	39
Ways to pay premiums	25	When we pay policy proceeds	39
Processing premium payments	26	General	39
Lapse and reinstatement	26	Delay to challenge coverage	40
Guaranteed minimum death benefit feature	27	Delay for check clearance	40
The death benefit	27	Delay of separate account proceeds	40
Optional extra death benefit feature	28	Delay of general account surrender proceeds	40
Limitations on payment of death benefit	28	How you communicate with us	40
Basic Sum Insured vs. Additional Sum Insured	28	General rules	40
The minimum insurance amount	28	Telephone and facsimile transactions	41
When the younger insured person reaches 100	29	Distribution of policies	41
Requesting an increase in coverage	29	Compensation	41
Requesting a decrease in coverage	29	Tax considerations	42
Change of death benefit option	29	General	43
Effective date of certain policy transactions	29	Death benefit proceeds and other policy distributions	43
Tax consequences of coverage changes	30
Your beneficiary	30	Policy loans	44
Ways in which we pay out policy proceeds	30	Diversification rules and ownership of the Account	44
Changing a payment option	30
Tax impact of payment option chosen	30	7-pay premium limit and modified endowment contract status	45
The account value	30
Commencement of investment performance	31	Corporate and H.R. 10 retirement plans	45
Allocation of future premium payments	31	Withholding	46
Transfers of existing account value	31	Life insurance purchases by residents of Puerto Rico	46
Dollar cost averaging	32
Surrender and partial withdrawals	33	Life insurance purchases by non-resident aliens.	46
Full surrender	33	Financial statements reference	46
Partial withdrawals	33	Registration statement filed with the SEC	46
Policy loans	33	Independent registered public accounting firm	46

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SUMMARY OF BENEFITS AND RISKS

The nature of the policy

This is a so-called “survivorship” policy that provides coverage on two insured persons. The policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based on the investment results of the variable investment options that you choose. The amount we pay to the policy’s beneficiary upon the death of the last surviving insured person (we call this the “death benefit”) may be similarly affected. That’s why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured persons. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That’s why the policy is called a “flexible premium” policy.

If the life insurance protection described in this prospectus is provided under a master group policy, the term “policy” as used in this prospectus refers to the certificate we issue and not to the master group policy.

Summary of policy benefits

Death benefit

When the last surviving insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit (Option A and Option B). You choose which one you want in the application. The two death benefit options are:

•

Option A - The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described under “The minimum insurance amount” provision in the Detailed Information section of this prospectus).

•

Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

Surrender of the policy

You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy debt. This is called your “surrender value.” You must return your policy when you request a surrender.

If you have not taken a loan on your policy, the “account value” of your policy will, on any given date, be equal to:

•	the amount you invested,

•	plus or minus the investment experience of the investment options you’ve chosen,

•	minus all charges we deduct, and

•	minus all withdrawals you have made.

If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed under “Policy loans.”

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time. Generally, each withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a partial withdrawal if it would reduce the surrender value or the Total Sum Insured below certain minimum amounts.

Policy loans

You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $1,000. The maximum amount you can borrow is 90% of your account value, less any existing indebtedness as described in

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your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your account value, and may also result in adverse tax consequences.

Optional benefit riders

When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy’s account value.

Investment options

The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of Separate Account UV (the “Account” or “Separate Account”), a separate account operated by us under Massachusetts law. They cover a broad spectrum of investment styles and strategies. Although the funds of the series funds that underlie those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. You can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

Summary of policy risks

Lapse risk

If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. “lapse”). This can happen because you haven’t paid enough premiums or because the investment performance of the investment options you’ve chosen has been poor or because of a combination of both factors. You’ll be given a “grace period” within which to make additional premium payments to keep the policy in effect. If lapse occurs, you’ll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse.

Investment risk

As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you’ve chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the series funds.

Transfer risk

There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account are more restrictive than those that apply to transfers out of investment accounts.

Market timing risk

Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among variable investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose the investment option’s underlying fund to increased portfolio transaction costs and/or disrupt the fund manager’s ability to effectively manage the fund’s investment portfolio in accordance with the fund’s investment objectives and policies, both of which may result in dilution with respect to interests held for long-term investment.

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To discourage disruptive frequent trading activity, we impose restrictions on transfers (see “Transfers of existing account value”) and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges (see “How you communicate with us”). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment accounts. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying fund.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so.

Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

Tax risks

Life insurance death benefits are ordinarily not subject to income tax. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes.

In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code (the “Code”), your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7 pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.

There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

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FEE TABLES

This section contains five tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

The first table below describes the fees and expenses that you will pay at the time that you pay a premium or withdraw account value.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted

Maximum sales charge	Upon payment of premium

30% of Target Premiums paid in policy year 115% of Target Premiums paid in policy years 2-5

10% of Target Premiums paid in policy

years 6-10

4% of Target Premiums paid in policy

years 11-20

3% of Target Premiums paid in policy

years 21 and thereafter

3.5% of any premiums paid in excess

of Target Premiums in Policy years 1-10

3% of any premiums paid in excess of

Target Premiums in policy year 11 and

thereafter(1)

Premium tax charge	Upon payment of premium	2.35% of each premium paid

DAC tax charge	Upon payment of premium	1.25% of each premium paid

Premium processing charge	Upon payment of premium	1.25% of each premium paid(2)

Maximum partial withdrawal charge	Upon making a partial withdrawal	Lesser of $20 or 2% of withdrawal amount

(1)	The current charges differ from those shown above as follows: 3% of Target Premiums paid in policy year 11-20, 0% of Target Premiums paid in policy years 21 and thereafter, and 0% of any premiums paid in excess of Target Premiums in policy years 21 and thereafter. If the younger insured is 71 or older when the policy is issued, there will be no sales charges after policy year 11. The “Target Premium” for each policy year is determined at the time the policy is issued and appears in the “Policy Specifications” section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.

(2)	For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%.

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The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the Optional Enhanced Cash Value Rider, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

Periodic Charges Other Than Fund Operating Expenses

Charge	When Charge is Deducted	Guaranteed Rate	Amount Deducted Current Rate

Insurance charge:(1)
Minimum charge	Monthly	$0.0001 per $1,000 of AAR	$0.0001 per $1,000 of AAR
Maximum charge	Monthly	$83.20 per $1,000 of AAR	$54.74 per $1,000 of AAR
Charge for representative insured persons	Monthly	$0.003 per $1,000 of AAR	$0.003 per $1,000 of AAR
Issue charge	Monthly	$55.55 only during policy year 1-5 plus 2¢ per 1,000 of Total Sum Insured at issue only during policy years 1-3(2)	$55.55 only during policy year 1-5 plus 2¢ per 1,000 of Total Sum Insured at issue only during policy years 1- 3(2)

Administrative charge	Monthly	$10 in all policy years plus 13¢ per $1,000 of Total Sum Insured at issue in all policy years	$7.50 in all policy years plus 1¢ per $1,000 of Total Sum Insured at issue in policy years 1-10(3)

Guaranteed minimum death benefit charge(4)	Monthly, starting in policy year 11	3¢ per $1,000 of Basic Sum Insured at issue	1¢ per $1,000 of Basic Sum Insured at issue

Asset-based risk charge(5)	Monthly	.08% of account value	.07% in policy years 1-15
for policies with Total
Sum Insured at issue of
less than $5 million .06%
in policy years 1-15 for
policies with Total Sum
Insured at issue of $5
million - $15 million

.01% in policy years 1-15
for policies with Total
Sum Insured at issue of
$15 million or more .01%
in policy years 16 and
thereafter, regardless of
Total Sum Insured at
issue

Maximum policy loan interest rate(6)	Accrues daily Payable annually	4.75%	4.75%

(1)	The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or “AAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the Total Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured persons and the gender of the insured persons. The “minimum” rate shown in the table is the rate in the first policy year for a $250,000 policy issued to cover two 20 year old female preferred non-tobacco underwriting risks. The “maximum” rate shown in the table is the rate in policy year 25 for a $500,000 policy issued to cover two 75 year old male substandard tobacco underwriting risks. This includes the so-called “extra mortality charge.” The “representative insured persons” referred to in the table are a 55 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk with a $500,000 policy. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your John Hancock representative.

(2)	The second part of this charge is guaranteed not to exceed $200.

(3)	For policies with a Total Sum Insured of $5 million or more, the first part of this charge is currently $0.

(4)	This charge only applies if the guaranteed minimum death benefit feature is elected to extend beyond the tenth policy year.

(5)	This charge only applies to that portion of account value held in the variable investment options. The charge does not apply to the fixed investment option.

(6)

4.75% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 4.50% for policy years 11-20 and, under our current rules, is 4.0% thereafter. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 4.0%. Therefore, the true cost

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of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

Rider Charges
Charge	When Charge is Deducted	Amount Deducted

Enhanced Cash Value Rider	Upon payment of premium	2% of all premiums paid in the first policy year up to the Target Premium

Policy Split Option Rider	Monthly	3¢ per $1,000 of current Total Sum Insured

Four Year Term Rider(1)
Minimum charge	Monthly	$0.004 per $1,000 of Term Death Benefit
Maximum charge	Monthly	$0.02 per $1,000 of Term Death Benefit
Charge for representative insured persons	Monthly	$0.005 per $1,000 of Term Death Benefit

(1)	The charge for this rider is determined by multiplying the Term Death Benefit under the rider by the applicable rate. The rates vary by the issue age, gender and insurance risk characteristics of the insured persons. The “minimum” rate shown in the table is for two 20 year old female preferred non-tobacco underwriting risks. The “maximum” rate shown in the table is for two 65 year old male substandard tobacco underwriting risks. The “representative insured persons” referred to in the table are a 55 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk.

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/ or service (12b-1) fees, and other expenses	0.49%	1.57%

The next table describes the fees and expenses for each portfolio underlying a variable investment option offered through this prospectus. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan that may use the portfolio as its underlying investment medium. Except for the American Asset Allocation, American International, American Growth, American Growth-Income, American Blue Chip Income and Growth, American Bond and PIMCO VIT All Asset portfolios, all of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. Except as indicated in the footnotes appearing at the end of the table, the expense ratios are based upon the portfolio’s actual expenses for the year ended December 31, 2007.

Portfolio Annual Expenses

(as a percentage of portfolio average net assets, rounded to two decimal places)

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses[1]	Contractual Expense Reimbursement	Net Operating Expenses
500 Index B2	0.46%	0.00%	0.03%	0.00%	0.49%	0.24%	0.25%
Active Bond[3]	0.60%	0.00%	0.03%	0.00%	0.63%	0.00%	0.63%
All Cap Core[3]	0.77%	0.00%	0.04%	0.00%	0.81%	0.00%	0.81%
All Cap Growth[3]	0.85%	0.00%	0.05%	0.00%	0.90%	0.00%	0.90%
All Cap Value[3]	0.83%	0.00%	0.02%	0.00%	0.85%	0.00%	0.85%
American Asset Allocation[4,5,6]	0.31%	0.60%	0.05%	0.00%	0.96%	0.01%	0.95%
American Blue Chip Income and Growth[4]	0.41%	0.60%	0.04%	0.00%	1.05%	0.00%	1.05%
American Bond[4,5]	0.40%	0.60%	0.03%	0.00%	1.03%	0.00%	1.03%
American Growth[4]	0.32%	0.60%	0.03%	0.00%	0.95%	0.00%	0.95%
American Growth-Income[4]	0.26%	0.60%	0.03%	0.00%	0.89%	0.00%	0.89%
American International[4]	0.49%	0.60%	0.05%	0.00%	1.14%	0.00%	1.14%
Blue Chip Growth[3,7]	0.81%	0.00%	0.02%	0.00%	0.83%	0.00%	0.83%
Capital Appreciation[3]	0.73%	0.00%	0.04%	0.00%	0.77%	0.00%	0.77%
Capital Appreciation Value[3,6]	0.85%	0.00%	0.11%	0.00%	0.96%	0.00%	0.96%

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Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses[1]	Contractual Expense Reimbursement	Net Operating Expenses
Classic Value[3]	0.80%	0.00%	0.07%	0.00%	0.87%	0.00%	0.87%
Core Allocation Plus[3,6]	0.92%	0.00%	0.14%	0.00%	1.06%	0.00%	1.06%
Core Bond[3]	0.64%	0.00%	0.11%	0.00%	0.75%	0.01%	0.74%
Core Equity[3]	0.77%	0.00%	0.04%	0.00%	0.81%	0.00%	0.81%
Disciplined Diversification[3,6,8]	0.80%	0.00%	0.14%	0.00%	0.94%	0.24%	0.70%
Emerging Growth[3]	0.80%	0.00%	0.17%	0.00%	0.97%	0.00%	0.97%
Emerging Small Company[3]	0.97%	0.00%	0.05%	0.00%	1.02%	0.00%	1.02%
Equity-Income[3,7]	0.81%	0.00%	0.03%	0.00%	0.84%	0.00%	0.84%
Financial Services[3]	0.81%	0.00%	0.05%	0.00%	0.86%	0.00%	0.86%
Franklin Templeton Founding Allocation [6,9]	0.05%	0.00%	0.03%	0.86%	0.94%	0.05%	0.89%
Fundamental Value[3]	0.76%	0.00%	0.04%	0.00%	0.80%	0.00%	0.80%
Global[3,10,11,12]	0.81%	0.00%	0.11%	0.00%	0.92%	0.01%	0.91%
Global Allocation[3]	0.85%	0.00%	0.13%	0.05%	1.03%	0.00%	1.03%
Global Bond[3]	0.70%	0.00%	0.11%	0.00%	0.81%	0.00%	0.81%
Global Real Estate[3]	0.93%	0.00%	0.13%	0.00%	1.06%	0.00%	1.06%
Health Sciences[3,7]	1.05%	0.00%	0.09%	0.00%	1.14%	0.00%	1.14%
High Yield[3]	0.66%	0.00%	0.04%	0.00%	0.70%	0.00%	0.70%
Income and Value[3]	0.80%	0.00%	0.06%	0.00%	0.86%	0.00%	0.86%
Index Allocation[6,13]	0.05%	0.00%	0.03%	0.53%	0.61%	0.06%	0.55%
International Core[3]	0.89%	0.00%	0.13%	0.00%	1.02%	0.00%	1.02%
International Equity Index B2	0.53%	0.00%	0.04%	0.01%	0.58%	0.23%	0.35%
International Opportunities[3]	0.87%	0.00%	0.12%	0.00%	0.99%	0.00%	0.99%
International Small Cap[3]	0.91%	0.00%	0.21%	0.00%	1.12%	0.00%	1.12%
International Value[3,10]	0.81%	0.00%	0.16%	0.00%	0.97%	0.02%	0.95%
Investment Quality Bond[3]	0.59%	0.00%	0.07%	0.00%	0.66%	0.00%	0.66%
Large Cap[3]	0.71%	0.00%	0.07%	0.00%	0.78%	0.01%	0.77%
Large Cap Value[3]	0.81%	0.00%	0.04%	0.00%	0.85%	0.00%	0.85%
Lifestyle Aggressive	0.04%	0.00%	0.02%	0.87%	0.93%	0.00%	0.93%
Lifestyle Balanced	0.04%	0.00%	0.02%	0.82%	0.88%	0.00%	0.88%
Lifestyle Conservative	0.04%	0.00%	0.02%	0.76%	0.82%	0.00%	0.82%
Lifestyle Growth	0.04%	0.00%	0.02%	0.85%	0.91%	0.00%	0.91%
Lifestyle Moderate	0.04%	0.00%	0.02%	0.80%	0.86%	0.00%	0.86%
Managed[3]	0.69%	0.00%	0.02%	0.00%	0.71%	0.00%	0.71%
Mid Cap Index[3,14]	0.47%	0.00%	0.03%	0.00%	0.50%	0.01%	0.49%
Mid Cap Intersection[3]	0.87%	0.00%	0.06%	0.00%	0.93%	0.00%	0.93%
Mid Cap Stock[3]	0.84%	0.00%	0.05%	0.00%	0.89%	0.01%	0.88%
Mid Cap Value[3]	0.85%	0.00%	0.05%	0.00%	0.90%	0.00%	0.90%
Mid Value[3,7]	0.97%	0.00%	0.07%	0.00%	1.04%	0.00%	1.04%
Money Market B2	0.50%	0.00%	0.01%	0.00%	0.51%	0.23%	0.28%
Natural Resources[3]	1.00%	0.00%	0.08%	0.00%	1.08%	0.00%	1.08%
Optimized All Cap[3]	0.71%	0.00%	0.04%	0.00%	0.75%	0.00%	0.75%
Optimized Value[3]	0.65%	0.00%	0.04%	0.00%	0.69%	0.00%	0.69%
Overseas Equity[3]	0.97%	0.00%	0.14%	0.00%	1.11%	0.00%	1.11%
Pacific Rim[3]	0.80%	0.00%	0.27%	0.00%	1.07%	0.01%	1.06%
PIMCO VIT All Asset[15]	0.18%	0.25%	0.45%	0.69%	1.57%	0.02%	1.55%
Real Estate Securities[3]	0.70%	0.00%	0.03%	0.00%	0.73%	0.00%	0.73%
Real Return Bond[3,16,17]	0.68%	0.00%	0.06%	0.00%	0.74%	0.00%	0.74%

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Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses[1]	Contractual Expense Reimbursement	Net Operating Expenses
Science and Technology[3,7]	1.05%	0.00%	0.09%	0.00%	1.14%	0.00%	1.14%
Short-Term Bond[3]	0.58%	0.00%	0.02%	0.00%	0.60%	0.00%	0.60%
Small Cap[3]	0.85%	0.00%	0.06%	0.01%	0.92%	0.00%	0.92%
Small Cap Growth[3]	1.07%	0.00%	0.06%	0.00%	1.13%	0.01%	1.12%
Small Cap Index[3,14]	0.48%	0.00%	0.03%	0.00%	0.51%	0.00%	0.51%
Small Cap Opportunities[3]	0.99%	0.00%	0.04%	0.00%	1.03%	0.00%	1.03%
Small Cap Value[3]	1.06%	0.00%	0.05%	0.00%	1.11%	0.00%	1.11%
Small Company Value[3,7]	1.02%	0.00%	0.04%	0.00%	1.06%	0.00%	1.06%
Strategic Bond[3]	0.67%	0.00%	0.07%	0.00%	0.74%	0.00%	0.74%
Strategic Income[3]	0.69%	0.00%	0.09%	0.00%	0.78%	0.00%	0.78%
Total Bond Market B2	0.47%	0.00%	0.06%	0.00%	0.53%	0.28%	0.25%
Total Return[3,11,16]	0.69%	0.00%	0.06%	0.00%	0.75%	0.00%	0.75%
Total Stock Market Index[3,14]	0.48%	0.00%	0.04%	0.00%	0.52%	0.01%	0.51%
U.S. Core[3]	0.76%	0.00%	0.05%	0.00%	0.81%	0.01%	0.80%
U.S. Government Securities[3]	0.61%	0.00%	0.07%	0.00%	0.68%	0.00%	0.68%
U.S. High Yield Bond[3]	0.73%	0.00%	0.05%	0.00%	0.78%	0.01%	0.77%
U.S Large Cap[3]	0.82%	0.00%	0.03%	0.00%	0.85%	0.00%	0.85%
Utilities[3]	0.82%	0.00%	0.15%	0.00%	0.97%	0.01%	0.96%
Value[3]	0.74%	0.00%	0.04%	0.00%	0.78%	0.00%	0.78%

[1]

Total Operating Expenses include fees and expenses incurred indirectly by a portfolio as a result of its investment in other investment companies (each an “Acquired Fund”). The Total Operating Expenses shown may not correlate to the portfolio’s ratio of expenses to average net assets shown in the financial highlights section in the prospectus for the portfolio, which does not include Acquired Fund fees and expenses. Acquired Fund fees and expenses are estimated, not actual, amounts based on the portfolio’s current fiscal year.

[2]

John Hancock Trust (the “Trust”) sells shares of these portfolios only to certain variable life insurance and variable annuity separate accounts of ours and our affiliates. As reflected in the table, each portfolio is subject to an expense cap pursuant to an agreement between the Trust and John Hancock Investment Management Services, LLC (the “Adviser”). The expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the portfolio) in an amount so that the rate of the portfolio’s Total Operating Expenses does not exceed its Net Operating Expenses as listed in the table above. A portfolio’s Total Operating Expenses includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio’s business. Under the agreement, the Adviser’s obligation to provide the expense cap with respect to a particular portfolio will remain in effect until May 1, 2009 and will terminate after that date only if the Trust, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the variable life insurance or variable annuity insurance separate accounts of ours or any of our affiliates that are specified in the agreement.

[3]

Effective January 1, 2006, the Adviser has contractually agreed to waive its advisory fee for certain portfolios or otherwise reimburse the expenses of those portfolios. The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the participating portfolios that exceeds $50 billion. The amount of the reimbursement will be calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each portfolio. The reimbursement will remain in effect until May 1, 2009.

See the Trust prospectus for information on the participating portfolios.

[4]

Capital Research Management Company (the adviser to the master fund for each of the Trust feeder funds) is voluntarily waiving a portion of its management fee. The fees shown do not reflect the waiver. See the financial highlights table in the American Funds’ prospectus or annual report for further information.

[5]

The table reflects the fees and expenses of the master and feeder portfolios. The Adviser has contractually limited other expenses at the feeder portfolio level to 0.03% until May 1, 2010, and the table reflects this limit. Other portfolio level expenses consist of operating expenses of the portfolio, excluding advisor fees, 12b-1 fees, transfer agent fees, blue sky fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

[6]

For portfolios that have not started operations or have had operations of less than six months as of December 31, 2007, expenses are based on estimates of expenses expected to be incurred over the next year.

[7]

T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for certain portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Blue Chip Growth, Equity-Income, Health Sciences, Science & Technology, Small Company Value, Spectrum Income and Real Estate Equity portfolios. Based on the combined

11

average daily net assets of the portfolios, the percentage fee reduction (as a percentage of the subadvisory fee) as of November 1, 2006 is as follows: 0% for the first $750 million, 5% for the next $750 million, 7.5% for the next $1.5 billion, and 10% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser. The fees shown do not reflect this waiver. For more information, please see the prospectus for the underlying portfolios.

[8]

The Adviser has contractually agreed to reimburse expenses of the portfolio that exceed 0.70% of the average annual net assets of the portfolio. Expenses include all expenses of the portfolio except Rule 12b-1 fees, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the Trust.

[9]

The Adviser has contractually agreed to limit portfolio expenses to 0.025% until May 1, 2010. Portfolio expenses includes advisory fee and other operating expenses of the portfolio, but excludes 12b-1 fees, underlying portfolio expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

[10]

The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the portfolio does not exceed 0.45% of the portfolio’s average net assets. This advisory fee waiver will remain in place until May 1, 2010.

[11]	The advisory fee rate shown reflects the tier schedule that is currently in place as described in the prospectus for the underlying portfolio.

[12]

The Adviser has contractually agreed to reduce its advisory fee for a class of shares of a portfolio in an amount equal to the amount by which the expenses of such class of the portfolio exceed the expense limit (as a percentage of the average annual net assets of the portfolio attributable to the class) of 0.15% and, if necessary, to remit to that class of the portfolio an amount necessary to ensure that such expenses do not exceed that expense limit. “Expenses” means all the expenses of a class of a portfolio excluding advisory fees, Rule 12b-1 fees, transfer agency fees and service fees, blue sky fees, taxes, portfolio brokerage commissions, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the portfolio.

[13]

The Adviser has contractually agreed to reimburse expenses of the portfolio that exceed 0.02% of the average annual net assets of the portfolio. Expenses includes all expenses of the portfolio except Rule 12b-1 fees, underlying portfolio expenses, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2010.

[14]

The Adviser has voluntarily agreed to reduce its advisory fee for a class of shares of the portfolio in an amount equal to the amount by which the expenses of such class of the portfolio exceed the expense limit (as a percentage of the average annual net assets of the portfolio attributable to the class) of 0.05% and, if necessary, to remit to that class of the portfolio an amount necessary to ensure that such expenses do not exceed that expense limit. “Expenses” means all the expenses of a class of a portfolio excluding advisory fees, Rule 12b-1 fees, transfer agency fees and service fees, blue sky fees, taxes, portfolio brokerage commissions, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to the Trust. This voluntary expense limitation may be terminated at any time.

[15]

Other expenses for the PIMCO VIT All Asset portfolio reflect an administrative fee of 0.25% and a service fee of 0.20%. Acquired Fund fees and expenses for the portfolio are based upon an allocation of the portfolio’s assets among the underlying portfolios and upon the total annual operating expenses of the Institutional Class shares of these underlying portfolios. Acquired Fund fees and expenses will vary with changes in the expenses of the underlying portfolios, as well as allocation of the portfolio’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each underlying portfolio for the most recent fiscal year, please refer to the prospectus for the underlying portfolio. Pacific Investment Management Company LLC (“PIMCO”), the adviser to the portfolio, has contractually agreed for the current fiscal year to reduce its advisory fee to the extent that the underlying portfolio expenses attributable to advisory and administrative fees exceed 0.64% of the total assets invested in the underlying portfolios. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. This expense reduction is implemented based on a calculation of Acquired Fund fees and expenses shown in the table. For more information, please refer to the prospectus for the underlying portfolio.

[16]	Other Expenses reflect the estimate of amounts to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.

[17]

The advisory fees were changed during the previous fiscal year. Rates shown reflect what the advisory fees would have been during the fiscal year 2007 had the new rates been in effect for the whole year.

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DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the “Trust” or “JHT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the All Asset portfolio) and hold the shares in a subaccount of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio’s average net assets for 2007, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

The John Hancock Trust and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Growth- Income, American Growth, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust and are subject to a 0.60% 12b-1 fee. The American Asset Allocation, American Growth, American International, American Growth-Income, American Blue Chip Income and Growth and American Bond portfolios operate as “feeder funds,” which means that the portfolio does not buy investment securities directly. Instead, it invests in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the portfolio in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

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The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective and Strategy

500 Index B	MFC Global Investment Management (U.S.A.) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad based U.S. domestic equity market index. To pursue this goal, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the S&P 500 Index* and securities (which may or may not be included in the S&P 500 Index) that the subadviser believes as a group will behave in a manner similar to the index. The subadviser may determine that the portfolio’s investments in certain instruments, such as index futures, total return swaps and ETFs have similar economic characteristics to securities that are in the S&P 500 Index.

Active Bond	Declaration Management & Research LLC & MFC Global Management (U.S.), LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in a diversified mix of debt securities and instruments.

All Cap Core	Deutsche Investment Management Americas Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small-, mid- and large-capitalization) of those within the Russell 3000 Index.*

All Cap Growth	Invesco Aim Capital Management, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests its assets principally in common stocks of companies that the subadviser believes likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. Any income received from securities held by the portfolio will be incidental.

All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio invests in equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued. The portfolio will invest at least 50% of its net assets in equity securities of large, seasoned companies with market capitalizations at the time of purchase that fall within the market capitalization range of the Russell 1000 Index.* This range varies daily. The portfolio will invest the remainder of its assets in mid-sized and small company securities.

American Asset Allocation	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The portfolio invests all of its assets in the master fund, Class 1 shares of the Asset Allocation portfolio, a series of American Funds Insurance Series. The portfolio invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments. In addition, the portfolio may invest up to 25% of its debt assets in lower quality debt securities (rated Ba or below by Moody’s and BB or below by S&P or unrated but determined to be of equivalent quality). Such securities are sometimes referred to as junk bonds. The portfolio is designed for investors seeking above-average total return.

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Portfolio	Portfolio Manager	Investment Objective and Strategy

American Blue Chip Income and Growth	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the S&P 500 Index*) and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in the master fund, Class 1 shares of the Blue Chip Income and Growth portfolio, a series of American Funds Insurance Series. The Blue Chip Income and Growth portfolio invests primarily in common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above. The Blue Chip Income and Growth portfolio may also invest up to 10% of its assets in common stocks of larger, non-U.S. companies, so long as they are listed or traded in the U.S. The Blue Chip Income and Growth portfolio will invest, under normal market conditions, at least 90% of its assets in equity securities.

American Bond	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to maximize current income and preserve capital. The portfolio invests all of its assets in the master fund, Class 1 shares of the Bond portfolio, a series of American Funds Insurance Series. The Bond portfolio normally invests at least 80% of its net assets (plus borrowing for investment purposes) in bonds. The Bond portfolio will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in bonds that are rated Ba or below by Moody’s and BB or below by S&P or that are unrated but determined to be of equivalent quality (so called junk bonds). The Bond portfolio may invest in bonds of issuers domiciled outside the U.S.

American Growth	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in the master fund, Class 1 shares of the Growth portfolio, a series of American Funds Insurance Series. The Growth portfolio invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The Growth portfolio may also invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada.

American Growth-Income	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investments grow and to provide the shareholder with income over time. The portfolio invests all of its assets in the master fund, Class 1 shares of the Growth-Income portfolio, a series of American Funds Insurance Series. The Growth-Income portfolio invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The Growth-Income portfolio may invest a portion of its assets in securities of issuers domiciled outside the U.S. and not included in the S&P 500 Index.*

American International	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in the master fund, Class 1 shares of the International portfolio, a series of American Funds Insurance Series. The International portfolio invests primarily in common stocks of companies located outside the U.S.

Blue Chip Growth	T. Rowe Price Associates, Inc.	To provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in the subadviser’s view, are well established in their industries and have the potential for above-average earnings growth.

Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium- to large-capitalization companies.

Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options.

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Portfolio	Portfolio Manager	Investment Objective and Strategy

Classic Value	Pzena Investment Management, LLC.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its assets in domestic equity securities. The portfolio may invest in securities of foreign issuers, but will generally limit such investments to American Depositary Receipts and foreign securities listed and traded on a U.S. exchange or the NASDAQ market.

Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time.

Core Bond	Wells Capital Management, Incorporated	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.

Core Equity	Legg Mason Capital Management, Inc.	To seek long-term capital growth. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities that, in the subadviser’s opinion, offer the potential for capital growth.

Disciplined Diversification	Dimensional Fund Advisers LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:

Target Allocation	Range of Allocations
Equity Securities: 70%	65% – 75%
Fixed Income Securities: 30%	25% – 35%

Emerging Growth	MFC Global Investment Management (U.S.), LLC

To seek superior long-term rates of return through capital appreciation. Under normal market conditions, the portfolio seeks to achieve its objective by investing primarily in high quality securities (those with a proven track record of performance and/or growth) and convertible instruments of small-capitalization U.S. companies.

Emerging Small Company	RCM Capital Management LLC

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) at the time of investment in securities of small-capitalization companies. The subadviser defines securities of small-capitalization companies as common stocks and other equity securities of U.S. companies that have a market capitalization that does not exceed the highest market capitalization of any company contained in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

Equity-Income	T. Rowe Price Associates, Inc.

To provide substantial dividend income and also long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities, with at least 65% in common stocks of well established companies paying above-average dividends.

Financial Services	Davis Selected Advisers, L.P.

To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services. The portfolio invests primarily in common stocks of financial services companies.

Franklin Templeton Founding Allocation	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. The portfolio invests in other portfolios and in other investment companies as well as other types of investments. The portfolio currently invests primarily in three underlying portfolios: the Global Trust, Income Trust and Mutual Shares Trust, as described in the JHT prospectus. The portfolio may purchase any portfolios except other JHT funds of funds and the American feeder funds. When purchasing shares of other JHT funds, the Franklin Templeton Founding Allocation Trust only purchases NAV shares (which are not subject to Rule 12b-1 fees).

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Portfolio	Portfolio Manager	Investment Objective and Strategy

Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.

Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.

Global Allocation	UBS Global Asset Management (Americas) Inc.	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities and equity securities.

Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income instruments, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed income instruments may be denominated in non-U.S. currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, future contracts, or swap agreements.

Global Real Estate	Deutsche Investment Management Americas Inc.	To seek a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. REITs, foreign entities with tax-transparent structures similar to REITs and U.S. and foreign real estate operating companies. Equity securities include common stock, preferred stock and securities convertible into common stock. The portfolio will be invested in issuers located in at least three different countries, including the U.S.

Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed “health sciences”).

High Yield	Western Asset Management Company	To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):

		Moody’s	Ba through C
		Standard & Poor’s	BB through D

Income & Value	Capital Guardian Trust Company	To seek the balanced accomplishment of conservation of principal and long-term growth of capital and income. Under normal market conditions, the portfolio invests its assets in both equity and fixed income securities. The subadviser has full discretion to determine the allocation of assets between equity and fixed income securities. Generally, between 25% and 75% of the portfolio’s total assets will be invested in fixed income securities unless the subadviser determines that some other proportion would better serve the portfolio’s investment objective.

Index Allocation	MFC Global Investment Management (U.S.A.) Limited	To seek long term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in a number of the other index portfolios of JHT. The portfolio invests approximately 70% of its total assets in underlying portfolios which invest primarily in equity securities and approximately 30% of its total assets in underlying portfolios which invest primarily in fixed income securities.

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Portfolio	Portfolio Manager	Investment Objective and Strategy

International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.

International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index.*

International Opportunities	Marsico Capital Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers of securities in the portfolio may be based in or economically tied to the U.S.

International Small Cap	Franklin Templeton Investment Corp.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in investments of small companies outside the U.S., including emerging markets, which have total stock market capitalization or annual revenues of $4 billion or less.

International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of companies located outside the U.S., including in emerging markets.

Investment Quality Bond	Wellington Management Company, LLP	To provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer term maturities.

Large Cap	UBS Global Asset Management (Americas) Inc.	To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large-capitalization companies. The portfolio defines large-capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Index.*

Large Cap Value	BlackRock Investment Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of large-capitalization companies selected from those that are, at the time of purchase, included in the Russell 1000 Value Index.* The portfolio will seek to achieve its investment objective by investing primarily in a diversified portfolio of equity securities of large-capitalization companies located in the U.S. The portfolio will seek to outperform the Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at or below normal valuations.

Lifestyle Aggressive	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio operates as a fund of funds and invests 100% of its assets in underlying portfolios which invest primarily in equity securities.

Lifestyle Balanced	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio operates as a fund of funds and invests approximately 40% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 60% in underlying portfolios which invest primarily in equity securities.

Lifestyle Conservative	MFC Global Investment Management (U.S.A.) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio operates as a fund of funds and invests approximately 80% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 20% in underlying portfolios which invest primarily in equity securities.

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Portfolio	Portfolio Manager	Investment Objective and Strategy

Lifestyle Growth	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio operates as a fund of funds and invests approximately 20% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 80% in underlying portfolios which invest primarily in equity securities.

Lifestyle Moderate	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio operates as a fund of funds and invests approximately 60% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 40% in underlying portfolios which invest primarily in equity securities.

Managed	Grantham, Mayo, Van Otterloo & Co. LLC & Declaration Management & Research LLC	To seek income and long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in a diversified mix of common stocks of large-capitalization U.S. companies and bonds with an overall intermediate term average maturity.

Mid Cap Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a mid-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the S&P MidCap 400 Index* and securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Mid Cap Intersection	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the purposes of the portfolio, medium-sized companies are those with market capitalizations, at the time of investment, within the market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in mid-sized companies, with market capitalizations within the market capitalization range of companies in the Russell MidCap Index.* This range varies daily. The portfolio invests 65% of its total assets in equity securities which it believes to be undervalued in the marketplace.

Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the Russell MidCap Index* or the Russell MidCap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

Money Market B	MFC Global Investment Management (U.S.A.) Limited	To obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar denominated money market instruments.

Natural Resources	Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.

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Portfolio	Portfolio Manager	Investment Objective and Strategy

Optimized All Cap	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Under normal market conditions the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will generally focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

Optimized Value	MFC Global Investment Management (U.S.A.) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital. The portfolio invests in U.S. companies with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*

Overseas Equity	Capital Guardian Trust Company	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of a diversified mix of large established and medium sized foreign companies located primarily in developed countries (outside of the U.S.) and, to a lesser extent, in emerging markets.

Pacific Rim	MFC Global Investment Management (U.S.A.) Limited	To achieve long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region, including emerging markets that have attractive long-term prospects for growth of capital. Current income from dividends and interest will not be an important consideration in the selection of portfolio securities.

PIMCO VIT All Asset Portfolio (a series of the PIMCO Variable Insurance Trust) (only Class M is available for sale)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio invests primarily in a diversified mix of common stocks of large and mid-sized U.S. companies and bonds with an overall intermediate term average maturity.

Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of REITs and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

Science & Technology	T. Rowe Price Associates, Inc. & RCM Capital Management LLC	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity linked notes and derivatives relating to common stocks, such as options on equity linked notes.

Short-Term Bond	Declaration Management & Research, LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) at the time of investment in a diversified mix of debt securities and instruments. The securities and instruments will have an average credit quality rating of A or AA and a weighted average effective maturity between one and three years, and no more than 15% of the portfolio’s net assets will be invested in high yield bonds.

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Portfolio	Portfolio Manager	Investment Objective and Strategy

Small Cap	Independence Investments LLC	To seek maximum capital appreciation consistent with reasonable risk to principal. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of small-capitalization companies whose market capitalizations, at the time of investment, do not exceed the greater of $2 billion, the market capitalization of the companies in the Russell 2000 Index,* and the market capitalization of the companies in the S&P SmallCap 600 Index.*

Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

Small Cap Index	MFC Global Investment Management (U.S.A) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests, at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the Russell 2000 Index* and securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Small Cap Opportunities	Munder Capital Management	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. “Small-capitalization companies” are those companies with market capitalizations, at the time of investment, within the range of the companies in the Russell 2000 Index.*

Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.

Strategic Bond	Western Asset Management Company	To seek a high level of total return consistent with preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities.

Strategic Income	MFC Global Investment Management (U.S.), LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its assets in foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities and domestic high yield bonds.

Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Lehman Brothers Aggregate Bond Index** (which represents the U.S. investment grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Lehman Brothers Aggregate Bond Index.

Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

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Portfolio	Portfolio Manager	Investment Objective and Strategy

Total Stock Market Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the Dow Jones Wilshire 5000 Index,* and securities (which may or may not be included in the Dow Jones Wilshire 5000 Index) that the subadviser believes as a group will behave in a manner similar to the index.

U.S. Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek a high total return. Under normal market conditions, the portfolio invests at least 80% of its net assets in investments tied economically to the U.S., and it typically invests in equity investments in U.S. companies whose stocks are included in the S&P 500 Index* or in companies with size and growth characteristics similar to companies that issue stocks included in the Index.

U.S. Government Securities	Western Asset Management Company	To obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities and futures contracts. The portfolio may invest the balance of its assets in non-U.S. Government securities including, but not limited to, fixed rate and adjustable rate mortgage-backed securities, asset-backed securities, corporate debt securities and money market instruments.

U.S. High Yield Bond	Wells Capital Management, Incorporated	To seek total return with a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in U.S. corporate debt securities that are, at the time of investment, below investment grade, including preferred and other convertible securities in below investment grade debt securities (sometimes referred to as junk bonds or high yield securities). The portfolio also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.

U.S. Large Cap	Capital Guardian Trust Company	To seek long-term growth of capital and income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of U.S. companies with market capitalizations, at the time of investment, greater than $500 million.

Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies (including emerging markets).

Value	Van Kampen	To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell MidCap Value Index.*

*

”Dow Jones Wilshire 5000 Index ®” is a trademark of Wilshire Associates. “MSCI All Country World ex US Index” is a trademark of Morgan Stanley & Co. Incorporated. ”Russell 1000, ®” “Russell 2000, ®” “Russell 2500, ®” “Russell 3000, ®” “Russell MidCap, ®” and “Russell MidCap Value ®” are trademarks of Frank Russell Company.”S&P 500 ,®” “S&P MidCap 400, ®” and “S&P SmallCap 600 ®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

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The indexes referred to in the portfolio descriptions track companies having the ranges of approximate market capitalization, as of February 29, 2008, set out below:

Dow Jones Wilshire 5000 Index — $25 million to $468.29 billion MSCI All Country World Ex US Index — $56 million to $309 billion Russell 1000 Index — $302 million to $468.29 billion Russell 2000 Index — $25 million to $7.68 billion

Russell 2500 Index — $25 million to $16.12 billion Russell 3000 Index — $25 million to $468.29 billion Russell MidCap Index — $302 million to $49.3 billion Russell MidCap Value Index — $463 million to $49.3 billion S&P 500 Index — $744 million to $468.29 billion S&P MidCap 400 Index — $302 million to $11.13 billion S&P SmallCap 600 Index — $65 million to $5.26 billion

**	The Lehman Brothers Aggregate Bond Index is a bond index. A bond index relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

You bear the investment risk of any portfolio you choose as an investment option for your policy. A full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investments in, each portfolio is contained in the portfolio prospectuses. The portfolio prospectuses should be read carefully before allocating purchase payments to an investment option.

If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

We will purchase and redeem series fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

We will vote shares of the portfolios held in the Account at the shareholder meetings according to voting instructions received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Account for policy owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.

We determine the number of a series fund’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC’s rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to

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compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of John Hancock

We are John Hancock Life Insurance Company, a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by “demutualizing” and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock’s ultimate parent is now Manulife Financial Corporation. Our Home Office is at John Hancock Place, Boston, Massachusetts 02117. We are authorized to transact a life insurance and annuity business in all states and in the District of Columbia. As of December 31, 2007, our assets were approximately $98 billion.

We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

We have received the following ratings from independent rating agencies:

A++ A.M. Best Superior

Companies have a very strong ability to meet their obligations; 1st category of 15

AA+ Fitch Ratings

Very strong capacity to meet policyholder and contract obligations; 2nd category of 9

AAA Standard & Poor’s

Extremely strong financial security characteristics; 1st category of 8

Aa1 Moody’s

Excellent in financial strength; 2nd category of 9

These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of our ability to honor any guarantees provided by the policy and any applicable optional riders, but do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of John Hancock Variable Life Account UV

The variable investment options shown on page 1 are in fact subaccounts of John Hancock Variable Life Account UV, a separate account operated by us under Massachusetts law. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Account or of us.

The Account’s assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John

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Hancock other than those arising out of policies that use the Account. Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of John Hancock’s other assets.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

The fixed investment option

Our obligations under the fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to any fixed investment option will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer only one fixed investment option — the standard fixed investment option. The effective annual rate we declare for the standard fixed investment option will never be less than 4%. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment option, but we are under no obligation to do so.

Because of exemptive and exclusionary provisions, interests in any fixed investment option have not been and will not be registered under the Securities Act of 1933 (the “1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed investment option. Disclosure regarding fixed investment options may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

Premiums

Planned premiums

The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums — annually, semi-annually, quarterly or monthly. The dates on which the Planned Premiums are “due” are referred to as “modal processing dates.” The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see “Lapse and reinstatement”).

Minimum premium payments

Each premium payment must be at least $100.

Maximum premium payments

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy (see “Tax considerations”). Also, we may refuse to accept any amount of an additional premium if:

•	that amount of premium would increase our insurance risk exposure, and

•	the insured persons don’t provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.

Ways to pay premiums

If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock Life.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to

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satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock Servicing Office at the appropriate address shown on the back cover of this prospectus.

We will also accept premiums:

•	by wire or by exchange from another insurance company,

•	via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

•	if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your John Hancock representative or by contacting the John Hancock Servicing Office.

Processing premium payments

We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

(1)	We will process a payment received prior to a policy’s date of issue as if received on the business day immediately preceding the date of issue.

(2)	If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

(3)	We will process the portion of any premium payment for which we require evidence of the insured person’s continued insurability only after we have received such evidence and found it satisfactory to us.

(4)	If we receive any premium payment that we think will cause a policy to become a modified endowment contract or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

•	The tax problem resolves itself prior to the date the refund is to be made; or

•	The tax problem relates to modified endowment contract status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

(5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Lapse and reinstatement

Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., “lapse”) for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case, if the policy’s surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day “grace period” to make that payment. If you don’t pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., “reinstate”) it within 2 years from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit feature is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

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Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.

Guaranteed minimum death benefit feature

This feature is available only if the insured persons meet certain underwriting requirements and only if you’ve elected death benefit Option A (see “The death benefit” below). The feature guarantees that your Basic Sum Insured will not lapse, regardless of adverse investment performance, if both of the following are true:

•	any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see “The death benefit” below), and

•

on each monthly deduction date the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.

The Guaranteed Minimum Death Benefit Premium (or “GMDB Premium”) is defined in the policy and one-twelfth of it is “due” on each monthly deduction date. The term monthly deduction date is defined under “Procedures for issuance for a policy.” On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

No GMDB Premium will ever be greater than the so-called “guideline premium” for the policy as defined in section 7702 of the Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see “The death benefit” below). The GMDB Premium varies from policy to policy based upon a number of factors, including each insured person’s issue age, insurance risk characteristics and (generally) gender.

If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don’t pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the monthly deduction date on which default occurred. If it is reinstated more than 1 year after such monthly deduction date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see “The death benefit” below).

If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

The death benefit

In your application for the policy, you will tell us how much life insurance coverage you want on the lives of the insured persons. This is called the “Total Sum Insured.” Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. We reserve the right to impose underwriting restrictions on the proportions of Additional Sum Insured and Basic Sum Insured based upon the anticipated frequency of premium payments and other factors. However, even in the absence of such underwriting restrictions, the Additional Sum Insured generally cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under “Basic Sum Insured vs. Additional Sum Insured” below.

When the last surviving insured person dies, we will pay the death benefit minus any outstanding loans, accrued interest and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

•

Option A - The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).

•

Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

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For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. The optional extra death benefit is determined on each annual processing date as follows:

•	First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.

•	We will then subtract your Total Sum Insured.

Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. You may revoke your election at any time, but there may be adverse tax consequences if you do. An “annual processing date” is the first business day of a policy year.

Limitations on payment of death benefit

If either insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

Basic Sum Insured vs. Additional Sum Insured

As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

For the same amount of premiums paid, the charges deducted from premiums and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy’s surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

Generally, you will incur lower charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the policy’s Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see “Tax considerations”).

The minimum insurance amount

In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law — the “guideline premium and cash value corridor test” and the “cash value accumulation test.” When you elect the death benefit option, you must also elect which test you wish to have applied. The guideline premium and cash value corridor test cannot be elected if the optional

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extra death benefit is chosen as the death benefit option. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor (called “corridor factor” in the policy) applicable on that date. In this case, the factors are derived by applying the guideline premium and cash value corridor test. The factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each policy year will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy. Regardless of which test is applied, the appropriate factor will be referred to in the policy as the “Required Additional Death Benefit Factor.”

As noted above, you have to elect which test will be applied when you elect the death benefit option. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the “7 pay” limit for the full 7 years (see “Tax considerations”). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

When the younger insured person reaches 100

If the policy is still in effect on the policy anniversary nearest the 100th birthday of the younger of the two insured persons, the following things will happen whether or not the younger insured person is actually alive on that policy anniversary:

•	We will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

•

The death benefit will become equal to the account value on the date of death. Death benefit Options A and B (as described above) and the guaranteed minimum death benefit feature will all cease to apply.

Requesting an increase in coverage

The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, we may approve an increase in the Additional Sum Insured at any time. However, you will have to provide us with evidence that the surviving insured persons still meet our requirements for issuing insurance coverage. As to when an approved increase would take effect, see “Effective date of certain policy transactions” below.

Requesting a decrease in coverage

The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, we may approve a reduction in the Additional Sum Insured, but only if:

•	the remaining Total Sum Insured will be at least $250,000, and

•	the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.

We may refuse any decrease in the Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when an approved decrease would take effect, see “Effective date of certain policy transactions” below.

Change of death benefit option

Changes of death benefit option are not permitted under our current administrative rules. We expect to be able to allow a change from Option B to Option A in the near future, but that is not guaranteed.

Effective date of certain policy transactions

The following transactions take effect on the policy anniversary on or next following the date we approve the request.

•	Total Sum Insured decreases

•	Additional Sum Insured increases

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•	Change of death benefit option from Option B to Option A, when and if permitted by our administrative rules (see “Change of death benefit option” above)

Tax consequences of coverage changes

Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person’s lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.

Ways in which we pay out policy proceeds

You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC or any other government agency. We may also in the future direct proceeds from surrenders into a John Hancock retained asset account. Please contact our Servicing Office for more information. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including those listed below.

•	Option 1 - Proceeds left with us to accumulate with interest

•	Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

•	Option 2B - Equal monthly payments for a specified period of time

•	Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

•	Option 4 - Equal monthly payments for life with no refund

•	Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven’t been paid out

You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds may be paid as a single sum.

Changing a payment option

You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

The account value

From each premium payment you make, we deduct the charges described under “Deductions from premium payments.” We invest the rest in the investment options you’ve elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Processing premium payments”).

Over time, the amount you’ve invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a series fund and had reinvested all fund dividends and

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distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under “Description of charges at the policy level.” We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

The amount you’ve invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in a fixed investment option will not be subject to the asset-based risk charge. Otherwise, the policy level charges applicable to the fixed investment option are the same as those applicable to the variable investment options. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment options, but we are under no obligation to do so.

Commencement of investment performance

Any premium payment processed prior to the twentieth day after the policy’s date of issue will automatically be allocated to the Money Market B investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market B investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

Allocation of future premium payments

At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options. Under our current rules, we impose the following restrictions on transfers into and out of variable investment options. Transfers out of a fixed investment option are subject to additional limitations noted below.

Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment option even if the two transfer per month limit has been reached, but only if 100% of the account value in all variable investment options is transferred to the Money Market B investment option. If such a transfer to the Money Market B investment option is made then, for the 30 calendar day period after such transfers, no transfers from the Money Market B investment option to any other investment options (variable or fixed) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two

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transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market B investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment option may not be transferred out of the Money Market B investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

If we change any of the above rules relating to transfers, we will notify you of the change. Transfers under the dollar cost averaging program will not be counted toward any limit or restriction on transfers into and out of variable investment options.

Transfers out of the fixed investment option are currently subject to the following restrictions.

•	You can only make such a transfer once in each policy year.

•	Any transfer request received within 6 months of the last transfer out of the fixed investment option will not be processed until such 6 month period has expired.

•

The most you can transfer at any one time is the greater of (i) $500, (ii) 20% of the assets in your fixed investment option or (iii) the amount transferred out of your fixed investment option during the previous policy year.

We reserve the right to impose limits on the minimum amount of each transfer out of the fixed investment option and the maximum amount of any transfer into the fixed investment option after the second policy year.We also reserve the right to impose different restrictions on any additional fixed investment option that we may offer in the future.

If there is a default as described in the “Lapse and reinstatement” provision and a “grace period” is triggered, you will be prohibited from making any transfers among investment options while the grace period remains in effect.

Dollar cost averaging

This is a program of automatic monthly transfers out of the Money Market B investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

Scheduled transfers under this option may be made from the Money Market B investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

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Once we receive the election in form satisfactory to us at our Servicing Office, transfers will begin on the second monthly deduction date following its receipt. Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market B investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person.

Surrender and partial withdrawals

Full surrender

You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy debt. This is called your “surrender value.” You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time. Generally, each partial withdrawal must be at least $1,000. There is a fee for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. The amount in each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months’ worth of monthly charges (see “Deductions from account value”). We also reserve the right to refuse any partial withdrawal that would cause the policy’s Total Sum Insured to fall below $250,000 or the policy’s Basic Sum Insured to fall below $250,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under either Option A or Option B (see “The death benefit”) and under the guaranteed minimum death benefit feature (see “Guaranteed death benefit feature”). Under Option A, such a partial withdrawal will reduce the Total Sum Insured. Under the guaranteed minimum death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A “Terminated ASI Withdrawal Amount” is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described under “Lapse and reinstatement.” The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

You may borrow from your policy at any time by completing a form satisfactory to us. However, you can’t borrow from your policy during a “grace period” (see “Lapse and reinstatement”). The maximum amount you can borrow is 90% of your account value, less any existing indebtedness.

The minimum amount of each loan is $1,000. The interest charged on any loan is currently an effective annual rate of 4.75% in the first 10 policy years, 4.50% in the policy years 11 through 20, and 4.00% thereafter. However, we reserve the right to increase the percentage after policy year 20 to as much as 4.25% Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your John Hancock representative for details. We process policy loans as of the day we receive the loan request.

Repayment of policy loans

You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

•	The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

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•	The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

The account value, the net cash surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

Whenever the outstanding loan exceeds 90% of your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see “Tax considerations”).

Description of charges at the policy level

Deductions from premium payments

•	Premium tax charge - A charge to cover state premium taxes we currently expect to pay, on average. This charge is currently 2.35% of each premium.

•	DAC tax charge - A charge to cover the increased federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

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Premium processing charge - A charge to help defray our administrative costs. This charge is 1.25% of each premium. For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%.

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Sales charge - A charge to help defray our sales costs. The charge for premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales charges deducted from premiums paid after the eleventh policy year. Because policies of this type were first offered in 1993, the foregoing waiver and the lower current rates after policy year 10 are not yet applicable to any policy. The “Target Premium” is determined at the time the policy is issued and will appear in the “Policy Specifications” section of the policy.

•	Enhanced Cash Value Rider charge - A charge to cover the cost of this rider, if elected, equal to 2% of premium paid in the first policy year that does not exceed the Target Premium.

Deductions from account value

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Issue charge - A monthly charge to help defray our administrative costs. This charge has two parts: (1) a flat dollar amount of $55.55 deducted only during the first five policy years, and (2) a charge of 2¢ per $1,000 of Total Sum Insured at issue that is deducted only during the first three policy years. The second part of this monthly charge is guaranteed not to exceed $200.

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Administrative charge - A monthly charge to help defray our administrative costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3¢ per $1,000 of Total Sum Insured at issue (currently 1¢ per $1,000 of Total Sum Insured at issue). However, for policies with a Total Sum Insured at issue of $5 million or more, the first part of this charge is currently zero.

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Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person’s attained age increases. (An insured person’s “attained age” on any date is his or her age on the birthday nearest that date). The insurance charge is not affected by the death of the first insured person to die.

•	Extra mortality charge - A monthly charge specified in your policy for additional mortality risk if either of the insured persons is subject to certain types of special insurance risk

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Asset-based risk charge - A monthly charge for mortality and expense risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The charge does not apply to the fixed investment option. We guarantee that the percentage will never exceed .0753% per month (.90% on an effective annual basis). The actual percentage applied will vary depending upon the policy year in which the charge is made and the Total Sum Insured at issue. For policy years 1 through 15, the current monthly percentages are as follows: .0669% for a Total Sum Insured at issue of less than $5 million, ..0627% for a Total Sum Insured at issue of at least $5 million but less than $15 million, and .0585% for a Total Sum Insured at issue of $15 million or more. (These monthly percentages equate to the following effective annual percentages: .80%, .75% and .70%, respectively). For policy year 16 and thereafter, the current monthly percentage is .0083%, regardless of the Total Sum Insured at issue. (That monthly percentage equates to an effective annual percentage of .10%). The reduction after 15 years has not occurred yet under any policy, since no policy has yet been outstanding for 15 years.

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Guaranteed minimum death benefit charge - A monthly charge beginning in the eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1¢ per $1,000 of Basic Sum Insured at issue and is guaranteed not to exceed 3¢ per $1,000 of Basic Sum Insured at issue.

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Optional benefits charge - Monthly charges for optional insurance benefits (other than the optional enhanced cash value rider) added to the policy by means of a rider. The riders we currently offer are described under “Optional benefit riders you can add.”

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Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

Additional information about how certain policy charges work

Sales expenses and related charges

The sales charges help to compensate us for the cost of selling our policies. (See “Description of charges at the policy level.”) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policy. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the premium processing, issue and administrative charges may also be recovered from such other sources.

Effect of premium payment pattern

You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to and including the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums

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paid to exceed the policy’s 7-pay premium limit and, as a result, cause the policy to become a modified endowment contract, with adverse tax consequences to you upon receipt of policy distributions (see “Tax considerations”).

Method of deduction

We deduct the monthly charges described in the Fee Tables section from your policy’s investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, premium tax levels range from 0—3.5%. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of charges at the fund level

The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of portfolio annual expenses under “Fee Tables”) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other policy benefits, rights and limitations

Optional benefit riders you can add

When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy’s account value.

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We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy.

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Policy Split Option Rider—At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person’s 85th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

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Enhanced Cash Value Rider—If you surrender the policy at any time during the first 4 policy years and this rider is then in effect, we will pay an Enhanced Cash Value Benefit. The Benefit is paid in addition to the policy surrender value. The Benefit is equal to a percentage of first year premiums paid up to the Target Premium. The percentage will be specified in the policy. Also, if you die during the first 4 policy years and the rider is in effect, we will increase the policy’s account value by the amount of the Benefit in determining the death benefit payable. Since the rider increases the amount of insurance for which we are at risk, it increases the amount of the insurance charge described under “Deductions from premium payments.” The maximum amount you may borrow from the policy or withdraw from the policy through partial withdrawals is not effected by this rider. This rider can only be elected at the time of application for the policy.

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Four Year Term Tider—This rider provides a Term Death Benefit upon the death of the last insured person while the rider is in effect. In your application for this rider, you will tell us how much term insurance coverage you want on the lives of the insured persons.

Variations in policy terms

Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Reduced charges for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

Generally, the policy is available with a minimum Total Sum Insured at issue of $250,000 and a minimum Basic Sum Insured at issue of $250,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 85. All insured persons must meet certain health and other insurance risk criteria called underwriting standards.

Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy.

Minimum initial premium

The Minimum Initial Premium must be received by us at our Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the at issue, and the policy options you have selected.

Commencement of insurance coverage

After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons’ risk classification should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).

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The policy will take effect only if all of the following conditions are satisfied.

•	The policy is delivered to and received by the applicant.

•	The Minimum Initial Premium is received by us.

•	Each insured person is living and still meets our health criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “date of issue.” That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

In order to preserve a younger age at issue for at least one of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as “backdating” and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

The conditions for coverage described above under “Commencement of insurance coverage” must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person’s younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary survivorship term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include those listed below.

•	Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws

•	Combining or removing investment options

•	Changes in the form of organization of any separate account

Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Wherever the term “you” appears in this prospectus, we’ve assumed that the reader is the person who has the right or privilege being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

While either of the insured persons is alive, you will have a number of options under the policy. These options include those listed below.

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•	Determine when and how much you invest in the various investment options

•	Borrow or withdraw amounts you have in the investment options

•	Change the beneficiary who will receive the death benefit

•	Change the amount of insurance

•	Turn in (i.e., “surrender”) the policy for the full amount of its surrender value

•	Choose the form in which we will pay out the death benefit or other proceeds

It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

You have the right to cancel your policy within 10 days after you receive it (the period may be longer in some states). This is often referred to as the “free look” period. To cancel your policy, simply deliver or mail the policy to:

•	John Hancock at one of the addresses shown on the back cover of this prospectus, or

•	the John Hancock representative who delivered the policy to you.

In most states, you will receive a refund of any premiums you’ve paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by John Hancock prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

Semiannually we will send you a report containing the financial statements of each series fund, including a list of securities held in each fund.

Assigning your policy

You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC or any other government agency. We may also in the future direct proceeds from surrenders into a John Hancock retained asset account. Please contact our Servicing Office for more information.

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Delay to challenge coverage

We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

State laws allow us to defer payment of any portion of the surrender value derived from the fixed investment options for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General rules

You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock Servicing Office at the appropriate address shown on the back cover.

Under our current rules, certain requests must be made in writing and be signed and dated by you. These requests include those listed below.

•	loans

•	surrenders or partial withdrawals

•	change of death benefit option

•	increase or decrease in Total Sum Insured

•	change of beneficiary

•	election of payment option for policy proceeds

•	tax withholding elections

•	election of telephone transaction privilege

The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see “Telephone and facsimile transactions” below).

•	transfers of account value among investment options

•	change of allocation among investment options for new premium payments.

You should mail or express all written requests to our Servicing Office at the appropriate address shown on the back cover. You should also send notice of the insured person’s death and related documentation to our Servicing Office. We don’t consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.

We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Servicing Office or your John Hancock representative. Each communication to us must include your name, your policy number and the name of each of the insured persons. We cannot process any request that doesn’t include this required

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information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and facsimile transactions

If you complete a special authorization form, you can request transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-521-1234 or by faxing us at 617-572-4702. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or

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expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 110.75% of the target premium paid in the first policy year, 10% of the target premium paid in years 2-4, and 3% of the target premium paid in years 5 and after. Compensation on any premium paid in excess of target premium in any year will not exceed 4%. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non- qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

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General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our “policy holder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a “DAC tax” charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a “DAC tax adjustment.” We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the “Code”) defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Code.

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in

43

excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

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7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully “paid-up” after the payment of 7 equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

•

First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.

•

Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

•

Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

•	is made on or after the date on which the policy owner attains age 59 1/2;

•	is attributable to the policy owner becoming disabled; or

•

is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, if there is at any time a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) under a survivorship policy, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. If the premiums paid to date at any point after the date of issue are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

If your policy is issued as a result of a section 1035 exchange, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be

45

carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Financial statements reference

The financial statements of John Hancock and the Account can be found in the Statement of Additional Information. The financial statements of John Hancock should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock to meet its obligations under the policies.

Registration statement filed with the SEC

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company at December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, and the financial statements of Separate Account UV of John Hancock Life Insurance Company at December 31, 2007, and for each of the two years in the period ended December 31, 2007, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

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In addition to this prospectus, John Hancock has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock representative. The SAI may be obtained by contacting the John Hancock Servicing Office. You should also contact the John Hancock Servicing Office to request any other information about your policy or to make any inquiries about its operation.

JOHN HANCOCK SERVICING OFFICE

Express Delivery	Mail Delivery
Specialty Products	Specialty Products
197 Clarendon Street, C-6	P.O. Box 192
Boston, MA 02117	Boston, MA 02117-0192

Phone:	Fax:
1-800-521-1234	617-572-4702

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-7766 1933 Act File No. 333-73082

Statement of Additional Information dated April 28, 2008

for interests in

John Hancock Variable Life Separate Account UV (“Registrant”)

Interests are made available under

VARIABLE ESTATE PROTECTION PLUS

a flexible premium variable universal life survivorship insurance policy issued by

JOHN HANCOCK LIFE INSURANCE COMPANY (“JOHN HANCOCK” or “DEPOSITOR”)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock representative or by contacting the John Hancock Servicing Office at Specialty Products, 197 Clarendon Street, C-6, Boston, MA 02117 or telephoning 1-800-521-1234.

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” In this case, the Depositor is John Hancock Life Insurance Company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by “demutualizing” and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock’s ultimate parent is now Manulife Financial Corporation. Our home office is at John Hancock Place, Boston, Massachusetts 02117. We are authorized to transact a life insurance and annuity business in all states and in the District of Columbia. As of December 31, 2007, John Hancock’s assets were approximately $98 billion.

We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant”. In this case, the Registrant is John Hancock Variable Life Separate Account UV (the “Account”), a separate account established by John Hancock under Massachusetts law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Account or of John Hancock.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by John Hancock and of registered separate accounts organized by John Hancock may be provided by John Hancock Life Insurance Company (U.S.A.), or other affiliates. Neither John Hancock nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Bank. State Street Bank’s address is 225 Franklin Street, Boston, Massachusetts, 02110.

Independent Registered Public Accounting Firm

The consolidated financial statements of John Hancock Life Insurance Company at December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, and the financial statements of Separate Account UV of John Hancock Life Insurance Company at December 31, 2007, and for each of the two years in the period ended December 31, 2007, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.

On June 25, 2007, John Hancock Investment Management Services, LLC (the “Adviser”) and John Hancock Distributors LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust funds that participated in the Adviser’s commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust (the “Trust”), whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2007 was $226,336,094.

Signator Investors, Inc. (“Signator”), a Delaware corporation that we control, was the principal distributor of the variable life policies and the principal underwriter of the securities offered by the Depositor and its affiliates until May 1, 2006.

The aggregate dollar amount of underwriting commissions paid to Signator from January, 2006 through April, 2006 was $36,470,045 and the amount paid to JH Distributors from May, 2006 through December, 2006 was $88,948,916. The aggregate dollar amount of underwriting commission paid to Signator in 2005 was $92,499. Neither Signator nor JH Distributors retained any of these amounts during such periods.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. Compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). The compensation paid is not expected to exceed 110.75% of the target premium paid in the first policy year, 10% of the target premium paid in years 2-4, and 3% of the target premium paid in years 5 and after. Compensation on any premium paid in excess of target premium in any year will not exceed 4%.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

•

Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

3

•

Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

•

Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer may pay its registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to the Depositor’s satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction In Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. John Hancock reserves the right to reduce any of the Policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. John Hancock may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

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AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company

Years Ended December 31, 2007, 2006, and 2005

JOHN HANCOCK LIFE INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (the Company) as of December 31, 2007 and 2006, and the related consolidated statements of income, changes in shareholder’s equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company at December 31, 2007 and 2006, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2007 in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2007 the Company changed its method of accounting for income tax related cash flows generated by investments in leveraged leases and collateral related to certain derivative activities, and in 2006 the Company changed its method of accounting for defined benefit pension and other post retirement plans and investments in certain limited partnerships.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

April 25, 2008

JOHN HANCOCK LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

	December 31,
	2007	2006
	(in millions)
Assets
Investments
Fixed maturities—at fair value (cost: 2007—$42,879.0; 2006—$45,041.0)	$42,838.6	$44,863.2
Equity securities:
Available-for-sale—at fair value (cost: 2007—$121.6; 2006—$680.3)	148.3	764.7
Mortgage loans on real estate	9,349.5	9,959.5
Real estate	1,271.7	1,280.3
Policy loans	2,099.1	2,071.8
Other invested assets	2,932.9	2,628.0

Total Investments	58,640.1	61,567.5

Cash and cash equivalents	3,355.5	1,063.3
Accrued investment income	615.0	609.7
Premiums and accounts receivable	27.9	31.5
Goodwill	3,008.5	3,010.9
Value of business acquired	2,374.8	2,502.1
Deferred policy acquisition costs and deferred sales inducements	1,102.5	890.2
Amounts due from affiliates	271.4	179.1
Intangible assets	1,317.9	1,330.0
Reinsurance recoverable	5,031.3	4,236.3
Other assets	3,372.4	3,086.5
Separate account assets	18,948.8	19,071.7

Total Assets	$98,066.1	$97,578.8

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,
	2007	2006
	(in millions)
Liabilities and Shareholder’s Equity

Liabilities:

Future policy benefits	$46,576.3	$45,679.4
Policyholders’ funds	11,009.2	12,374.8
Consumer notes	2,157.0	2,454.1
Unearned revenue	127.6	215.5
Unpaid claims and claim expense reserves	144.6	138.1
Dividends payable to policyholders	420.0	417.7
Amounts due to affiliates	560.9	427.1
Short-term debt	8.6	484.9
Long-term debt	485.2	487.5
Deferred income tax liability	679.0	394.3
Other liabilities	6,130.8	4,886.6
Separate account liabilities	18,948.8	19,071.7

Total Liabilities	87,248.0	87,031.7

Minority interest	141.5	132.5

Shareholder’s Equity:

Common stock	330.0	330.0
Additional paid in capital	9,373.7	9,350.1
Retained earnings	475.4	296.0
Accumulated other comprehensive income	497.5	438.5

Total Shareholder’s Equity	10,676.6	10,414.6

Total Liabilities and Shareholder’s Equity	$98,066.1	$97,578.8

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

	Years ended December 31,
	2007	2006	2005
	(in millions)
Revenues
Premiums	$2,832.4	$2,687.8	$1,983.8
Universal life and investment-type product charges	294.7	317.5	302.7
Net investment income	3,511.7	3,527.6	3,475.3
Net realized investment and other gains	127.6	6.2	514.6
Investment management revenues, commissions and other fees	1,006.7	814.5	765.7
Other revenue	70.0	31.3	47.2

Total revenues	7,843.1	7,384.9	7,089.3

Benefits and expenses
Benefits to policyholders	4,449.8	4,229.3	3,717.0
Other operating costs and expenses	1,549.8	1,498.5	1,464.1
Amortization of deferred policy acquisition costs, deferred sales inducements and value of business acquired	166.7	299.1	174.3
Dividends to policyholders	526.4	509.9	513.4

Total benefits and expenses	6,692.7	6,536.8	5,868.8

Income before income taxes	1,150.4	848.1	1,220.5

Income taxes	378.9	267.5	408.8

Net income	$771.5	$580.6	$811.7

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME

	Common Stock	Additional Paid In Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Shareholder’s Equity	Outstanding Shares
	(in millions, except for outstanding share data)
Company
Balance at January 1, 2005	$10.0	$9,490.6	$153.7	$592.5	$10,246.8	1,000

Comprehensive income:
Net income			811.7		811.7

Other comprehensive net income, net of tax:
Net unrealized investment losses				(420.0)	(420.0)
Foreign currency translation adjustment				(1.8)	(1.8)
Minimum pension liability				2.4	2.4
Cash flow hedges				171.2	171.2

Comprehensive income					563.5

Manulife Financial Corporation
Purchase price reallocation		(82.1)			(82.1)

Share based payments		14.9			14.9
Capital contribution paid by Parent	320.0				320.0	32,000
Dividends paid to Parent			(690.0)		(690.0)

Balance at December 31, 2005	$330.0	$9,423.4	$275.4	$344.3	$10,373.1	33,000

Comprehensive income:
Net income			580.6		580.6

Other comprehensive income, net of tax:
Net unrealized investment gains				26.0	26.0
Foreign currency translation adjustment				0.4	0.4
Minimum pension liability				(16.3)	(16.3)
Cash flow hedges				(76.1)	(76.1)

Comprehensive income					514.6

Statement 158 transition adjustment				160.2	160.2
Transfer of real estate from affiliate		(86.7)			(86.7)
Share based payments		(21.4)			(21.4)
Employee stock option plan (ESOP)		34.8			34.8
Dividends paid to Parent			(560.0)		(560.0)

Balance at December 31, 2006	$330.0	$9,350.1	$296.0	$438.5	$10,414.6	33,000

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME – (CONTINUED)

	Common Stock	Additional Paid In Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Shareholder’s Equity	Outstanding Shares
	(in millions, except for outstanding share data)
Company
Balance at January 1, 2007	$330.0	$9,350.1	$296.0	$438.5	$10,414.6	33,000

Comprehensive income:
Net income			771.5		771.5

Other comprehensive income, net of tax:
Net unrealized investment losses				(24.4)	(24.4)
Foreign currency translation adjustment				(0.3)	(0.3)

Pension and postretirement benefits:
Change in the funded status of the pension plan				15.9	15.9
Amortization of periodic pension costs				(0.8)	(0.8)
Cash flow hedges				68.6	68.6

Comprehensive income					830.5

Adoption of FSP No. FAS 13-2			(133.5)		(133.5)
Transfer of invested assets with affiliates		9.5			9.5
Share based payments		14.1			14.1
Dividends paid to Parent			(458.6)		(458.6)

Balance at December 31, 2007	$330.0	$9,373.7	$475.4	$497.5	$10,676.6	33,000

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31
	2007	2006	2005
	(in millions)
Cash flows from operating activities:
Net income	$771.5	$580.6	$811.7
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of premium—fixed maturities	286.7	453.9	587.9
Net realized investment (gains)/losses	(127.6)	(6.2)	(514.6)
Amortization of deferred acquisition costs and deferred sales inducements	59.5	163.8	4.5
Amortization of value of business acquired	107.2	135.3	169.8
Capitalized deferred acquisition costs and deferred sales inducements	(274.1)	(395.7)	(416.2)
Depreciation and amortization	73.2	28.3	22.9
Net cash flows from trading securities	—	4.6	(0.4)
(Increase) decrease in accrued investment income	(5.3)	106.0	(294.8)
Decrease (increase) in premiums and accounts receivable	3.6	40.6	(57.9)
Decrease (increase) in other assets and other liabilities, net	629.0	(130.7)	448.6
Increase in policy liabilities and accruals, net	2,475.4	876.2	337.4
Increase in income taxes	392.4	116.7	530.0

Net cash provided by operating activities	4,391.5	1,973.4	1,628.9

Cash flows used in investing activities:
Sales of:
Fixed maturities	6,747.1	10,381.7	9,978.0
Equity	1,149.4	166.7	2,002.8
Real estate	29.0	8.8	32.1
Other invested assets	645.6	1,400.0	1,055.9
Maturities, prepayments and scheduled redemptions of:
Fixed maturities	1,750.4	925.9	2,064.8
Mortgage loans on real estate	1,974.8	1,877.3	2,224.6
Purchases of:
Fixed maturities	(6,899.8)	(11,072.0)	(11,578.3)
Equity	(326.4)	(462.5)	(1,493.7)
Real estate	(33.2)	(449.2)	(560.9)
Other invested assets	(935.1)	(552.0)	(454.0)
Mortgage loans on real estate issued	(1,357.5)	(1,094.0)	(1,428.5)
Net cash paid for related party real estate	—	(150.4)	—
Net cash received related to sales of businesses	—	37.9	—
Other, net	172.4	60.2	(1.0)

Net cash provided by investing activities	$2,916.7	$1,078.4	$1,841.8

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2007	2006	2005
	(in millions)
Cash flows from financing activities:
Capital contribution paid by Parent	$—	$—	$320.0
Dividends paid to Parent	(458.6)	(560.0)	(690.0)
Increase in notes receivable from affiliates	43.3	(90.0)	—
Increase in notes payable to affiliates	(22.3)	—	—
Universal life and investment-type contracts deposits	2,215.7	3,412.6	3,292.4
Universal life and investment-type contract maturities and withdrawals	(6,070.6)	(7,407.8)	(6,412.4)
Net transfers to separate accounts from policyholders funds	36.9	277.5	865.8
Excess tax benefits related to share based payments	14.5	19.3	—
(Repayments) issuance of consumer notes, net	(297.1)	(33.6)	108.6
Issuance of short-term debt	—	478.1	153.4
Issuance of long-term debt	1.2	2.8	3.5
Repayment of short-term debt	(476.6)	(67.8)	(197.2)
Repayment of long-term debt	(2.4)	(7.8)	(14.6)

Net cash used in financing activities	(5,016.0)	(3,976.7)	(2,570.5)

Net increase (decrease) in cash and cash equivalents	2,292.2	(924.9)	900.2

Cash and cash equivalents at beginning of year	1,063.3	1,988.2	1,088.0

Cash and cash equivalents at end of year	$3,355.5	$1,063.3	$1,988.2

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company, (the Company) is a wholly owned subsidiary of John Hancock Financial Services, Inc. (JHFS). The Company is a diversified financial services organization that provides a broad range of insurance and investment products and investment management and advisory services. On April 28, 2004, JHFS was acquired by Manulife Financial Corporation (Manulife). The “John Hancock” name is Manulife’s primary U.S. brand.

The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies, individual and group long-term care, fixed deferred and fixed immediate annuity, and variable annuity contracts. Those policies are primarily marketed through John Hancock’s sales organization, which includes a career agency system composed of independent general agencies, supported by John Hancock, and a direct brokerage system that markets directly to external independent brokers. Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. In addition, the Company offers a variety of retirement products to qualified defined benefit plans, defined contribution plans and non-qualified buyers. The products include guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. The Company is licensed in all fifty of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. Virgin Islands, and Canada.

Basis of Presentation. The accompanying financial statements of the Company have been prepared in conformity with U.S. generally accepted accounting principles which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and or controlled subsidiaries and subsidiaries of which it is the primary beneficiary. Please refer to Note 3 – Relationships with Variable Interest Entities for more information on the Company’s relationships with variable interest entities. All significant intercompany transactions and balances have been eliminated. When the Company consolidates partnership or LLC interests, the partnership is consolidated onto the accounts of the separate accounts if the separate accounts own a greater share than the Company’s general account and is consolidated onto the Company’s general accounts if the general account owns a greater share than the Company’s separate accounts. When consolidation through the Company’s separate accounts takes place, additional separate account assets (with offsetting separate account liabilities) are recognized to bring total Company exposure up to total partnership or LLC assets and intercompany eliminations between the Company’s general accounts and separate accounts are not performed.

Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. Other entities in which the Company has a less than controlling financial interest, whether variable interest entities (VIEs) or not, are accounted for under guidance appropriate to each relationship, whether the Company invests in their debt or equity securities, issues funding agreements to them, manages them as investment advisor, or performs other transactions with them or provides services to them.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments. The Company classifies its fixed maturity securities and other leveraged leases as available-for-sale and records these securities at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholders’ equity, net of policyholder related amounts and deferred taxes. Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in net investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized and other investment gains (losses). The Company records as its carrying value the net investment of the leveraged leases calculated by accruing income at the lease’s expected internal rate of return in accordance with Statement of Financial Accounting Standard No. 13, Accounting for Leases.

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 – Summary of Significant Accounting Policies – (continued)

Equity securities include common stock and preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available- for- sale, unrealized gains and losses on equity securities are reflected in shareholders’ equity, as described above for available- for- sale fixed maturity securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premium or discount, less allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if higher and the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in net investment income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any change to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed.

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments, which include investments with maturities when purchased greater than 90 days and less than one year, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating pension contractholder accounts.

Derivative Financial Instruments. The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company’s Consolidated Balance Sheets in other invested assets or other liabilities at fair value.

In certain cases, the Company uses hedge accounting by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains (losses). Basis adjustments are amortized into income through net realized investment and other gains (losses).

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 – Summary of Significant Accounting Policies – (continued)

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in accumulated other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the balance remaining in accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, and swaptions), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Deferred Policy Acquisition Costs (DAC) and Deferred Sales Inducements (DSI). Deferred policy acquisition costs are costs that vary with, and are related primarily to, the production of new insurance business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain costs of policy issuance and underwriting, and certain agency expenses. Similarly, any amounts assessed as initiation fees, or front-end loads, are recorded as unearned revenue. For non-participating term life and long-term care insurance products, such costs are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance policies and investment-type products, such costs and unearned revenues are being amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2007 and 2006, the Company’s DAC asset was deemed recoverable.

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity investment returns. The Company also assumes that historical variances from the long-term rate of investment return will reverse over the next fifteen year period. The resulting rates for the next fifteen years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

When DAC and unearned revenue are amortized in proportion to estimated gross profits, the effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period.

Amortization of DAC is allocated to: (1) a separate component of total benefits and expenses to reflect amortization related to the gross margins or profits relating to policies and contracts in force; and (2) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 – Summary of Significant Accounting Policies – (continued)

The Company currently offers enhanced crediting rates or bonus payments to contract holders on certain of its individual annuity products (Deferred Sales Inducements or DSI). Those inducements that are incremental to amounts the Company credits on similar contracts without sales inducements and are higher than the contracts’ expected ongoing crediting rates for periods after the inducements are capitalized at inception. The capitalized amounts are then amortized over the life of the underlying contracts consistent with the methodology used to amortize DAC. DSI is reviewed annually to determine recoverability from future income, and if not recoverable, is immediately expensed. As of December 31, 2007 and 2006, the Company’s DSI was deemed recoverable.

Reinsurance. The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Goodwill and Other Intangible Assets. In the merger with Manulife, the Company de-recognized its intangible assets including goodwill, value of business acquired (VOBA) and management contracts. Also in the merger, the Company recognized new non-amortizable intangible assets including goodwill, brand name and investment management contracts, and recognized new amortizable intangible assets including VOBA, distribution networks and other investment management contracts.

Goodwill is the excess of the cost to Manulife over the fair value of the Company’s identifiable net assets acquired by Manulife. Brand name is the fair value of the Company’s trademark and trade name acquired by Manulife in the recent merger. Investment management contracts are the fair values of the investment management relationships between the Company and each of the mutual funds managed by the Company acquired by Manulife.

VOBA is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife. VOBA had weighted average lives ranging from 6 to 17 years for various insurance businesses at the merger. Distribution networks are values assigned to the Company’s networks of sales agents and producers responsible for procuring business acquired by Manulife. Distribution networks had weighted average lives of 22 years at the merger. Other investment management contracts are the values assigned to the Company’s institutional investment management contracts managed by its investment management subsidiaries. Other investment management contracts have weighted average lives of 10 years at the merger. Collectively, these amortizable intangible assets had a weighted average life of 15 years at the merger.

The Company tests non-amortizing intangible assets for impairment on an annual basis, and also in response to any events which suggest that these assets may be impaired (triggering events.) Amortizable intangible assets are tested only in response to triggering events. VOBA and the Company’s other intangible assets are evaluated for impairment by comparing their fair values to their current carrying values whenever they are tested. Impairments would be recorded whenever an intangible asset’s fair value is deemed to be less than its carrying value. No impairment was indicated as a result of testing performed in 2007 or 2006.

Separate Accounts. Separate account assets and liabilities reported in the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, surrenders, net investment income, net realized investment and other gains (losses) and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Income. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in the revenues of the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 – Summary of Significant Accounting Policies – (continued)

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 2.5% to 5.5%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders’ fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4.3% to 6.3% for life insurance liabilities, from 2.0% to 7.1% for individual annuity liabilities and from 3.4% to 9.4% for group annuity liabilities.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management. Interest rates used in establishing such liabilities range from 5.0% to 6.7%.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

Policyholders’ funds for universal life and investment-type products, including guaranteed investment contracts and funding agreements, are equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the merger date, and additional reserves established on certain guarantees offered in certain variable annuity products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances. Interest crediting rates range from 4.0% to 5.8% for universal life insurance products and from 2.7% to 13.7% for investment-type products. Policy benefits charged to expense also include the change in the additional reserve for fair value adjustments as of the merger date and certain guarantees offered in certain investment-type products.

Major components of policyholders’ funds in the Company’s Consolidated Balance Sheets are summarized in the table below:

	December 31,
	2007	2006
	(in millions)
Liabilities for policyholders’ funds
Guaranteed investment contracts	$1,804.3	$2,314.7
U.S. funding agreements	140.0	139.3
Global funding agreements backing medium-term notes	5,113.0	6,009.9
Other investment-type contracts	1,996.0	2,004.9

Total liabilities for investment-type contracts	9,053.3	10,468.8
Liabilities for individual annuities	90.8	57.9
Universal life and other reserves	1,865.1	1,848.1

Total liabilities for policyholders’ funds	$11,009.2	$12,374.8

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 – Summary of Significant Accounting Policies – (continued)

Global Funding Agreements. The Company has two distribution programs for global funding agreements that back medium-term notes sold worldwide.

Under these programs, global funding agreements are purchased from the Company by special purpose entities (SPEs) that fund their purchases with the proceeds from their issuance of medium-term notes to investors. These SPEs pledge the global funding agreements and annuities as security for the repayment of their medium-term notes, but the notes are non-recourse to the Company and its subsidiaries. Under these distribution programs, as of December 31, 2007 and 2006, the Company had $5.0 billion and $5.9 billion, respectively, of global funding agreements outstanding.

These global funding agreements are investment products that pay a stated rate of interest on the principal amount and repay the principal at maturity. The global funding agreements may not be terminated or surrendered prior to maturity. Claims for principal and interest under the global funding agreements are afforded equal priority to claims of life insurance and annuity policyholders under the insolvency provisions of the Massachusetts Insurance Laws. If a medium-term note sold world-wide under the two programs is denominated in a currency different from the currency of the related global funding agreement, the Company also enters into a currency swap with the SPE, and a third party, to match currencies. Similarly, the Company may enter into an interest rate swap with the SPE to match the interest rate characteristics of the global funding agreement to those of the related medium-term note.

Under the first program, established in May 1998 for $2.5 billion, and expanded to $7.5 billion in 1999, an SPE issued medium-term notes in Europe, Asia and Australia. As of December 31, 2007 and 2006, there was $2.0 billion and $2.0 billion, respectively, outstanding under this program. This SPE is not consolidated in the Company’s consolidated financial statements.

Under the second program, established in June 2000, for $5.0 billion, expanded in stages to $12.5 billion by June 2003, an SPE issued medium-term notes in Europe, Asia, and to institutional investors in the United States. As of December 31, 2007 and 2006, there was $3.0 billion and $3.9 billion, respectively, outstanding under this program. This SPE is not consolidated in the Company’s consolidated financial statements. The funding agreements backing the related medium-term notes for both of these programs are included in policyholders’ funds in the Company’s Consolidated Balance Sheets.

At December 31, 2007, the annual contractual maturities of global funding agreements backing medium term notes issued under these programs were as follows: 2008—$1,749.2 million; 2009—$1,891.1 million; 2010—$810.9 million; 2011—$613.8 million, 2012—$70.2 million and thereafter—$429.6 million.

Participating Insurance. Participating business represents more than 50% of the Company’s traditional life net insurance in-force at December 31, 2007 and 2006.

The portion of earnings allocated to participating pension contractholders and closed block policyholders that cannot be expected to inure to the Company is excluded from net income and shareholders’ equity.

The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors.

The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year, and is based on management’s judgment as to the appropriate level of statutory surplus to be retained by the Company. For policies included in the closed block, expense experience is not included in determining policyholders’ dividends.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

Premiums from universal life and investment-type contracts are reported as deposits to policyholders’ account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders’ account balances for mortality charges, policy administration charges and surrender charges.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 – Summary of Significant Accounting Policies – (continued)

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due. Premiums from group life and health insurance contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

Investment advisory, transfer agent, distribution and service fees are recognized as revenues when services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker/dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Share-Based Payments. The Company adopted FAS 123(R) “Share Based Payment” on January 1, 2006. The standard requires that the costs resulting from share-based payment transactions with employees be recognized in the financial statements utilizing a fair value based measurement method.

Certain Company employees are provided compensation in the form of stock options, deferred share units and restricted share units in MFC. The fair value of the stock options granted by MFC to the Company’s employees is recorded by the Company over the vesting periods. The fair value of the deferred share units granted by MFC to Company employees is recognized in the accounts of the Company over the vesting periods of the units. The intrinsic fair value of the restricted share units granted by MFC to the Company’s employees is recognized in the accounts of the Company over the vesting periods of the units. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. generally accepted accounting principles, is recorded in the accounts of the Company in operating costs and expenses.

Upon adoption of FAS 123(R), the Company was required to determine the portion of additional paid-in capital that was generated from the realization of excess tax benefits prior to the adoption of 123(R) available to offset deferred tax assets that may need to be written off in future periods had the Company adopted the SFAS 123 fair value recognition provisions in 2001. The Company elected to calculate this “pool” of additional paid-in capital using the shortcut method as permitted by FASB Staff Position (“FSP”) 123(R)-3, “Transition Election to Accounting for the Tax Effects of Share Based Payment Awards.”

SFAS No. 123(R) also requires the benefits of tax deductions in excess of recognized compensation cost to be reported as a financing cash flow, rather than as an operating cash flow. This requirement reduces net operating cash flows and increases net financing cash flows in periods after adoption. During 2007, the Company recognized $14.5 million of excess tax benefits related to share based payments in the Consolidated Statement of Cash Flows. Upon adoption in 2006, the Company recognized $19.3 million of excess tax benefits related to share based payments which was reclassified from net operating cash flows to net financing cash flows.

Federal Income Taxes. The provision for Federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates.

Foreign Currency Translation. The assets and liabilities of operations in foreign currencies are translated into United States dollars at current exchange rates. Revenues and expenses are translated at average rates during the year. The resulting net translation adjustments for each year are accumulated and included in shareholders’ equity. Gains or losses on foreign currency transactions are reflected in earnings.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 – Summary of Significant Accounting Policies – (continued)

Recent Accounting Pronouncements

FASB Staff Position Fin No. 39-1, Amendment of Offsetting of Amounts Related to certain Contracts (“FSP FIN No. 39-1”)

In April 2007, the FASB Staff Position issued FSP FIN No. 39-1 to amend the reporting standards for offsetting amounts related to derivative instruments with the same counterparty. FSP FIN No. 39-1 specifies that an entity that has in the past elected to offset fair value of derivative assets and liabilities may change its policy election. The Company early adopted FSP FIN No. 39-1 in the quarter ended December 31, 2007, changing its accounting policy from net to gross balance sheet presentation of offsetting derivative balances with the same counterparty. This accounting policy change was applied retrospectively to all periods presented, resulting in an increase of derivative assets equally offset by an increase of derivative liabilities at December 31, 2007 and 2006 of $572.2 million and $468.5 million, respectively.

Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (“SFAS No. 159”)

In February 2007, the “FASB issued SFAS No. 159. SFAS No. 159’s objective is to enable companies to mitigate that earnings volatility which is caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. SFAS No. 159 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable, and can be applied on a partial basis, i.e. to some but not all similar financial assets or liabilities.

SFAS No. 159 will be effective for the Company’s financial statements beginning January 1, 2008, and will then be prospectively applicable. The Company is currently evaluating the impact adoption of SFAS No. 159 will have on its consolidated financial position and results of operations.

Statement of Financial Accounting Standards No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 123R (“SFAS No. 158”)

In September 2006, the FASB issued SFAS No. 158. SFAS No. 158 requires the Company to recognize in its statement of financial position either assets or liabilities for overfunded or underfunded status of its defined benefit postretirement plans. Changes in the funded status of a defined benefit postretirement plan are recognized in comprehensive income in the year the changes occur.

SFAS No. 158 was effective for the Company on December 31, 2006. As a result of the Company’s adoption of SFAS No. 158 as of December 31, 2006, the Company recorded an increase to accumulated pre-tax accumulated other comprehensive income of $246.4 million, to recognize the funded status of its defined benefit pension and other post-retirement benefit plans.

Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS No. 157”)

In September 2006, the FASB issued SFAS No. 157. This standard, which provides guidance on how to measure fair values of assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not discuss when to use fair value accounting. SFAS No. 157 establishes a fair value measurement hierarchy that gives the highest priority to quoted trade prices in active markets and the lowest priority to market-unobservable data. It requires enhanced disclosure of fair value measurements including tabular disclosure by level of fair valued assets and liabilities within the hierarchy and tabular presentation of continuity within the period of those fair valued items values using the lowest hierarchy level.

SFAS No. 157 will be effective for the Company beginning January 1, 2008 and will then be prospectively applicable. The Company expects that the adoption of SFAS No. 157 could have a material effect on its consolidated financial position and results of operations. The Company is currently assessing the impact of adoption.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 – Summary of Significant Accounting Policies – (continued)

FASB Staff Position No. FAS 13-2 Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction (“FSP No. FAS 13-2”).

The FASB staff released FSP No. FAS 13-2 in September 2006. FSP No. FAS 13-2 requires that changes in the projected timing of cash flows relating to income taxes generated by a leveraged lease be considered triggers requiring recalculation of the rate of return and allocation of lease income from the inception of the lease, with gain or loss recognition of any resulting change. Prior to this amendment, only changes to lease assumptions which affected the total amount of estimate net income were considered to be such triggers.

FSP No. FAS 13-2 was effective for the Company’s financial statements beginning January 1, 2007 and cannot be retrospectively applied. Adoption of FSP No. FAS 13-2 resulted in a charge to opening retained earnings at January 1, 2007 of $133.5 million.

FAS Financial Interpretation No. 48, Accounting for Uncertainty in Income Taxes an Interpretation of FASB Statement No. 109 (“FIN No. 48”)

In June 2006, the FASB issued “Financial Interpretation No. 48 – Accounting for Uncertainty in Income Taxes.” (“FIN No. 48”) FIN No. 48 prescribes a recognition and measurement model for impact of tax positions taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN No. 48 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either A) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, B) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both A and B. FIN No. 48 requires recording a cumulative effect of adoption in retained earnings as of beginning of year of adoption.

FIN No. 48 was effective for the Company’s consolidated financial statements beginnings January 1, 2007. The Company had no cumulative effect of adoption to its January 1, 2007 consolidated retained earnings. Adoption of FIN No. 48 had no material impact on the Company’s consolidated financial position at December 31, 2007 and consolidated results of operations for the year ended December 31, 2007.

AICPA Statement of Position 05-1- “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts” (“SOP 05-1”)

In September 2005, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants (“AICPA”) issued SOP 05-1. SOP 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and should be charged off to expense.

SOP 05-1 was effective for the Company’s internal replacements occurring on or after January 1, 2007. Retrospective adoption is not permitted. In connection with the Company’s adoption of SOP 05-01 as of January 1, 2007, there was no impact to the Company’s consolidated financial position or results of operations.

Emerging Issues Task Force Issue No. 04-5 – Determining Whether a General Partner or the General Partners as a Group Controls a Limited Partnership or a Similar Entity When the Limited Partners Have Certain Rights (“EITF No. 04-5”)

In July 2005, the Emerging Issues Task Force of the FASB issued EITF No. 04-5. EITF No. 04-5 mandates a rebuttable presumption that the general partner of a partnership (or managing member of a limited liability company) controls the partnership and should consolidate it, unless limited partners have either substantive kickout rights (defined as the ability to remove the general partner without cause by action of simple majority) or have substantive participating rights (defined as the ability to be actively involved in managing the partnership) or the partnership is a VIE, in which case VIE consolidation accounting rules should instead be followed.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 – Summary of Significant Accounting Policies – (continued)

EITF No. 04-5 was effective for the Company on January 1, 2006. Adoption required consolidation of three limited partnerships which the Company manages. Consolidation of two partnerships into the Company’s general fund as of December 31, 2006, resulted in an increase in invested assets of $128.1 million and an increase in minority interest of $128.1 million. Consolidation of one partnership into the Company’s separate accounts as of December 31, 2006 resulted in an increase in separate account assets of $57.6 million, and an increase in separate account liabilities of $57.6 million.

Note 2 – Investments

The following information summarizes the components of net investment income and net realized investment gains (losses):

	Years ended December 31,
	2007	2006	2005
	(in millions)
Net Investment Income
Fixed maturities	$2,623.8	$2,664.0	$2,658.7
Equity securities	6.5	41.3	25.8
Mortgage loans on real estate	537.9	578.2	589.8
Real estate	81.3	59.3	33.1
Policy loans	118.9	112.6	116.1
Short-term investments	106.2	72.3	47.4
Other	222.1	159.0	120.9

Gross investment income	3,696.7	3,686.7	3,591.8
Less investment expenses	185.0	159.1	116.5

Net investment income	$3,511.7	$3,527.6	$3,475.3

Net realized investment and other gains
Fixed maturities	$(110.1)	$24.5	$129.0
Equity securities	86.0	41.1	11.6
Mortgage loans on real estate and real estate to be disposed of	62.7	42.1	8.5
Derivatives and other invested assets	97.5	(102.8)	370.2
Amounts credited to participating pension contractholders	(8.5)	1.3	(4.7)

Net realized investment and other gains	$127.6	$6.2	$514.6

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 – Investments – (continued)

Gross gains were realized on the sale of available-for-sale securities of $214.6 million, $293.7 million, and $343.2 million for the years ended December 31, 2007, 2006, and 2005, and gross losses were realized on the sale of available-for-sale securities of $49.3 million, $158.2 million, and $107.4 million for the years ended December 31, 2007, 2006, and 2005. In addition, other-than-temporary impairments on available-for-sale securities of $311.6 million, $135.3 million, and $113.4 million for the years ended December 31, 2007, 2006, and 2005 were recognized in the Consolidated Statements of Income.

The Company’s investments in available-for-sale securities are summarized below for the years indicated:

	December 31, 2007
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed Maturities and Equity Securities:
Corporate securities	$34,806.8	$412.8	$472.0	$34,747.6
Asset-backed & mortgage-backed securities	7,586.5	68.7	57.5	7,597.7
Obligations of states and political subdivisions	26.8	0.4	0.4	26.8
Debt securities issued by foreign governments	140.6	1.6	3.2	139.0
U.S. Treasury securities and obligations of U.S. government corporations and agencies	318.3	9.2	—	327.5

Total fixed maturities	42,879.0	492.7	533.1	42,838.6
Equity securities available-for-sale	121.6	29.9	3.2	148.3

Total fixed maturities and equity securities	$43,000.6	$522.6	$536.3	$42,986.9

	December 31, 2006
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed Maturities and Equity Securities:
Corporate securities	$34,373.4	$289.0	$459.6	$34,202.8
Asset-backed & mortgage-backed securities	9,850.8	64.3	80.7	9,834.4
Obligations of states and political subdivisions	80.8	2.6	0.7	82.7
Debt securities issued by foreign governments	242.5	4.4	1.3	245.6
U.S. Treasury securities and obligations of U.S. government corporations and agencies	493.5	4.5	0.3	497.7

Total fixed maturities	45,041.0	364.8	542.6	44,863.2
Equity securities available-for-sale	680.3	88.2	3.8	764.7

Total fixed maturities and equity securities	$45,721.3	$453.0	$546.4	$45,627.9

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 – Investments – (continued)

The amortized cost and fair value of fixed maturities at December 31, 2007, by contractual maturity, are shown below:

	Amortized Cost	Fair Value
	(in millions)
Fixed Maturities:
Due in one year or less	$2,030.9	$2,029.9
Due after one year through five years	11,669.4	11,708.5
Due after five years through ten years	9,438.2	9,403.5
Due after ten years	12,154.0	12,099.0

	35,292.5	35,240.9
Asset backed and mortgage-backed securities	7,586.5	7,597.7

Total	$42,879.0	$42,838.6

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

As of December 31, 2007 and 2006, fixed maturity securities with a fair value of $56.9 million and $41.1 million were on deposit with government authorities as required by law.

Available-for-sale securities with amortized cost of $58.5 million and $52.3 million were non-income producing for the years ended December 31, 2007 and 2006, respectively.

The Company participates in a security lending program for the purpose of enhancing income on securities held. At December 31, 2007 and 2006, $242.7 million and $294.8 million, respectively, of the Company’s securities, at market value, were on loan to various brokers/dealers, and were fully collateralized by cash and highly liquid securities. The market value of the loaned securities is monitored on a daily basis, and the collateral is maintained at a level of at least 102.0% of the loaned securities’ market value.

For 2007, 2006, and 2005, net investment income passed through to participating pension contract holders as interest credited to policyholders’ account balances amounted to $131.0 million, $133.6 million and $148.8 million, respectively.

Depreciation expense on investment real estate was $26.7 million, $17.7 million and $8.5 million, in 2007, 2006, and 2005, respectively. Accumulated depreciation was $93.1 million and $80.6 million at December 31, 2007 and 2006, respectively.

Analysis of unrealized losses on fixed maturity securities

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, the Manulife Loan Review Committee reviews all securities where market value is less than eighty percent of amortized cost for six months or more to determine whether impairments need to be taken. This committee meets with the head of workouts, the head of each industry team, the head of portfolio management, and the Chief Credit Officer of Manulife. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at Manulife. This committee includes Manulife’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired the difference between amortized cost and fair value would be charged to earnings.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 – Investments – (continued)

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other than temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of the other-than-temporary impairment charges.

As of December 31, 2007 and 2006, there were 1,500 and 1,716 fixed maturity securities with an aggregate gross unrealized loss of $533.1 million and $542.6 million as of December 31, 2007 and 2006, of which the single largest unrealized loss was $7.9 million and $7.9 million as of December 31, 2007 and 2006, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover and mature.

As of December 31, 2007 and 2006 there were 8 and 17 equity securities with an aggregate gross unrealized loss of $3.2 million and $3.8 million as of December 31, 2007 and 2006 of which the single largest unrealized loss was $1.4 million and $1.6 million as of December 31, 2007 and 2006, respectively. The Company anticipates that these equity securities will recover in value.

Unrealized Losses on Fixed Maturity Securities and Equity Securities — By Investment Age

	As of December 31, 2007
	Less than 12 months		12 months or more		Total
Description of Securities:	Carrying Value of Securities with Gross Unrealized Loss	Unrealized Losses	Carrying Value of Securities with Gross Unrealized Loss	Unrealized Losses	Carrying Value of Securities with Gross Unrealized Loss	Unrealized Losses
			(in millions)
US Treasury obligations and direct obligations of U.S. government agencies	$—	$—	$17.7	$(0.4)	$17.7	$(0.4)
Federal agency mortgage backed securities	1,008.9	(20.8)	1,722.6	(36.7)	2,731.5	(57.5)
Debt securities issued by foreign governments	105.4	(3.2)	2.2	—	107.6	(3.2)
Corporate bonds	5,166.9	(121.9)	11,407.7	(350.1)	16,574.6	(472.0)

Total, debt securities	6,281.2	(145.9)	13,150.2	(387.2)	19,431.4	(533.1)
Common stocks	14.0	(2.7)	5.4	(0.5)	19.4	(3.2)

Total	$6,295.2	$(148.6)	$13,155.6	$(387.7)	$19,450.8	$(536.3)

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 – Investments – (continued)

	As of December 31, 2006
	Less than 12 months		12 months or more		Total
Description of Securities:	Carrying Value of Securities with Gross Unrealized Loss	Unrealized Losses	Carrying Value of Securities with Gross Unrealized Loss	Unrealized Losses	Carrying Value of Securities with Gross Unrealized Loss	Unrealized Losses
			(in millions)
US Treasury obligations and direct obligations of U.S. government agencies	$38.5	$(0.3)	$47.2	$(0.7)	$85.7	$(1.0)
Federal agency mortgage backed securities	913.2	(7.4)	4,441.1	(73.3)	5,354.3	(80.7)
Debt securities issued by foreign governments	78.0	(1.2)	14.5	(0.1)	92.5	(1.3)
Corporate bonds	6,654.5	(100.9)	15,384.2	(358.7)	22,038.7	(459.6)

Total, debt securities	7,684.2	(109.8)	19,887.0	(432.8)	27,571.2	(542.6)
Common stocks	16.3	(2.0)	11.3	(1.8)	27.6	(3.8)

Total	$7,700.5	$(111.8)	$19,898.3	$(434.6)	$27,598.8	$(546.4)

Gross unrealized losses above include unrealized losses from hedging adjustments. Gross unrealized losses from hedging adjustments represent the amount of the unrealized loss that results from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reverse over time as the asset and derivative mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

At December 31, 2007 and 2006, the fixed maturity securities had a total gross unrealized loss of $644.0 million and $597.1 million, excluding basis adjustments related to hedging relationships. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade fixed maturity securities increased to $64.8 million at December 31, 2007 from $35.1 million at December 31, 2006 primarily due to interest rate changes.

Mortgage loans on real estate

Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management’s periodic evaluation of the adequacy of the allowance for losses is based on the Company’s past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change. Any change to the valuation allowance for mortgage loans on real estate loans on real estate is reported as a component of net realized investment and other gains (losses).

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 – Investments – (continued)

Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.

	Balance at Beginning of Period	Additions	Deductions	Balance at End of Period
	(in millions)
Year ended December 31, 2007
Mortgage loans on real estate	$37.7	$8.3	$32.5	$13.5

Total	$37.7	$8.3	$32.5	$13.5

Year ended December 31, 2006
Mortgage loans on real estate	$67.4	$25.0	$54.7	$37.7

Total	$67.4	$25.0	$54.7	$37.7

Year ended December 31, 2005
Mortgage loans on real estate	$45.3	$30.7	$8.6	$67.4

Total	$45.3	$30.7	$8.6	$67.4

At December 31, 2007 and 2006, the total recorded investment in mortgage loans that are considered to be impaired along with the related provision for losses were as follows:

	December 31,
	2007	2006
	(in millions)
Impaired mortgage loans on real estate with provision for losses	$33.6	$131.2
Provision for losses	(13.5)	(37.7)

Net impaired mortgage loans on real estate	$20.1	$93.5

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	Years ended December 31,
	2007	2006	2005
	(in millions)
Average recorded investment in impaired loans	$82.4	$180.5	$196.5
Interest income recognized on impaired loans	—	—	10.3

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

Restructured mortgage loans aggregated $5.5 million and $14.3 million as of December 31, 2007 and 2006, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

	Years ended December 31,
	2007	2006	2005
	(in millions)
Expected	$0.5	$2.8	$8.0
Actual	0.4	3.4	4.9

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 – Investments – (continued)

At December 31, 2007, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount
	(in millions)		(in millions)
Apartments	$1,324.8	East North Central	$825.4
Hotels	124.6	East South Central	327.5
Industrial	996.7	Middle Atlantic	1,393.1
Office buildings	1,416.8	Mountain	612.7
Retail	2,736.6	New England	762.2
Multi family	0.2	Pacific	2,553.7
Mixed use	390.1	South Atlantic	1,605.4
Agricultural	1,478.1	West North Central	355.1
Agri Business	647.4	West South Central	742.5
Other	247.7	Canada/Other	185.4

Allowance for losses	(13.5)	Allowance for losses	(13.5)

Total	$9,349.5	Total	$9,349.5

Mortgage loans with outstanding principal balances of $20.1 million were non-income producing for the year ended December 31, 2007. Real estate of $38.7 million was non-income producing for the year ended December 31, 2007.

Equity Method Investments

Investments in other assets, which include unconsolidated joint ventures, partnerships, and limited liability corporations, accounted for using the equity method of accounting totaled $2,097.9 million and $1,834.3 million at December 31, 2007 and 2006, respectively. Total combined assets of such investments were $20,831.9 million and $17,310.1 million (consisting primarily of investments), and total combined liabilities were $2,395.5 million and $3,233.2 million (including $2,213.3 million and $2,363.3 million of debt) at December 31, 2007 and 2006, respectively. Total combined revenues and expenses of these investments in 2007 were $1,283.8 million and $1,006.4 million, respectively, resulting in $277.4 million of total combined income from operations. Total combined revenues and expenses of these investments in 2006 were $1,397.6 million and $937.8 million, respectively, resulting in $459.8 million of total combined income from operations. Total combined revenues and expenses in 2005 were $937.6 million and $742.0 million, respectively, resulting in $195.6 million of total combined income from operations. Net investment income on investments accounted for on the equity method totaled $212.9 million, $185.4 million, and $272.7 million in 2007, 2006, and 2005, respectively. Depending on the timing of receipt of audited financial statements of these other assets, the above investee level financial data may be up to one year in arrears.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 – Relationships with Variable Interest Entities

The Company has relationships with various types of special purpose entities (SPEs) and other entities, some of which are variable interest entities (VIEs), in accordance with FIN 46R as discussed in Note 1 – Summary of Significant Accounting Policies. Presented below are discussions of the Company’s significant relationships with VIEs. Additional liabilities recognized as a result of consolidating any VIEs with which the Company is involved would not represent additional claims on the general assets of the Company; rather, they would represent claims against additional assets recognized by the Company as a result of consolidating the VIEs. These additional liabilities are non-recourse to the general assets of the Company. Conversely, additional assets recognized as a result of consolidating VIEs do not represent additional assets which the Company could use to satisfy claims against its general assets, rather they would be used only to settle additional liabilities recognized as a result of consolidating the VIEs.

Variable interest entities that are consolidated

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are variable interest entities (“VIEs”). The Company manages an equity fund and consolidates the fund as its primary beneficiary. The Company’s separate account funds are considered the primary beneficiary of certain timberland VIEs. The consolidation of these VIEs in the separate account funds resulted in an increase in separate account fund assets of $190.7 million, an increase in separate account fund liabilities of $62.4 million and an increase in amounts attributable to other contractholders of $128.3 million during the year ended December 31, 2007. The consolidation of these VIEs in the separate account funds resulted in an increase in separate account fund assets of $182.5 million, an increase in separate account fund liabilities of $62.5 million and an increase in amounts attributable to other contractholders of $120.0 million during the year ended December 31, 2006.

Variable interest entities that are not consolidated

Except as previously noted, the Company has determined that it is not the primary beneficiary of any VIE in which it invests or manages.

The following is a discussion of the entities the Company has significant relationships with and certain summarized financial information for them.

Collateralized Debt Obligation Funds (CDO’s)

The Company acts as an investment manager to certain asset backed investment vehicles, commonly known as collateralized debt obligation funds (“CDOs”). The Company has determined that most of the CDOs it manages are VIEs. The Company also invests in the debt and/or equity of these CDOs, and in the debt and/or equity of CDOs managed by others. Any net losses in excess of the CDO equity are borne by the debt owners. Owners of securities issued by CDOs that are managed by the Company have no recourse to the Company’s assets in the event of default by the CDO. The Company’s risk of loss from any CDO that it manages, or in which it invests, is limited to its investment in the CDO.

The maximum exposure to losses from CDOs managed by the Company is $28.9 million and $76.9 million as of December 31, 2007 and 2006, respectively. This consists of investments in tranches rated Aa1 and better of $0 million and $46.2 million, investments in tranches rated below Baa3 of $15.1 million and $15.2 million, and equity tranches of $13.8 million and $15.5 million as of December 31, 2007 and 2006, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 – Relationships with Variable Interest Entities – (continued)

	December 31,
Total size of Company-Managed CDOs	2007	2006
	(in millions)
Total assets (1)	$5,799.6	$8,051.3

Total debt	$9,202.0	$7,840.3
Total other liabilities	60.0	56.1

Total liabilities	9,262.0	7,896.4
Total equity (1)	(3,462.4)	154.9

Total liabilities and equity (2)	$5,799.6	$8,051.3

(1)

Declines in assets reflect fair value adjustments to mortgage securities in the CDO funds managed by the Company’s subsidiary, Declaration Management & Research, LLC. Since the funds’ assets are carried at fair value and their debt is carried at par, declines in the assets’ fair values generate negative equity in the funds.

(2)	Includes the Company’s investment in the debt and equity of Company-managed VIE and non-VIE CDOs.

Low-Income Housing Partnerships (LIH Partnerships)

The Company has investments that qualify for low-income housing and/or historic tax credits (“LIH Partnerships”). These investments are primarily through real estate limited partnerships. The Company is usually the sole limited partner or investor member and it is not the general partner or managing member in any of the LIH Partnerships.

The Company’s maximum exposure to losses from its investments in LIH Partnerships is $419.1 million and $464.9 million as of December 31, 2007 and 2006, respectively. This consists of equity investments of $343.0 million and $380.0 million, mortgage investments of $65.1 million and $66.2 million, outstanding equity capital of $11.0 million and $18.7 million, and mortgage commitments to the partnerships of $0 million and $0 million as of December 31, 2007 and 2006, respectively.

	December 31,
Total size of the Properties (1)	2007	2006
	(in millions)
Total assets	$1,090.8	$1,189.6

Total debt	$675.3	$741.0
Total other liabilities	72.8	79.4

Total liabilities	748.1	820.4
Total equity	342.7	369.2

Total liabilities and equity(2)	$1,090.8	$1,189.6

(1)	Certain data above is reported with a three-month lag due to the delayed availability of financial statements of the LIH Partnerships.
(2)	Includes the Company’s investment in the debt and equity of these Partnerships.

Timberland Investments (Timber Funds)

The Company acts as an investment manager of timberland properties with total assets of $7.3 billion at December 31, 2007, of which $3.6 billion relates to funds that the general fund and institutional separate accounts invest in (“the Timber Funds”). In its capacity as investment advisor to the Timber Funds, the Company earns investment advisory fees, and in the majority of cases earns forestry management fees and is eligible for performance advisory fees. The Company has determined that most of the Timber Funds are VIEs.

The Company’s maximum exposure to losses from Timber Funds is $162.0 million and $113.0 million as of December 31, 2007 and 2006, respectively. This consists of equity investments of $107.4 million and $84.0 million, debt investments of $20.7 million and $20.0 million, and outstanding equity commitments to these funds of $33.9 million and $9.0 million as of December 31, 2007 and 2006, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 – Relationships with Variable Interest Entities – (Continued)

	December 31,
Total size of Timber Funds	2007	2006
	(in millions)
Total assets	$3,626.2	$3,038.3

Total debt	$1,540.9	$1,361.5
Total other liabilities	322.8	113.4

Total liabilities	1,863.7	1,474.9
Total equity	1,762.5	1,563.4

Total liabilities and equity(1)	$3,626.2	$3,038.3

(1)	Includes the Company’s investment in the debt and equity of the Timber Funds.

Other Entities

The Company has investment relationships with other entities (“Other Entities”), which result from its direct investment in their debt and/or equity. This category includes energy investment partnerships, investment funds organized as limited partnerships, and businesses that have undergone debt restructurings and reorganizations. With the exception of its involvement with ArcLight Energy Partners Fund I, L.P. (“ArcLight”), the Company believes that its relationships with the Other Entities are not significant, and accordingly, does not provide any summary financial data or data relating to the Company’s maximum exposure to loss as a result of its relationships with Other Entities. These potential losses are generally limited to amounts invested, which are included on the Company’s Consolidated Balance Sheets in the appropriate investment categories.

ArcLight, a private equity fund, invests in the electric power, utility and energy industry sectors. The Company is a limited partner investor, owning approximately 55% of ArcLight’s partners’ capital of $626.5 million and $386.2 million at December 31, 2007 and December 31, 2006. The Company’s potential losses in relation to ArcLight are limited to its investment in ArcLight. As of December 31, 2007, ArcLight had total assets of $673.0 million and liabilities of $46.5 million. As of December 31, 2006, ArcLight had total assets of $449.1 million and liabilities of $62.9 million.

Note 4 – Derivatives and Hedging Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

The fair values of derivative instruments classified as assets at December 31, 2007 and 2006 were $1,637.0 million and $1,471.9 million, respectively, and appear on the consolidated balance sheets in other assets. The fair values of derivative instruments classified as liabilities at December 31, 2007 and 2006 were $1,546.9 million and $1,396.3 million, respectively, and appear on the Consolidated Balance Sheets in other liabilities.

The Company adopted FASB Derivatives Implementation Group Issue No. B36-Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligator under Those Instruments (“DIG B36”) and determined that certain of its reinsurance contracts and participating pension contracts contained embedded derivatives. In accordance with DIG B36, the Company bifurcated each of the contracts into its debt host and embedded derivative (total return swap) and recorded the embedded derivative at fair value on the balance sheet with changes in fair value recorded in income. In the case of the Company, DIG B36 results in the establishment of derivative liabilities based on the fair value of all the underlying assets of the respective contracts, including both the assets recorded at amortized cost and the assets recorded at fair value on the balance sheet. The fair values of derivative instruments, identified as embedded derivatives in participating pension contracts and modified coinsurance agreements pursuant to DIG B36, classified as liabilities and appear on the Company’s Consolidated Balance Sheets in other liabilities at December 31, 2007 and 2006 were $181.5 million and $79.9 million, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 – Derivatives and Hedging Instruments – (continued)

The Company enters into credit support annexes with its over the counter derivative dealers in order to manage its credit exposure to those counter parties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2007 and 2006, the Company had accepted collateral consisting of various securities with a fair value of $752.8 million and $570.3 million, which is held in separate custodial accounts. In addition, as of December 31, 2007 and 2006, the Company pledged collateral of $171.9 million and $105.1 million, which is included in other assets in the Consolidated Balance Sheets.

Fair Value Hedges. The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company also manages interest rate exposure by using interest rate swap agreements to modify certain liabilities, such as fixed rate debt and Constant Maturity Treasuries (CMT) indexed liabilities, by converting them to a LIBOR-based floating rate.

The Company enters into purchased interest rate cap agreements and cancelable interest rate swap agreements to manage the interest rate exposure of options that are embedded in certain assets and liabilities. Purchased interest rate cap agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts expensed on interest rate cap agreements are recorded as an adjustment to net investment income.

Currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

For the year ended December 31, 2007, 2006, and 2005, the Company recognized net gains of $67.4 million, $18.7 million, and $129.9 million related to the ineffective portion of its fair value hedges, and did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. These amounts are recorded in net realized investment and other gains (losses). In 2007, the Company had no hedges of firm commitments.

Cash Flow Hedges. The Company uses forward starting interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During the periods in the future when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will make on certain funding agreements issued by the company or payments that it will receive on certain floating rate fixed income securities. Amounts are reclassified from other comprehensive income as a yield adjustment when the payments are made.

For the period ended December 31, 2007, the Company recognized gains of $7.7 million related to the ineffective portion of its cash flow hedges. These amounts are recorded in net realized investment and other gains (losses). For the year ended December 31, 2007 and 2006, all of the Company’s hedged forecast transactions qualified as cash flow hedges.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 – Derivatives and Hedging Instruments – (continued)

For the period ended December 31, 2007, a net gain of $4.2 million was reclassified from other accumulated comprehensive income to net income. It is anticipated that approximately $9.7 million will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 29.9 years.

For the years ended December 31, 2007, 2006, and 2005 no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the year ended December 31, 2007, 2006, and 2005, gains of $68.6 million, losses of $76.1 million and gains of $171.2 million (net of tax of $38.4 million, $44.8 million, and $113.4 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balance of $355.2 million, $286.6 million, and $362.7 million (net of tax of $188.4 million, $151.6 million, and $196.4 million) at December 31, 2007, 2006, and 2005, respectively.

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges, without designating the derivatives as hedging instruments.

In addition the Company used interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

For the years ended December 31, 2007 and 2006, net gains of $31.7 million and losses of $57.6 million, related to derivatives in a non-hedge relationship were recognized by the Company. These amounts are recorded in net realized investment and other gains.

Outstanding derivative instruments were as follows:

	December 31,
	2007			2006
	Notional Amount	Carrying Value	Fair Value	Notional Amount	Carrying Value	Fair Value
	(in millions)
Assets:
Derivatives:
Interest rate swap agreements	$16,345.8	$978.5	$978.5	$14,053.1	$875.4	$875.4
Interest rate cap agreements	742.4	0.2	0.2	759.4	3.4	3.4
Currency rate swap agreements	2,364.8	656.0	656.0	2,771.3	590.8	590.8
Credit default swaps	65.0	0.8	0.8	—	—	—
Return swap agreements	36.1	1.3	1.3	24.5	2.3	2.3
Embedded derivatives	14.7	0.2	0.2	—	—	—

Liabilities:
Derivatives:
Interest rate swap agreements	$12,333.9	$523.0	$523.0	$10,778.8	$397.4	$397.4
Currency rate swap agreements	3,346.0	1,017.1	1,017.1	22,778.0	988.8	988.8
Credit default swaps	105.0	0.8	0.8	857.6	2.1	2.1
Embedded derivatives	174.8	4.4	4.4	176.0	3.2	3.2
Foreign exchange forward agreements	8.0	1.6	1.6	54.1	4.8	4.8

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 – Income Taxes

The Company participates in the filing of a life/non-life insurance consolidated federal income tax return. The life insurance company sub-group includes three domestic life insurance companies (the Company, John Hancock Variable Life Insurance Company and Manulife Insurance Company) and a Bermuda life insurance company, John Hancock Reassurance Company (JHRECO), that is treated as a U.S. company for federal income tax purposes. The non-life insurance company subgroup consists of JHFS, John Hancock Subsidiaries, LLC and John Hancock International Holdings, Inc.

The Company is included in the consolidated federal income tax return of JHFS. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments.

Income before income taxes includes the following:

	Years ended December 31,
	2007	2006	2005
	(in millions)
Domestic	$1,131.8	$831.0	$1,204.8
Foreign	18.6	17.1	15.7

Income before income taxes	$1,150.4	$848.1	$1,220.5

The components of income taxes were as follows:

	Years ended December 31,
	2007	2006	2005
	(in millions)
Current taxes:
Federal	$(28.4)	$129.1	$(22.0)
Foreign	9.7	4.0	6.3
State	4.8	4.7	0.1

	(13.9)	137.8	(15.6)

Deferred taxes:
Federal	397.8	127.7	424.0
Foreign	(3.6)	2.8	(0.9)
State	(1.4)	(0.8)	1.3

	392.8	129.7	424.4

Total income taxes	$378.9	$267.5	$408.8

A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes consolidated income tax expense charged to operations follows:

	Years ended December 31,
	2007	2006	2005
	(in millions)
Tax at 35%	$402.7	$296.9	$427.2
Add (deduct):
Prior year taxes	20.6	25.4	6.2
Tax credits	(56.6)	(60.7)	(61.2)
Foreign taxes	—	—	0.7
Tax exempt investment income	(9.6)	(10.6)	(9.1)
Lease income	21.9	12.9	46.8
Other	(0.1)	3.6	(1.8)

Total income taxes	$378.9	$267.5	$408.8

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 – Income Taxes – (continued)

The significant components of the Company’s deferred tax assets and liabilities were as follows:

	December 31,
	2007	2006
	(in millions)
Deferred tax assets:
Policy reserve adjustments	$1,293.8	$1,338.6
Other employee benefits	127.5	119.3
Dividends payable to policyholders	91.2	102.4
Interest	140.2	102.6
Net operating loss	152.0	242.3
Tax credits	356.4	197.3
Deferred policy acquisition costs	(7.5)	161.8
Other	55.9	87.8

Total deferred tax assets	2,209.5	2,352.1

Deferred tax liabilities:
Securities and other investments	619.1	697.5
Lease income	721.4	519.3
Value of business acquired	1,303.2	1,262.8
Other	244.8	266.8

Total deferred tax liabilities	2,888.5	2,746.4

Net deferred tax liabilities	$(679.0)	$(394.3)

As of December 31, 2007, the Company had operating loss carry forwards of $434.4 million, which will expire through 2019. The Company believes that it will realize the full benefit of its deferred tax assets.

The Company made income tax payments of $9.2 million, $4.2 million, and $42.5 million in 2007, 2006, and 2005, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions the Company is no longer subject to U.S. federal, state, and local or non U.S. income tax examinations by taxing authorities for the years before 1996. The Internal Revenue Service (IRS) completed its examinations for the years 1996 through 1998 on September 30, 2003, and completed its examinations for the years 1999 through 2001 on October 1, 2006. The Company has filed protests with the IRS Appeals Division of various adjustments raised by the IRS in its examinations of these years. The IRS Commenced an examination of the Company’s U.S. income tax returns for the years 2002 through 2004 in the first quarter of 2007 that is anticipated to be completed by the end of 2009.

The Company adopted the provisions of FIN No. 48, on January 1, 2007. In connection with the adoption of FIN No. 48, the Company did not recognize an increase or decrease in its liability for unrecognized tax benefits.

A reconciliation of the beginning and ending amount of unrecognized tax benefits for 2007 is as follows:

Amount of Unrecognized Tax Benefits as of December 31, 2007
(in millions)
Balance as of January 1, 2007	$972.1
Additions based on tax positions related to the current year	101.3
Reductions based on tax positions related to the current year	(8.4)
Additions for tax positions of prior years	67.2
Reductions for tax positions of prior years	(48.4)

Balance as of December 31, 2007	$1,083.8

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 – Income Taxes – (continued)

Included in the balance as of December 31, 2007, are $106.8 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate.

Included in the balance as of December 31, 2007, are $977.0 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to an earlier period.

An estimate of the change in unrecognized tax benefits attributable to deductions for dividends received cannot be made at this time because there is no specific information available with respect to either the position that will be taken by the U.S. Treasury Department or the effective dates of the anticipated regulations.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in tax expense. During the years ended December 31, 2007, 2006, and 2005, the Company recognized approximately $118.7, $112.0 and $45.7 million in interest expense, respectively. The Company had approximately $399.8, and $281.1 million accrued for interest as of December 31, 2007 and December 31, 2006 respectively. The Company has not recognized any material amounts of penalties during the years ended December 31, 2007, 2006 and 2005.

Note 6 – Closed Block

As of February 1, 2000, the Company established a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies for which the Company had a dividend scale payable in 1999 and individual term life insurance policies that were in force on February 1, 2000. Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales payable in 1999, assuming experience underlying such dividend scales continues. Assets allocated to the closed block inure solely to the benefit of the holders of the policies included in the closed block and will not revert to the benefit of the shareholders of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior approval of the Massachusetts Division of Insurance (“the Division”).

If, over time, the aggregate performance of the closed block assets and policies is better than was assumed in funding the closed block, dividends to policyholders will be increased. If, over time, the aggregate performance of the closed block assets and policies is less favorable than was assumed in the funding, dividends to policyholders could be reduced.

The assets and liabilities allocated to the closed block are recorded in the Company’s financial statements on the same basis as other similar assets and liabilities. The carrying amount of closed block liabilities in excess of the carrying amount of closed block assets at the date of demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed block that can be recognized in income over the period the policies in the closed block remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings are greater than expected cumulative earnings, only expected earnings will be recognized in income. Actual cumulative earnings in excess of expected cumulative earnings represents undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to closed block policyholders as an additional policyholder dividend unless otherwise offset by future performance of the closed block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in net income.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 – Closed Block – (continued)

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred acquisition costs. The amounts shown in the following tables for assets, liabilities, revenues and expenses of the closed block are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed block as of the dates indicated:

	December 31,
	2007	2006
	(in millions)
Liabilities
Future policy benefits	$10,943.1	$10,886.3
Policyholder dividend obligation	154.9	149.6
Policyholders’ funds	1,504.0	1,493.0
Policyholder dividends payable	417.2	415.5
Other closed block liabilities	126.0	87.0

Total closed block liabilities	$13,145.2	$13,031.4

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (cost: 2007—$7,329.5; 2006—$7,236.3)	$7,399.3	$7,192.5
Equity securities:
Available-for-sale—at fair value (cost: 2007—$6.7; 2006—$88.7)	6.2	96.0
Mortgage loans on real estate	1,368.3	1,262.2
Policy loans	1,542.3	1,540.9
Other invested assets	187.7	111.8

Total investments	10,503.8	10,203.4
Cash (borrowings) and cash equivalents	(83.4)	4.6
Accrued investment income	149.3	142.2
Other closed block assets	236.4	269.7

Total closed block assets	$10,806.1	$10,619.9

Excess of reported closed block liabilities over assets designated to the closed block	$2,339.1	$2,411.5
Portion of above representing other comprehensive income:
Unrealized (depreciation) appreciation, net of tax of ($10.9) million and $16.2 million at 2007 and 2006 respectively	20.2	(30.2)
Allocated to the policyholder dividend obligation, net of tax $10.9 million and ($16.2) million at 2007 and 2006, respectively	(20.2)	30.2

Total	—	—

Maximum future earnings to be recognized from closed block assets and liabilities	$2,339.1	$2,411.5

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 – Closed Block – (continued)

	2007	2006
	(in millions)
Change in the policyholder dividend obligation:
Balance at beginning of period	$149.6	$252.1
Impact on net income before income taxes	(72.2)	(97.7)
Unrealized investment gains (losses)	77.5	(4.8)

Balance at end of period	$154.9	$149.6

	Years ended December 31,
	2007	2006	2005
	(in millions)
Revenues
Premiums	$734.7	$765.9	$801.1
Net investment income	589.8	548.0	521.7
Net realized investment and other gains (losses)	19.7	32.7	(17.9)

Total closed block revenues	1,344.2	1,346.6	1,304.9

Benefits and Expenses
Benefits to policyholders	841.4	886.7	830.4
Change in the policyholder dividend obligation	(88.2)	(130.7)	(111.6)
Other closed block operating costs and expenses	(2.1)	(1.9)	(3.1)
Dividends to policyholders	481.7	464.1	464.9

Total benefits and expenses	1,232.8	1,218.2	1,180.6

Closed block revenues, net of closed block benefits and expenses, before income taxes	111.4	128.4	124.3

Income taxes, net of amounts credited to the policyholder dividend $0.9 million, $0.8 million, and $0.3 million for the years ended December 31, 2007, 2006, and 2005, respectively	39.0	44.5	44.0

Closed block revenues, net of closed block benefits and expenses and income taxes	$72.4	$83.9	$80.3

Maximum future earnings from closed block assets and liabilities:

	Years Ended December 31,
	2007	2006
	(in millions)
Beginning of period	$2,411.5	$2,495.4
End of period	2,339.1	2,411.5

Change during period	$(72.4)	$(83.9)

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 7 – Lease Obligations

The future minimum lease payments by year and in the aggregate, under the remaining non-cancelable operating leases are presented below:

Non- cancelable Operating Leases
(in millions)
2008	$37.0
2009	34.4
2010	31.0
2011	27.5
2012	25.3
Thereafter	46.3

Total minimum lease payments	$201.5

Note 8 – Debt and Line of Credit

Short-term and long-term debt consists of the following:

	December 31,
	2007	2006
	(in millions)
Short-term debt:
Current maturities of long-term debt	$8.6	$484.9

Long-term debt:
Surplus notes, 7.38% maturing in 2024 (1)	494.2	495.6
Notes payable, interest ranging from 7.0% to 12.1%, due in varying amounts to 2015	18.2	494.8
Fair value adjustments related to interest rate swaps (1)	(18.6)	(18.0)

	493.8	972.4

Less current maturities of long-term debt	(8.6)	(484.9)

Long-term debt	$485.2	$487.5

Consumer notes:
Notes payable, interest ranging from 2.25% to 6.25% due in varying amounts to 2036	$2,157.0	$2,454.1

(1)	As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the Surplus Notes from fixed to variable. Under SFAS No. 133, these swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.

The issuance of Surplus Notes by the Company was approved by the Massachusetts Commissioner of Insurance, and any payments of interest or principal on the Surplus Notes requires the prior approval of the Massachusetts Commissioner of Insurance.

At December 31, 2006 the Company had a short term note payable of $476.6 million to an affiliate Manulife Holdings Delaware, LLC. The note payable was repaid on March 1, 2007.

At December 31, 2007, the Company, Manulife, JHFS, and other Manulife subsidiaries had a committed line of credit through a group of banks totaling $250.0 million pursuant to a multi-year facility, which will expire in 2010. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, Manulife is required to maintain certain minimum level of net worth and Manulife and the Company are required to comply with certain other covenants, which were met at December 31, 2007. At December 31, 2007 Manulife and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 – Debt and Line of Credit – (continued)

At December 31, 2007, the Company had a committed line of credit established by Manulife totaling $1.0 billion pursuant to a 364-day revolving credit facility. Manulife will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2007. At December 31, 2007, the Company had no outstanding borrowings under the agreement.

Aggregate maturities of long-term debt are as follows: 2008—$8.6 million; 2009—$1.2 million; 2010—$1.3 million; 2011—$0 million, 2012—$0 million; and thereafter—$501.4 million.

Interest expense on debt, included in other operating costs and expenses, was $39.1 million, $36.3 million, and $43.2 million in 2007, 2006, and 2005, respectively. Interest paid on debt was $40.5 million, $36.0 million, and $42.5 million in 2007, 2006, and 2005, respectively.

Consumer Notes

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes are issued weekly with a variety of maturities, interest rates, and call provisions. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1,000,000, or an individual redemption limitation of $200,000 of aggregate principal.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2008—$616.4 million; 2009—$405.2 million; 2010—$250.5 million, 2011—$160.9 million, 2012—$109.3 million; and thereafter—$614.7 million.

Interest expense on consumer notes, included in benefits to policyholders, was $115.1 million, $126.3 million, and $122.1 million in 2007, 2006, and 2005, respectively. Interest paid amounted to $111.7 million, $121.9 million, and $115.4 million in 2007, 2006, and 2005.

Note 9 – Related Party Transactions

The Company provides certain administrative and asset management services to its pension plans and employee welfare trust (the Plans). Fees paid to the Company for these services were $3.7 million, $4.8 million, and $6.3 million during the years ended December 31, 2007, 2006, and 2005, respectively.

The Company has reinsured certain portions of its long-term care insurance and group pension businesses with JHReCo, an affiliate and wholly owned subsidiary of JHFS. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are primarily written on a funds withheld basis where the related financial assets remain invested at the Company. During the fourth quarter of 2003, the reinsurance agreement covering group pension contracts was converted to a modified coinsurance agreement. As a result, the Company recorded a liability for coinsurance amounts withheld from JHReCo of $2,530.5 million and $2,227.1 million at December 31, 2007 and 2006, respectively, which are included with other liabilities in the Company’s Consolidated Balance Sheets and recorded a reinsurance recoverable from JHReCo of $2,629.9 million, and $2,612.8 million at December 31, 2007 and 2006, respectively, which are included with other reinsurance recoverables on the Company’s Consolidated Balance Sheets. Premiums ceded to JHReCo were $651.0 million, $571.2 million, and $537.2 million during the years ended December 31, 2007, 2006, and 2005 respectively.

Effective January 1, 2002, the Company entered into a coinsurance funds withheld treaty with JHReCo. The treaty covers death benefits that result from the no-lapse guarantee present in specified universal life policies. This agreement was amended and restated effective April 1, 2007. The Company recorded a liability for coinsurance funds withheld from JHReCo of $61.4 million at December 31, 2007, which is included with other liabilities in the Company’s Consolidated Balance Sheets and recorded reinsurance recoverable from JHReCo of $12.1 million at December 31, 2007, which are included with other reinsurance recoverables on the Company’s Consolidated Balance Sheets.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 – Related Party Transactions – (continued)

Prior to its merger with Manulife, the Company reinsured certain portions of its closed block with Manulife. During the fourth quarter of 2004, the Company entered into an additional agreement covering closed block policies with a Manulife affiliate. The Company entered into these reinsurance contracts in order to facilitate its statutory capital management process. Both the original and the revised reinsurance contracts are primarily written on a modified coinsurance basis where the related financial assets remain invested at the Company. The closed block reinsurance agreement is a financial reinsurance agreement and does not meet the risk transfer definition for U.S. GAAP reporting purposes. The agreement is accounted for under deposit accounting with only the reinsurance risk fee being reported on the consolidated statements of income. The Company’s Consolidated Financial Statements do not report reinsurance ceded premiums or reinsurance recoverable. The Company’s Consolidated Financial Statements report a risk fee that was paid to the Manulife reinsurance companies for the periods since the date the Company began operating as a subsidiary of Manulife, April 28, 2004. The risk fee was $2.6 million, $2.7 million, and $3.0 million for the years ended December 31, 2007, 2006, and 2005. This fee is included in other operating costs and expenses in the Consolidated Statements of Income.

The Company, in the ordinary course of business, invests funds deposited with it by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract deposits from affiliates of the Company. At December 31, 2007, the Company managed approximately $3,379.2 million of investments for Manulife affiliates which to date generated market-based revenue for the Company.

To effect the efficiencies of the merger with Manulife, the Company has an arrangement with its indirect parent, Manulife, to share the cost of certain corporate services including, among others, personnel, property facilities, catastrophic reinsurance coverage, and directors’ and officers insurance. In addition, synergies of sales agents are being found whereby the Company has an arrangement for the compensation of its sales agents for cross-selling products of Manulife affiliates. Operational efficiencies identified in the merger are subject to a service agreement between the Company and its affiliate John Hancock Life Insurance Company (U.S.A) (“John Hancock USA”), a U.S.-based life insurance subsidiary of Manulife, whereby the Company is obligated to provide certain services in support of John Hancock USA’s business. Further, under the service agreement, John Hancock USA is obligated to provide compensation to the Company for services provided.

There are two Service Agreements, both effective as of April 28, 2004, between the Company and John Hancock USA. Under the one agreement the Company provides services to John Hancock USA, and under the other John Hancock USA provides services to the Company. In both cases the Provider of the services can also employ a “Provider Affiliate” to provide services. In the case of the service agreement where the Company provides services to John Hancock USA, a “Provider Affiliate” means the Company’s parent, JHFS, and its direct and indirect subsidiaries. As of December 31, 2007 and 2006 there are accrued payables from the Company to John Hancock USA of $87.0 million and $104.2 million for these service agreements. The Company incurred costs for these agreements of $126.1 million, $110.7 million, and $91.6 million for the years ended December 31, 2007, 2006, and 2005.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s balance sheet may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

The Company participates in a liquidity pool of an affiliate, John Hancock USA, as set forth in the terms of the Liquidity Pool and Loan Facility Agreements, which became effective May 27, 2005. The Company had $1.9 billion and $834.2 million invested in this pool at December 31, 2007 and 2006. The Company can improve the investment return on their excess cash through participation in this Liquidity Pool.

On July 8, 2005, Manulife fully and unconditionally guaranteed the Company’s SignatureNotes, both those outstanding at that time and those to be issued subsequently. Manulife’s guarantee of the SignatureNotes is an unsecured obligation of Manulife, and is subordinated in right of payment to the prior payment in full of all other obligations of Manulife, except for other guarantees or obligations of Manulife which by their terms are designated as ranking equally in right of payment with or subordinate to Manulife’s guarantee of the SignatureNotes. Following July 8, 2005, the Company ceased filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5 and Manulife began reporting condensed consolidating financial information regarding the Company in Manulife’s quarterly and annual reports.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 – Related Party Transactions – (continued)

On November 10, 2006 pursuant to a note purchase agreement, the Company loaned $90.0 million to John Hancock USA. The note is due December 1, 2011 and secured by a mortgage on the property at 601 Congress Street, Boston, MA. The note balance is included in other assets in the Consolidated Balance Sheets. The note provides for interest-only payments of $0.4 million per month commencing January 1, 2007 through November 1, 2011. The interest rate for the term of this note is fixed at 5.73%.

On December 28, 2006, the Company purchased real estate held for investment with a net book value of $17.0 million from an affiliate, John Hancock USA, for $150.1 million. Since the transfer was accounted for as a transaction between entities under common control, the difference between the net book value and sales price resulted in a decrease of $86.7 million, (net of tax of $46.6 million) to the Company’s paid in capital as of December 31, 2006. The note payable is included in other liabilities in the Company’s Consolidated Balance Sheets.

On December 19, 2007, the Company received $37.2 million for the transfer of Lake Cowichan real estate to Manulife Canada Ltd. The transfer resulted in an increase of $8.3 million (net of tax of $4.3 million) to the Company’s paid in capital as of December 31, 2007.

During 2007 and 2006, the Company paid $458.6 million and $560.0 million in dividends to its Parent. The Company received dividends of $150.0 million and $95.0 million from its subsidiary, John Hancock Variable Life Insurance Company and dividends of $52.0 million and $61.0 million from John Hancock Subsidiaries LLC, which is a consolidated subsidiary, during 2007 and 2006, respectively.

Note 10 – Reinsurance

The effect of reinsurance on life, health, and annuity premiums written and earned was as follows:

	Years ended December 31,
	2007		2006		2005
	Premiums		Premiums		Premiums
	Written	Earned	Written	Earned	Written	Earned
	(in millions)
Direct	$3,628.5	$3,635.8	$3,049.8	$3,049.6	$2,476.5	$2,479.4
Assumed	752.4	752.4	683.3	683.3	545.0	545.0
Ceded	(1,555.8)	(1,555.8)	(1,045.1)	(1,045.1)	(1,040.6)	(1,040.6)

Net life, health and annuity premiums	$2,825.1	$2,832.4	$2,688.0	$2,687.8	$1,980.9	$1,983.8

At December 31, 2007, 2006, and 2005, benefits to policyholders under life, health and annuity ceded reinsurance contracts were $893.8 million, $754.9 million, and $629.9 million respectively.

On February 28, 1997, the Company sold a major portion of its group insurance business to UNICARE Life & Health Insurance Company (UNICARE), a wholly owned subsidiary of WellPoint Health Networks, Inc. The business sold included the Company’s group accident and health business and related group life business, and Cost Care, Inc., Hancock Association Services Group and Tri-State, Inc., all of which were indirect wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 – Pension Benefit Plans and Other Postretirement Benefit Plans

The Company provides pension benefits to substantially all employees and general agency personnel. These benefits are provided through both funded qualified (The Plan) and unfunded non-qualified defined benefit and qualified defined contribution pension plans. Through the non-qualified defined benefit plans, the Company provides supplemental pension benefits to employees with compensation and/or pension benefits in excess of the qualified plan limits under applicable law. The Company uses a December 31 measurement date to account for its benefit plans. Prior to 2002, pension benefits under the defined benefit plans were also based on years of service and final average compensation (generally during the three years prior to retirement). In 2001, the defined benefit pension plans were amended to a cash balance basis under which benefits are based on career average compensation. Under grandfathering rules, employees within 5 years of early retirement eligibility or employees over age 40 (age 45 for general agency personnel) and with at least 10 years of service will receive pension benefits based on the greater of the benefit from the cash balance basis or the prior final average salary basis. This amendment became effective on January 1, 2002.

As of December 31, 2006, the Plan was merged with the qualified pension plan of John Hancock USA, with JHFS as plan sponsor. The Plan features and designs were generally maintained for the different participant populations. Pursuant to the merger all of the assets of the former plans are commingled. The aggregate pool of assets from the former plans is available to meet the obligations of the merged plan. The merger did not have a material effect on the financial statements of the Company.

A plan amendment to harmonize plan features and designs for future benefit accruals for the different participant populations was agreed upon in a May 3, 2007 resolution. The plan amendment also sets the expiration of the grandfathered benefits provision on December 31, 2011. The amendment triggered a mid-year remeasurement of assets and liabilities for pension and retiree welfare plans, which resulted in a $60.2 million gain in Accumulated Other Comprehensive Income. This gain was partially offset with the year-end remeasurement of assets and obligations that resulted in a $35.7 million loss in Accumulated Other Comprehensive Income.

In addition, the Company provides and maintains an unfunded nonqualified defined benefit pension plan for employees whose qualifies pension benefits are restricted by Internal Revenue Code limitations. The Company makes annual cash balance credits for each participant’s compensation that is in excess of the compensation limit outlined in the Internal Revenue Code. These contributions serve to restore to each participant the benefit the participant would be entitled to under the qualified plan but for the pay and benefit limitations in the Internal Revenue Code. The Company provides benefits to employees who terminate after 3 years of vesting service.

A new nonqualified pension plan was established as of January 1, 2008 with participant directed investment options. This new plan is for participants with service accrued after the effective date who are not eligible for the grandfathered benefits in the prior nonqualified pension plan. The prior plan was frozen except for grandfathered participants as of January 1, 2008. The benefits accrued under the prior plan continue to be subject to the prior plan provisions.

Defined contribution plans include the Investment Incentive Plan and the Savings and Investment Plan. The expense for defined contribution plans was $9.3 million, $8.6 million, and $9.5 million in 2007, 2006, and 2005, respectively.

The Company has employee welfare plans for medical and life insurance covering its retired employees hired before January 1, 2003 who have attained age 50 and have 15 years or more of service with the Company. This welfare plan provides primary medical coverage for retirees and spouses under age 65. When the retiree or the covered spouse reaches age 65, Medicare provides primary coverage and this welfare plan provides secondary coverage. The postretirement health care coverages are contributory based for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on the number of years of service. Dental insurance is provided to eligible pre- January 1, 1992 retired employees. The Plan also provides retired employees with a life insurance policy benefit based on the formula for basic coverage up to a maximum of $2.5 million.

The plans were amended effective January 1, 2003 whereby participants who had reached a certain age and years of service with the Company were no longer eligible for such company contributory benefits. The future retiree life insurance coverage amount was frozen as of December 31, 2006. The Company accounts for its Postretirement Benefit Plan using the accrual method.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 – Pension Benefit Plans and Other Postretirement Benefit Plans – (continued)

Obligations and Funded Status:

	Years Ended December 31,
	Pension Benefits		Other Postretirement Benefits
	2007	2006	2007	2006
		(in millions)
Change in benefit obligation:
Benefit obligation at beginning of year	$2,170.0	$2,295.0	$573.2	$641.4
Service cost	25.5	27.1	1.1	1.3
Interest cost	119.4	119.7	31.9	32.5
Participant contributions	—	—	3.9	3.2
Actuarial loss (gain)	14.3	(48.6)	(8.0)	(51.3)
Special termination benefits	0.7	3.0	—	—
Plan amendments	(31.4)	—	—	—
Curtailment	(11.5)	—	—	—
Expected retiree drug subsidy	—	—	4.2	4.3
Benefits paid	(197.2)	(226.2)	(60.0)	(58.2)

Benefit obligation at end of year	$2,089.8	$2,170.0	$546.3	$573.2

Change in plan assets:
Fair value of plan assets at beginning of year	$2,388.2	$2,200.0	$303.8	$269.2
Actual return on plan assets	168.0	384.7	22.5	34.6
Employer contribution	31.3	29.7	56.1	55.0
Employee contribution	—	—	3.9	3.2
Benefits paid	(197.2)	(226.2)	(60.0)	(58.2)

Fair value of plan assets at end of year	$2,390.3	$2,388.2	$326.3	$303.8

Funded status at end of year	$300.5	$218.2	$(220.0)	$(269.4)

Assets	$616.9	$557.5	$—	$—
Liabilities	(316.4)	(339.3)	(220.0)	(269.4)

Net financial position	$300.5	$218.2	$(220.0)	$(269.4)

Amounts recognized in accumulated other comprehensive income:
Prior service cost	$(29.4)	$—	$—	$—
Net actuarial gain	(168.8)	(180.8)	(33.1)	(27.2)

Total	$(198.2)	$(180.8)	$(33.1)	$(27.2)

The accumulated benefit obligations for all defined benefit pension plans was $2,048.1 million and $2,090.1 million at December 31, 2007 and 2006, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 – Pension Benefit Plans and Other Postretirement Benefit Plans – (continued)

The incremental effects of applying SFAS No. 158 on individual line items in the Consolidated Balance Sheets on December 31, 2006 was as follows:

	Pre SFAS No. 158	Incremental effect of adopting SFAS No. 158	Post SFAS No. 158
	(in millions)
Other assets	$2,877.8	$208.7	$3,086.5

Total assets	$97,370.1	$208.7	$97,578.8
Deferred income tax liability	$316.8	$77.5	$394.3
Other liabilities	4,899.3	(12.7)	4,886.6

Total liabilities	$86,966.9	$64.8	$87,031.7
Accumulated other comprehensive income	$294.6	$143.9	$438.5

Total shareholders’ equity	$10,270.7	$143.9	$10,414.6

Information for pension plans with accumulated benefit obligations in excess of plan assets:

	December 31,
	2007	2006
	(in millions)
Accumulated benefit obligation	$310.9	$333.3
Projected benefit obligation	316.3	344.5
Fair value of plan assets	—	5.2

Components of Net Periodic Benefit cost:

	Years Ended December 31,
	Pension Benefits			Other Postretirement Benefits
	2007	2006	2005	2007	2006	2005
	(in millions)
Service cost	$25.5	$27.1	$24.9	$1.1	$1.3	$1.5
Interest cost	119.4	119.7	122.3	31.9	32.5	35.3
Expected return on plan assets	(177.3)	(172.8)	(175.2)	(24.6)	(22.6)	(21.5)
Special termination benefits	0.7	3.0	—	—	—	—
Curtailment gain	(0.6)	—	—	—	—	—
Amortization of prior service cost	(1.9)	—	0.6	—	—	—
Recognized actuarial gain	0.7	0.9	—	—	—	—

Net periodic (credit) benefit cost	$(33.5)	$(22.1)	$(27.4)	$8.4	$11.2	$15.3

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 – Pension Benefit Plans and Other Postretirement Benefit Plans – (continued)

The amounts included in “Accumulated other comprehensive income” expected to be recognized as components of net periodic (benefit) cost in 2008 are as follows:

	Pension Benefits	Other Postretirement Benefits
	(in millions)
Amortization of prior service cost	$(2.9)	$—
Amortization of actuarial (gain) loss, net	0.4	—

Total	$(2.5)	$—

Assumptions:

Weighted –average assumptions used to determine benefit obligation:

	Years Ended December 31,
	Pension Benefits		Other Postretirement Benefits
	2007	2006	2007	2006
Discount rate	6.00%	5.75%	6.00%	5.75%
Rate of compensation increase	5.10%	4.00%	N/A	N/A
Health care trend rate for following year			9.00%	9.50%
Ultimate trend rate			5.00%	5.00%
Year ultimate rate reached			2016	2016

Weighted-average assumptions used to determine net periodic benefit cost:

	Years Ended December 31,
	Pension Benefits		Other Postretirement Benefits
	2007	2006	2007	2006
Discount rate	5.75%	5.50%	5.75%	5.50%
Expected long-term return on plan assets	8.25%	8.25%	8.25%	8.25%
Rate of compensation increase	4.00%	4.00%	N/A	N/A
Health care trend rate for following year			9.50%	10.00%
Ultimate trend rate			5.00%	5.00%
Year ultimate rate reached			2016	2016

The Company generally determines the assumed long-term rate of return on plan assets based on the rate expected to be earned for plan assets. The asset mix based on the long-term investment policy and range of target allocation percentages of the plans and the Capital Asset Pricing Model are used as part of that determination. Current conditions and published commentary/guidance from SEC staff suggestions are also considered.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 – Pension Benefit Plans and Other Postretirement Benefit Plans – (continued)

Assumed health care cost trend rates have a significant effect on the amounts reported for the healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

	1-Percentage Point Increase	1-Percentage Point Decrease
	(in millions)
Effect on total service and interest costs in 2007	$1.2	$(1.1)
Effect on postretirement benefit obligations as of December 31, 2007	20.8	(18.7)

Plan Assets

The Company’s weighted-average asset allocations for its plans at December 31, 2007 and 2006, by asset category are as follows:

	Pension Plan Assets at December 31,
	2007	2006
Asset Category
Equity securities	64%	62%
Fixed maturity securities	26	24
Real estate	3	4
Other	7	10

Total	100%	100%

The target allocations for assets of the Company’s pension plans is summarized below for major asset categories.

Asset Category
Equity securities	50	% - 80%
Fixed maturity securities	23	% - 35%
Real estate	–	% - 5%
Other	5	% - 15%

The plans do not own any of the Company’s common stock at December 31, 2007 and 2006.

Other postretirement benefit plan weighted-average asset allocations at December 31, 2007, and 2006, by asset category are as follows:

	Other Postretirement Benefits Plan Assets at December 31,
	2007	2006
Asset Category
Equity securities	60%	56%
Fixed maturity securities	40	44

Total	100%	100%

Plan assets for other postretirement benefits for non-union employees are comprised of an irrevocable health insurance contract and a 401(h) account under the pension plan. The plan assets for other postretirement benefits for other employees are held in a 401(h) account under the pension plan. The plan assets underlying the insurance contract have target allocations of approximately 60% equity securities and 40% fixed maturity securities. The plan assets in the 401(h) account of the pension have target allocations identified to the target allocations shown above for assets in the pension benefits account.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 – Pension Benefit Plans and Other Postretirement Benefit Plans – (continued)

Cash Flows

Contributions. The Company’s funding policy for its qualified defined benefit plans is to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA) and other applicable laws, and, generally, not greater than the maximum amount that can be deducted for Federal income tax purposes. In 2007 and 2006, no contributions were made to the qualified plans. The funding policy for its non-qualified defined benefit plans is to contribute the amount of the benefit payments made during the year. The Company expects to contribute approximately $0 million to its qualified pension plans in 2008 and approximately $29.7 million to its non-qualified pension plans in 2008.

The Company’s policy is to fund its other postretirement benefits in amounts at or below the annual tax qualified limits.

Projections for benefit payments for the next ten years are as follows:

Projected Employer Pension Benefits Payment

Year	Total Qualified	Total Nonqualified	Total
	(in millions)
2008	$147.9	$29.7	$177.6
2009	146.2	27.5	173.7
2010	151.4	32.1	183.5
2011	154.0	26.0	180.0
2012	157.6	26.5	184.1
2013-2017	748.2	128.8	877.0

Projected Employer OPEB Benefits Payment (includes Future Service Accruals)

Year	Gross Payments	Medicare Part D Subsidy	Net Payments
	(in millions)
2008	$54.8	$4.3	$50.5
2009	54.8	4.4	50.4
2010	54.6	4.4	50.2
2011	54.0	4.3	49.7
2012	53.2	4.3	48.9
2013-2017	245.7	19.4	226.3

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 – Commitments, Guarantee, Contingencies and Legal Proceedings

Commitments. The Company has extended commitments to purchase US private debt and to issue mortgage loans on real estate totaling $722.1 million and $225.9 million, respectively, at December 31, 2007. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $948.0 million at December 31, 2007. The majority of these commitments expire in 2008.

Guarantees. In the course of business the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. generally accepted accounting principles specific to the insurance industry. The Company has no material guarantees outstanding outside the scope of insurance accounting at December 31, 2007.

Contingencies. The Company entered into a number of reinsurance arrangements in respect of personal accident insurance and the occupational accident component of workers compensation insurance. Under these arrangements, the Company both assumed risks as a reinsurer, and also passed substantial portions of these risks on to other companies. The Company is engaged in disputes, including a number of legal proceedings, in respect of this business. Although these disputes do result in some level of variability in results, the Company believes it has provided adequately for the exposure. During 2007, the Company received additional information about its exposure and recognized a credit of $8.2 million , after tax, to its current best estimate of its exposure as of December 31, 2007. The Company recognized a $69.8 million charge in 2006.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, as well as an investment adviser, employer and taxpayer. In addition, state regulatory bodies, state attorneys general, the United States Securities and Exchange Commission, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its financial condition or results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 – Shareholder’s Equity

Common Stock

The Company has one class of capital stock, common stock ($10,000 par value, 33,000 shares authorized, issued and outstanding). All of the outstanding common stock of the Company is owned by JHFS, the parent.

Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income are as follows:

	Net Unrealized Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Minimum Pension Liability	Accumulated Other Comprehensive Income
	(in millions)
Balance at January 1, 2005	$411.4	$191.5	$0.6	$(11.0)	$592.5
Gross unrealized gains (losses) (net of deferred income tax benefit of $244.0 million)	(454.4)	—	—	—	(454.4)
Reclassification adjustment for gains realized in net income (net of income tax expense of $82.5 million)	(153.3)	—	—	—	(153.3)
Adjustment for deferred policy acquisition costs, deferred sales inducements and value of business acquired (net of deferred income tax expense of $46.4 million)	86.0	—	—	—	86.0
Adjustment for policyholder dividend obligation (net of deferred income tax expense of $54.7 million)	101.7	—	—	—	101.7

Net unrealized gains (losses)	(420.0)	—	—	—	(420.0)
Foreign currency translation adjustment	—	—	(1.8)	—	(1.8)
Minimum pension liability (net of deferred income tax expense of $1.3 million)	—	—	—	2.4	2.4
Net accumulated gains (losses) on cash flow hedges (net of deferred income tax expense of $113.4 million)	—	171.2	—	—	171.2

Balance at December 31, 2005	$(8.6)	$362.7	$(1.2)	$(8.6)	$344.3

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 – Shareholder’s Equity – (continued)

	Net Unrealized Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Minimum Pension Liability Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit (Cost)	Accumulated Other Comprehensive Income
	(in millions)
Balance at January 1, 2006	$(8.6)	$362.7	$(1.2)	$(8.6)	$—	$344.3
Gross unrealized gains (losses) (net of deferred income tax expense of $57.8 million)	106.2	—	—	—	—	106.2
Reclassification adjustment for gains realized in net income (net of income tax expense of $47.4 million)	(88.1)	—	—	—	—	(88.1)
Adjustment for deferred policy acquisition costs, deferred sales inducements and value of business acquired (net of deferred income tax expense of $3.0 million)	5.6	—	—	—	—	5.6
Adjustment for policyholder dividend obligation (net of deferred income tax expense of $1.2 million)	2.3	—	—	—	—	2.3

Net unrealized gains (losses)	26.0	—	—	—	—	26.0
Foreign currency translation adjustment	—	—	0.4	—	—	0.4
Minimum pension liability (net of deferred income tax benefit of $8.9 million)	—	—	—	(16.3)	—	(16.3)
Impact of adoption of SFAS No. 158 (net of tax expense of $86.3 million)				24.9	135.3	160.2
Net accumulated gains (losses) on cash flow hedges (net of income tax benefit of $44.8 million)	—	(76.1)	—	—	—	(76.1)

Balance at December 31, 2006	$17.4	$286.6	$(0.8)	$—	$135.3	$438.5

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 – Shareholder’s Equity – (continued)

	Net Unrealized Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Minimum Pension Liability Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit (Cost)	Accumulated Other Comprehensive Income
			(in millions)
Balance at January 1, 2007	$17.4	$286.6	$(0.8)	$—	$135.3	$438.5
Gross unrealized gains (losses) (net of deferred income tax expense of $80.4 million)	149.2	—	—	—	—	149.2
Reclassification adjustment for gains realized in net income (net of income tax expense of $57.9 million)	(107.4)	—	—	—	—	(107.4)
Adjustment for deferred policy acquisition costs, deferred sales inducements and value of business acquired (net of deferred income tax benefit of $7.9 million)	(14.7)	—	—	—	—	(14.7)
Adjustment for policyholder dividend obligation (net of deferred income tax benefit of $27.7 million)	(51.5)	—	—	—	—	(51.5)

Net unrealized gains (losses)	(24.4)	—	—	—	—	(24.4)
Foreign currency translation adjustment	—	—	(0.3)	—	—	(0.3)
Pension and postretirement benefits:
Change in the funded status of the pension plan (net of deferred income tax benefit of $8.6 million)	—	—	—	—	15.9	15.9
Amortization of periodic pension costs (net of deferred income tax benefit of $0.4 million)					(0.8)	(0.8)
Net accumulated gains (losses) on cash flow hedges (net of income tax benefit of $38.4 million)	—	68.6	—	—	—	68.6

Balance at December 31, 2007	$(7.0)	$355.2	$(1.1)	$—	$150.4	$497.5

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 – Shareholder’s Equity – (continued)

Net unrealized investment and gains (losses), included in the Company’s Consolidated Balance Sheets as a component of shareholder’s equity, are summarized as follows:

	For the Years Ended December 31,
	2007	2006	2005
	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities	$(40.4)	$(177.8)	$(151.4)
Equity investments	26.7	84.4	46.1
Other investments	9.2	24.6	8.0

Total	(4.5)	(68.8)	(97.3)

Amounts of unrealized investment (gains) losses attributable to:
Deferred policy acquisition costs and value of business acquired	27.8	50.4	41.8
Policyholder dividend obligation	(34.0)	45.2	41.7
Deferred federal income taxes	3.7	(9.4)	5.2

Total	(2.5)	86.2	88.7

Net unrealized investment gains (losses)	$(7.0)	$17.4	$(8.6)

Statutory Results

The Company and its domestic insurance subsidiaries prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners’ “Accounting Practices and Procedures” manual has been adopted as a component of prescribed or permitted practices by Massachusetts. The Massachusetts Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices, otherwise known as permitted practices.

From time to time the Company has requested permission from the Division for a permitted accounting practice. The Company currently has one permitted practices which relate to an admitted asset for an after-tax ceding commission in the acquisition of the fixed universal life insurance business of Allmerica Financial.

On December 31, 2002, the Company entered into indemnity coinsurance agreements, under which it assumed 100% of the liabilities for the fixed universal life insurance blocks of Allmerica Financial Life Insurance and Annuity Company and First Allmerica Financial Life Insurance Company. The Division provided the Company approval to record the after-tax ceding commission of $0 million, $12.6 million, and $25.2 million on the purchase as goodwill at December 31, 2007, 2006, and 2005, respectively. This amount will be amortized over a five year period. The impact on statutory net income was an amortization expense of $12.6 million for the years ended December 31, 2007, 2006, and 2005. As a result of this permitted practice, the Company’s reported capital and surplus at December 31, 2007, 2006 reporting periods was increased by $0 million and $12.6 million, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 – Shareholder’s Equity – (continued)

At December 31, 2007, 2006, and 2005, there are no other material permitted practices.

The Company’s statutory net income for the year ended December 31, 2007 was $1,082.2 million (unaudited). The Company’s statutory surplus as of December 31, 2007 was $4,306.2 million (unaudited).

Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of the Massachusetts Division of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Massachusetts Division of Insurance, to the greater of (i) 10% of its statutory policyholders’ surplus as of the preceding December 31 or (ii) the individual company’s statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

Note 14 – Segment Information

The Company operates in the following three business segments: two segments primarily serve retail customers and institutional customers and the third segment is the Corporate and Other Segment, which includes the institutional advisory business, the remaining international operations, and the corporate account. The retail segments are the Protection Segment and the Wealth Management Segment.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

Protection Segment. Offers a variety of individual life insurance and individual and group long-term care insurance products, including participating whole life, term life, universal life, variable life, and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners and direct marketing.

Wealth Management Segment. Offers individual annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds closed-end funds, institutional advisory accounts and privately managed accounts. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants and banks.

This segment also offers a variety of retirement products to qualified defined benefit plans, defined contribution plans and non-qualified buyers. The Company’s products include guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. The segment distributes its products through a combination of dedicated regional representatives, pension consultants and investment professionals. The segment’s consumer notes program distributes primarily through brokers affiliated with the Company and securities brokerage firms. The segment’s new banking products distribute primarily through the broker-dealer network to the retail investors.

Corporate and Other Segment. Primarily consists of the Company’s remaining international insurance operations, certain corporate operations, the institutional investment management business and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments and certain non-recurring expenses not allocated to the segments. The disposed businesses primarily consist of group health insurance and related group life insurance, property and casualty insurance and selected broker/dealer operations.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 – Segment Information – (continued)

The accounting policies of the segments are the same as those described in Note 1 — Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment, in millions, for the periods and dates indicated. Included in the Protection Segment for all periods presented are the assets, liabilities, revenues and expenses of the closed block. For additional information on the closed block see Note 6 — Closed Block in the notes to the consolidated financial statements.

2007	Protection	Wealth Management	Corporate and Other	Consolidated
Revenues:
Revenues from external customers	$2,198.3	$1,473.5	$532.0	$4,203.8
Net investment income	1,464.2	1,650.9	396.6	3,511.7
Net realized investment and other gains	78.0	16.9	32.7	127.6
Inter-segment revenues	—	1.2	(1.2)	—

Revenues	$3,740.5	$3,142.5	$960.1	$7,843.1

Net income	$359.2	$195.3	$217.0	$771.5

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$139.8	$(0.5)	$73.6	$212.9
Carrying value of investments accounted for under the equity method	1,137.6	279.2	681.1	2,097.9
Amortization of deferred policy acquisition costs, deferred sales inducements and value of business acquired	66.8	99.9	—	166.7
Interest expense	0.7	—	38.4	39.1
Income taxes	173.0	40.6	165.3	378.9
Segment assets	$47,028.4	$37,574.4	$13,463.3	$98,066.1

2006	Protection	Wealth Management	Corporate and Other	Consolidated
Revenues:
Revenues from external customers	$2,033.8	$1,268.9	$548.4	$3,851.1
Net investment income	1,393.0	1,771.2	363.4	3,527.6
Net realized investment and other (losses) gains	(144.4)	49.7	100.9	6.2

Revenues	$3,282.4	$3,089.8	$1,012.7	$7,384.9

Net income	$164.1	$251.6	$164.9	$580.6

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$109.0	$54.7	$21.7	$185.4
Carrying value of investments accounted for under the equity method	917.6	743.0	173.7	1,834.3
Amortization of deferred policy acquisition costs, deferred sales inducements and value of business acquired	184.9	114.1	0.1	299.1
Interest expense	0.8	—	35.5	36.3
Income taxes	75.7	57.4	134.4	267.5
Segment assets	$44,144.8	$41,381.1	$12,052.9	$97,578.8

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 – Segment Information – (continued)

2005	Protection	Wealth Management	Corporate and Other	Consolidated
Revenues:
Revenues from external customers	$2,074.0	$790.1	$235.3	$3,099.4
Net investment income	1,277.7	1,764.6	433.0	3,475.3
Net realized investment and other gains	84.7	425.3	4.6	514.6
Inter-segment revenues	—	1.7	(1.7)	—

Revenues	$3,436.4	$2,981.7	$671.2	$7,089.3

Net income	$436.2	$598.9	$(223.4)	$811.7

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$96.3	$117.2	$59.2	$272.7
Carrying value of investments accounted for under the equity method	1,168.1	813.7	245.5	2,227.3
Amortization of deferred policy acquisition costs, deferred sales inducements and value of business acquired	85.6	88.7	—	174.3
Interest expense	—	—	43.2	43.2
Income taxes	225.1	271.6	(87.9)	408.8

The Company operates primarily in the United States and also in Indonesia. In addition, the International Group Program consists of a network of 52 insurers that coordinate and/or reinsure group life, health, disability and pension coverage for foreign and globally mobile employees of multinational companies in 51 countries and territories. The following table summarizes selected financial information by geographic location for or at the end of periods presented:

Location	Revenues	Income Before Income Taxes	Long-Lived Assets	Assets
	(in millions)
2007
United States	$7,426.5	$1,122.3	$139.6	$97,678.1
Foreign — other	416.6	28.1	0.1	388.0

	$7,843.1	$1,150.4	$139.7	$98,066.1

2006
United States	$6,980.1	$820.3	$117.0	$97,072.8
Foreign — other	404.8	27.8	0.1	506.0

	$7,384.9	$848.1	$117.1	$97,578.8

2005
United States	$6,673.8	$1,197.1
Foreign — other	415.5	23.4

	$7,089.3	$1,220.5

The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 – Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company’s financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company’s business or financial condition based on the fair value information presented below.

For fixed maturity securities, (including redeemable preferred stocks) fair values are obtained from external pricing services where available, broker dealer quotes are used for thinly traded securities and a spread pricing matrix is used when price quotes are not available, which typically is the case for our private placement securities. The spread pricing matrix is based on credit quality, country of issue, market sector and average investment life and is created for these dimensions through brokers’ estimates of public spreads derived from their respective publications.

The fair value for equity securities is based on quoted market prices.

The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan’s effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

The carrying value for policy loans and cash and cash equivalents approximates their respective fair values.

The fair value of the Company’s long-term debt is estimated using discounted cash flows based on the Company’s incremental borrowing rates for similar types of borrowing arrangements. Carrying values for commercial paper and short-term borrowings approximate fair value.

Fair values for the Company’s guaranteed investment contracts, consumer notes, and funding agreements are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the cash surrender value. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

The Company’s derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, and currency rate swap agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 – Fair Value of Financial Instruments – (continued)

The following table presents the carrying values and fair values of the Company’s financial instruments:

	December 31,
	2007		2006
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(in millions)
Assets:
Fixed maturities:
Available-for-sale	$42,838.6	$42,838.6	$44,863.2	$44,863.2
Equity securities:
Available-for-sale	148.3	148.3	764.7	764.7
Mortgage loans on real estate	9,349.5	9,176.2	9,959.5	9,900.3
Policy loans	2,099.1	2,099.1	2,071.8	2,071.8
Cash and cash equivalents	3,355.5	3,355.5	1,063.3	1,063.3
Derivatives:
Interest rate swap agreements	978.5	978.5	875.4	875.4
Interest rate cap agreements	0.2	0.2	3.4	3.4
Currency rate swap agreements	656.0	656.0	590.8	590.8
Credit default swaps	0.8	0.8	—	—
Return swap agreements	1.3	1.3	2.3	2.3
Embedded derivatives	0.2	0.2	—	—

Liabilities:
Consumer notes	2,157.0	2,109.9	2,454.1	2,376.9
Debt	493.8	528.5	972.4	1,015.4
Guaranteed investment contracts and funding agreements	7,057.3	6,976.9	8,463.9	8,407.1
Fixed rate deferred and immediate annuities	8,777.0	8,835.7	10,690.0	10,708.0
Supplementary contracts without life contingencies	58.5	42.2	66.1	62.1
Derivatives:
Interest rate swap agreements	523.0	523.0	397.4	397.4
Currency rate swap agreements	1,017.1	1,017.1	988.8	988.8
Credit default swaps	0.8	0.8	2.1	2.1
Embedded derivative agreements	4.4	4.4	3.2	3.2
Foreign exchange forward agreements	1.6	1.6	4.8	4.8

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 – Goodwill and Other Intangible Assets

The Company recognized several intangible assets which resulted from business combinations including Manulife’s acquisition of the Company. Brand name, distribution networks, and other investment management contracts were initially recognized at the time of the acquisition of the Company by Manulife.

The following tables contain summarized financial information for each of these intangible assets as of the dates and periods indicated.

	Gross Carrying Amount	Accumulated Amortization and Other Changes	Net Carrying Amount
	(in millions)
December 31, 2007
Unamortizable intangible assets:
Goodwill	$3,008.5	$—	$3,008.5
Brand name	600.0	—	600.0
Investment management contracts	292.9	—	292.9
Amortizable intangible assets:
Distribution networks	397.2	(18.9)	378.3
Other investment management contracts	64.0	(17.3)	46.7
VOBA	2,890.3	(515.5)	2,374.8
December 31, 2006
Unamortizable intangible assets:
Goodwill	$3,010.9	$—	$3,010.9
Brand name	600.0	—	600.0
Investment management contracts	292.9	—	292.9
Amortizable intangible assets:
Distribution networks	397.2	$(11.1)	386.1
Other investment management contracts	64.2	(13.2)	51.0
VOBA	2,890.3	(388.2)	2,502.1

	2007	2006	2005
	(in millions)
Aggregate amortization expense
Distribution networks, net of tax of $2.7 million, $2.1 million, and $1.5 million, respectively	$5.1	$3.9	$2.9
Other management contract amortization, net of tax of $1.4 million, $1.6 million, and $2.1 million, respectively	2.7	3.0	3.9
VOBA, net of tax of $37.5 million, $47.4 million, and $59.4 million, respectively	69.7	87.9	110.4

Aggregate amortization expense, net of tax of $41.6 million, $51.1 million, and $63.0 million, respectively	$77.5	$94.8	$117.2

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 – Goodwill and Other Intangible Assets – (continued)

	Tax Effect	Net Expense
	(in millions)
Estimated future aggregate amortization expense for the years ending December 31,
2008	$49.5	$92.0
2009	48.0	89.1
2010	47.8	89.1
2011	50.1	92.9
2012	48.2	89.5

The following tables present the continuity of each of the Company’s unamortizable and amortizable intangible assets for the periods presented.

Unamortizable intangible assets:

	Protection	Wealth Management	Corporate and Other	Consolidated
	(in millions)
Goodwill:
Balance at January 1, 2007	$1,600.0	$1,253.3	$157.6	$3,010.9
Goodwill derecognized (1)	—	—	(2.4)	(2.4)

Balance at December 31, 2007	$1,600.0	$1,253.3	$155.2	$3,008.5

	Protection	Wealth Management	Corporate and Other	Consolidated
	(in millions)
Goodwill:
Balance at January 1, 2006	$1,600.0	$1,253.3	$182.6	$3,035.9
Goodwill derecognized (1)	—	—	(25.0)	(25.0)

Balance at December 31, 2006	$1,600.0	$1,253.3	$157.6	$3,010.9

(1)	In 2006, Goodwill of $17.7 million was derecognized due to the sale of a subsidiary, Independence Investment LLC. The Company adopted FAS 123 (R) in 2006 and reduced goodwill by $7.3 million and $2.4 million for excess tax benefits associated with stock options for the years ended December 31, 2006 and 2007, respectively.

	Protection	Wealth Management	Corporate and Other	Consolidated
	(in millions)
Brand name:
Balance at January 1, 2007	$364.4	$209.0	$26.6	$600.0

Balance at December 31, 2007	$364.4	$209.0	$26.6	$600.0

	Protection	Wealth Management	Corporate and Other	Consolidated
	(in millions)
Brand name:
Balance at January 1, 2006	$364.4	$209.0	$26.6	$600.0

Balance at December 31, 2006	$364.4	$209.0	$26.6	$600.0

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 – Goodwill and Other Intangible Assets – (continued)

Unamortizable intangible assets (continued):

	Protection	Wealth Management	Corporate and Other	Consolidated
	(in millions)
Investment management contracts:
Balance at January 1, 2007	—	$292.9	—	$292.9

Balance at December 31, 2007		$292.9		$292.9

	Protection	Wealth Management	Corporate and Other	Consolidated
	(in millions)
Investment management contracts:
Balance at January 1, 2006	—	$292.9	—	$292.9

Balance at December 31, 2006	—	$292.9	—	$292.9

Amortizable intangible assets:

	Protection	Wealth Management	Corporate and Other	Consolidated
	(in millions)
Distribution networks:
Balance at January 1, 2007	$299.3	$86.8	—	$386.1
Amortization	(6.1)	(1.7)	—	(7.8)

Balance at December 31, 2007	$293.2	$85.1	—	$378.3

	Protection	Wealth Management	Corporate and Other	Consolidated
	(in millions)
Distribution networks:
Balance at January 1, 2006	$304.1	$88.0	—	$392.1
Amortization	(4.8)	(1.2)	—	(6.0)

Balance at December 31, 2006	$299.3	$86.8	—	$386.1

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 – Goodwill and Other Intangible Assets – (continued)

Amortizable intangible assets (continued):

	Protection	Wealth Management	Corporate and Other	Consolidated
	(in millions)
Other investment management contracts:
Balance at January 1, 2007	—	$16.9	$34.1	$51.0
Other investment management contracts impaired	—	(0.2)	—	(0.2)
Amortization	—	(0.9)	(3.2)	(4.1)

Balance at December 31, 2007	—	$15.8	$30.9	$46.7

	Protection	Wealth Management	Corporate and Other	Consolidated
	(in millions)
Other investment management contracts:
Balance at January 1, 2006	—	$18.0	$45.0	$63.0
Other investment management contracts recognized (1)	—	—	(7.4)	(7.4)
Amortization	—	(1.1)	(3.5)	(4.6)

Balance at December 31, 2006	—	$16.9	$34.1	$51.0

(1)	In 2006, investment management contracts of $7.4 million were derecognized due to the sale of a subsidiary, Independence Investments LLC.

	Protection	Wealth Management	Corporate and Other	Consolidated
	(in millions)
VOBA:
Balance at January 1, 2007	$2,059.7	$442.4	—	$2,502.1
Amortization	(24.5)	(82.7)	—	(107.2)
Adjustment to unrealized gains on securities available for sale	(11.7)	(8.4)	—	(20.1)

Balance at December 31, 2007	$2,023.5	$351.3	—	$2,374.8

	Protection	Wealth Management	Corporate and Other	Consolidated
	(in millions)
VOBA:
Balance at January 1, 2006	$2,102.9	$533.4	—	$2,636.3
Amortization	(47.4)	(87.9)	—	(135.3)
Adjustment to unrealized gains on securities available for sale	4.2	(3.1)	—	1.1

Balance at December 31, 2006	$2,059.7	$442.4	—	$2,502.1

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 – Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder (traditional variable annuities). The Company also issues variable life insurance and variable annuity contracts which contain certain guarantees (variable contracts with guarantees) which are discussed more fully below.

During 2007 and 2006, there were no gains or losses on transfers of assets from the general account to the separate account. The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported on the Consolidated Balance Sheets as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue and changes in liabilities for minimum guarantees are included in policyholder benefits in the Company’s Consolidated Statements of Income.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force. At December 31, 2007 and December 31, 2006, the Company had the following variable life insurance contracts with guarantees.

	December 31, 2007	December 31, 2006
	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account values	$7,311.9	$7,078.6
Net amount at risk related to deposits	55.8	88.6
Average attained age of contract holders	46	45

The variable annuity contracts are issued through separate accounts and the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary or (d) a combination benefit of (b) and (c) above. Most business issued after May 2003 has a proportional reduction in the amount guaranteed for partial withdrawal instead of a dollar-for-dollar reduction. These variable annuity contract guarantees include benefits that are payable in the event of death, annuitization, or systematic withdrawal.

For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit (GMDB) in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization (guaranteed minimum income benefit or GMIB), the net amount at risk is defined as the excess of the current annuitization income base over the current account value. At December 31, 2007 and December 31, 2006, the Company had the following variable annuity contracts with guarantees. (Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive).

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 – Certain Separate Accounts – (continued)

	December 31, 2007	December 31, 2006
	(in millions, except for ages and percents)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$2,310.0	$2,726.1
Net amount at risk	29.7	40.7
Average attained age of contract holders	65	65

Return of net deposits plus a minimum return
In the event of death
Account value	$679.1	$824.3
Net amount at risk	157.0	160.3
Average attained age of contract holders	66	66
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$780.1	$917.9
Net amount at risk	47.4	57.1
Average attained age of contract holders	63	64
Guaranteed Minimum Income Benefit
Account value	$194.4	$211.5
Net amount at risk	17.4	17.9
Average attained age of contract holders	60	60

Account balances of variable contracts with guarantees invest in various separate accounts with the following characteristics:

	December 31, 2007	December 31, 2006
	(in millions)
Type of Fund
Domestic Equity	$6,007.9	$6,122.6
International Equity	1,029.1	923.7
Balanced	2,040.5	2,328.6
Bonds	1,356.8	1,492.9
Money Market	665.4	659.1

Total	$11,099.7	$11,526.9

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 – Certain Separate Accounts – (continued)

The GMDB on life and annuity contracts and the GMIB on annuity contracts are valued in accordance with Statement of Position 03-1—Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account as of December 31, 2007 and 2006, respectively:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Totals
	(in millions)
Balance at January 1, 2007	$46.9	$3.1	$50.0
Incurred guarantee benefits	0.5	—	0.5
Other reserve changes	4.0	0.6	4.6

Balance at December 31, 2007	$51.4	$3.7	$55.1

Balance at January 1, 2006	$41.0	$2.4	$43.4
Incurred guarantee benefits	(0.1)	0.7	0.6
Other reserve changes	6.0	—	6.0

Balance at December 31, 2006	$46.9	$3.1	$50.0

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2007 and 2006.

•	Data used included stochastically generated investment performance scenarios.

•

Life products used purchase GAAP mortality, lapse, mean investment performance, and discount rate assumptions included in the related deferred acquisition cost (DAC) and value of business acquired (VOBA) models which varied by product.

•	Mean return and volatility assumptions have been determined for each of the asset classes noted above.

•	Annuity mortality for 2007 was based on the 1994 MGDB table multiplied by factors varied by rider types and qualified and non-qualified business. 2006 was assumed to be 100% of the Annuity 2000 table.

•	Annuity base lapse rates vary by contract type and duration and range from 1% to 25%.

•	Annuity discount rate was 6.5% which is consistent with the VOBA models.

The GMIB reserve held is equal to the accumulation of fees collected on this rider. This method of approximation is deemed acceptable since only 5% of the business or $194.4 million of account value has this rider.

JOHN HANCOCK LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 18 – Share Based Payments

The Company participates in the stock compensation plans of Manulife. The Company uses the Black-Scholes-Merton option pricing model to estimate the value of stock options granted to employees. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. generally accepted accounting principles, is recorded in the accounts of the Company in other operating costs and expenses.

Stock Options (ESOP)

Under Manulife’s Executive Stock Option Plan (“ESOP”), stock options are granted to selected individuals. Options provide the holder with the right to purchase common shares at an exercise price equal to the closing market price of Manulife’s common shares on the Toronto Stock Exchange on the business day immediately preceding the date the options were granted. The options vest over a period not exceeding four years and expire not more than 10 years from the grant date. A total of 73.6 million common shares have been reserved for issuance under the ESOP.

Manulife grants Deferred Share Units (“DSUs”) under the ESOP and the Stock Plan for Non-Employee Directors. Under the ESOP, the holder is entitled to receive cash payment equal to the value of the same number of common shares plus credited dividends on retirement or termination of employment. These DSUs vested over a three-year period and each DSU entitles the holder to receive one common share on retirement or termination of employment. When dividends are paid on Manulife’s common shares, holders of DSUs are deemed to receive dividends at the same rate, payable in the form of additional DSUs. Under the Stock Plan for Non-Employee Directors, each eligible director may elect to receive his or her annual director’s retainer and fees in DSUs or common shares in lieu of cash. Upon termination of board service, an eligible director who has elected to receive DSUs will be entitled to receive cash equal to the value of the DSUs accumulated in his or her account or, at his or her direction, an equivalent number of common shares. A total of one million common shares of Manulife have been reserved for issuance under the Stock Plan for Non-Employee Directors. In 2007, 2006 and 2005, 191,000, 181,000, and 181,400 DSUs were issued to certain employees who elected to defer receipt of all or part of their annual bonus. Also in 2007 and 2006, 260,000 and 720,000, DSUs were issued to certain employees who elected to defer payment of all or part of their 2004 restricted share units. Restricted share units are discussed below. The DSUs issued in 2007, 2006 and 2005 vested immediately upon grant. The Company recorded compensation expense for stock options granted of $1.9 million, $1.5 million, and $6.1 million for the years ended December 31, 2007, 2006, and 2005.

Global Share Ownership Plan (GSOP)

Effective January 1, 2001, Manulife established the Global Share Ownership Plan (“GSOP”) for its eligible employees and the Stock Plan for Non-Employee Directors. Under the GSOP, qualifying employees can choose to have up to 5% of their annual base earnings applied toward the purchase of common shares of Manulife. Subject to certain conditions, Manulife will match a percentage of the employee’s eligible contributions to certain maximums. Manulife’s contributions vest immediately. All contributions are used by the GSOP’s trustee to purchase common shares in the open market.

Restricted Share Unit Plan (RSU)

In 2003, Manulife established the Restricted Share Unit (“RSU”) Plan. For the year ended December 31, 2007, 2006 and 2005, 1.5 million, 1.6 million and 1.8 million RSUs were granted to certain eligible employees under this plan. For the years ended December 31, 2007, 2006, and 2005 the Company granted 0.3 million, 0.3 million, and 0.4 million RSUs to certain eligible employees. RSUs represent phantom common shares of Manulife that entitle a participant to receive payment equal to the market value of the same number of common shares, plus credited dividends, at the time the RSUs vest. RSUs vest three years from the grant date, subject to performance conditions, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company’s compensation expense related to RSUs was $11.5 million, $8.2 million, and $4.6 million for the years ended December 31, 2007, 2006, and 2005.

John Hancock Variable Life Account UV of John Hancock Life Insurance

Company

Audited Financial Statements

Year ended December 31, 2007 with Report of Independent Registered Public

Accounting Firm

John Hancock Variable Life Account UV of John Hancock Life Insurance Company

Audited Financial Statements

Year ended December 31, 2007

Report of Independent Registered Public Accounting Firm

To the Contract Owners of

John Hancock Variable Life Account UV of John Hancock Life Insurance Company

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Variable Life Account UV (the “Account”), comprised of the following sub-accounts:

500 Index Trust B	Large Cap Trust
Active Bond Trust	Large Cap Value Trust
All Cap Core Trust	Lifestyle Aggressive Trust
All Cap Growth Trust	Lifestyle Balanced Trust
All Cap Value Trust	Lifestyle Conservative Trust
American Blue Chip Income and Growth Trust	Lifestyle Growth Trust
American Bond Trust	Lifestyle Moderate Trust
American Growth Trust	Managed Trust
American Growth-Income Trust	Mid Cap Index Trust
American International Trust	Mid Cap Stock Trust
Blue Chip Growth Trust	Mid Cap Value Trust
Capital Appreciation Trust	Mid Value Trust
Classic Value Trust	Money Market Trust B
Core Equity Trust	Natural Resources Trust
Dynamic Growth Trust	Overseas Equity Trust
Emerging Growth Trust	Pacific Rim Trust
Emerging Markets Value Trust	Quantitative All Cap Trust
Emerging Small Company Trust	Quantitative Mid Cap Trust
Equity-Income Trust	Quantitative Value Trust
Financial Services Trust	Real Estate Securities Trust
Fundamental Value Trust	Real Return Bond Trust
Global Bond Trust	Science & Technology Trust
Global Trust	Short-Term Bond Trust
Growth & Income Trust	Small Cap Growth Trust
Health Sciences Trust	Small Cap Index Trust
High Yield Trust	Small Cap Opportunities Trust
International Core Trust	Small Cap Trust
International Equity Index Trust B	Small Cap Value Trust
International Opportunities Trust	Small Company Value Trust
International Small Cap Trust	Strategic Bond Trust
International Value Trust	Strategic Income Trust
Investment Quality Bond Trust	Total Bond Market Trust B

Total Return Trust	Value Trust
Total Stock Market Index Trust	All Asset Portfolio
U.S. Core Trust	Brandes International Equity Trust
U.S. Global Leaders Growth Trust	Business Opportunity Value Trust
U.S. Government Securities Trust	CSI Equity Trust
U.S. Large Cap Trust	Frontier Capital Appreciation Trust
Utilities Trust	Turner Core Growth Trust

as of December 31, 2007, the related statements of operations and changes in contract owners’ equity for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of John Hancock Variable Life Account UV at December 31, 2007, the results of their operations and the changes in their contract owners’ equity for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Toronto, Canada	Chartered Accountants
April 15, 2008	Licensed Public Accountants

John Hancock Variable Life Account UV

Statements of Assets and Contract Owners’ Equity

December 31, 2007

Assets
Investments at fair value:
Sub-Account invested in John Hancock Trust portfolios:
500 Index Trust B - 5,696,803 shares (cost $81,523,151)	$105,447,816
Active Bond Trust - 11,108,734 shares (cost $106,607,372)	104,422,103
All Cap Core Trust - 880 shares (cost $16,011)	17,458
All Cap Growth Trust - 908 shares (cost $16,290)	18,155
All Cap Value Trust - 2,723 shares (cost $29,290)	22,169
American Blue Chip Income and Growth Trust - 336 shares (cost $5,769)	4,998
American Bond Trust	—
American Growth Trust - 21,593 shares (cost $499,988)	467,497
American Growth-Income Trust - 3,028 shares (cost $57,026)	59,146
American International Trust - 2,792 shares (cost $68,354)	74,566
Blue Chip Growth Trust - 2,862,662 shares (cost $45,940,787)	62,005,252
Capital Appreciation Trust - 3,379,742 shares (cost $30,240,763)	34,000,206
Classic Value Trust - 14,524 shares (cost $214,348)	177,776
Core Equity Trust - 795 shares (cost $11,878)	10,535
Dynamic Growth Trust - 734 shares (cost $4,638)	4,851
Emerging Growth Trust - 13,489 shares (cost $185,215)	130,030
Emerging Markets Value Trust - 6,788 shares (cost $99,489)	98,831
Emerging Small Company Trust - 158 shares (cost $4,492)	3,889
Equity-Income Trust - 2,881,305 shares (cost $46,420,595)	47,339,834
Financial Services Trust - 12,814 shares (cost $195,103)	186,183
Fundamental Value Trust - 7,516 shares (cost $122,548)	123,642
Global Bond Trust - 144,176 shares (cost $2,158,692)	2,185,715
Global Trust - 6,528 shares (cost $115,631)	116,857
Growth & Income Trust - 16,459,528 shares (cost $225,879,366)	208,542,222
Health Sciences Trust - 26,476 shares (cost $394,812)	400,319
High Yield Trust - 133,757 shares (cost $1,319,499)	1,265,337
International Core Trust - 16,520 shares (cost $258,013)	237,227
International Equity Index Trust B - 1,318,759 shares (cost $21,856,661)	27,773,074
International Opportunities Trust - 4,693 shares (cost $80,052)	82,879
International Small Cap Trust - 7,132 shares (cost $158,867)	133,586
International Value Trust - 61,509 shares (cost $1,067,695)	1,049,352
Investment Quality Bond Trust - 14,941 shares (cost $174,100)	168,536
Large Cap Trust - 126 shares (cost $1,896)	1,810
Large Cap Value Trust - 12,504 shares (cost $291,294)	279,850
Lifestyle Aggressive Trust - 52,570 shares (cost $564,278)	569,332
Lifestyle Balanced Trust - 306,103 shares (cost $4,131,757)	4,175,251
Lifestyle Conservative Trust - 932 shares (cost $11,895)	12,148
Lifestyle Growth Trust - 297,193 shares (cost $4,051,576)	4,095,317
Lifestyle Moderate Trust - 18,826 shares (cost $247,409)	244,922
Managed Trust - 6,416,003 shares (cost $86,754,004)	81,354,916
Mid Cap Index Trust - 14,922 shares (cost $268,167)	259,787
Mid Cap Stock Trust - 1,150,012 shares (cost $15,771,627)	18,434,696
Mid Cap Value Trust - 2,376 shares (cost $38,460)	30,436
Mid Value Trust - 878,148 shares (cost $10,335,870)	9,361,056
Money Market Trust B - 21,136,156 shares (cost $21,136,156)	21,136,157
Natural Resources Trust - 14,510 shares (cost $438,771)	415,426
Overseas Equity Trust - 3,763,997 shares (cost $38,619,973)	52,357,204

John Hancock Variable Life Account UV

Statements of Assets and Contract Owners’ Equity

December 31, 2007

Assets (continued)
Investments at fair value:
Sub-Account invested in John Hancock Trust portfolios:
Pacific Rim Trust - 8,149 shares (cost $100,046)	$85,729
Quantitative All Cap Trust - 999 shares (cost $16,835)	15,377
Quantitative Mid Cap Trust - 7,301 shares (cost $82,335)	62,864
Quantitative Value Trust - 10 shares (cost $145)	127
Real Estate Securities Trust - 1,733,975 shares (cost $32,689,926)	21,397,258
Real Return Bond Trust - 6,927 shares (cost $91,947)	92,960
Science & Technology Trust - 6,258 shares (cost $75,215)	93,123
Short-Term Bond Trust - 672,667 shares (cost $6,791,599)	6,349,977
Small Cap Growth Trust - 1,247,727 shares (cost $11,393,615)	12,901,497
Small Cap Index Trust - 46,338 shares (cost $706,548)	657,995
Small Cap Opportunities Trust - 204 shares (cost $4,732)	4,196
Small Cap Trust - 1,361 shares (cost $18,108)	15,816
Small Cap Value Trust - 90,486 shares (cost $1,671,067)	1,463,159
Small Company Value Trust - 3,429 shares (cost $76,078)	62,443
Strategic Bond Trust - 11,354 shares (cost $131,031)	123,532
Strategic Income Trust - 303 shares (cost $4,130)	4,160
Total Bond Market Trust B - 1,661,145 shares (cost $16,720,397)	16,329,053
Total Return Trust - 26,354 shares (cost $359,176)	365,795
Total Stock Market Index Trust - 58,623 shares (cost $677,064)	760,927
U.S. Core Trust - 122 shares (cost $2,535)	2,361
U.S. Global Leaders Growth Trust - 1,540 shares (cost $20,136)	20,734
U.S. Government Securities Trust - 1,374 shares (cost $18,291)	17,570
U.S. Large Cap Trust - 120 shares (cost $1,984)	1,911
Utilities Trust - 30,733 shares (cost $458,690)	440,090
Value Trust - 978 shares (cost $20,554)	16,973
Sub-accounts invested in Outside Trust Portfolios:
All Asset Portfolio - 3,214 shares (cost $37,852)	$37,766
Brandes International Equity Trust - 354,700 shares (cost $6,087,341)	6,544,217
Business Opportunity Value Trust - 5,443 shares (cost $67,016)	65,919
CSI Equity Trust - 140,449 shares (cost $2,024,111)	2,203,648
Frontier Capital Appreciation Trust - 109,236 shares (cost $2,318,330)	2,702,494
Turner Core Growth Trust - 30,717 shares (cost $499,361)	599,601

$862,737,621

John Hancock Variable Life Account UV

Statements of Assets and Contract Owners’ Equity

December 31, 2007

Assets (continued)
Investments at fair value:
Policy Loans
Active Bond Trust	$13,240,807
Blue Chip Growth Trust	3,003,662
Growth & Income Trust	34,380,259
International Equity Index Trust B	515,912
Managed Trust	12,667,867
Money Market Trust B	2,354,854
Real Estate Securities Trust	881,661

67,045,022
Total assets	$929,782,643

Contract Owners’ Equity
Variable universal life insurance contracts	$929,782,643

See accompanying notes.

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B		Active Bond Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$3,144,436	$1,049,005	$9,219,638	$2,806,208
Interest on policy loans	—	—	977,102	965,441

Total Investment Income	3,144,436	1,049,005	10,196,740	3,771,649
Expenses:
Mortality and expense risk	609,838	539,583	551,402	543,735

Net investment income (loss)	2,534,598	509,422	9,645,338	3,227,914

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gain (loss)	1,137,366	853,707	(78,182)	(125,592)

Realized gains (losses)	1,137,366	853,707	(78,182)	(125,592)
Unrealized appreciation (depreciation) during the period	1,065,677	11,750,794	(5,038,913)	1,868,822

Net increase (decrease) in assets from operations	4,737,641	13,113,923	4,528,243	4,971,144

Changes from principal transactions:
Transfer of net premiums	2,241,075	2,316,617	3,349,267	3,604,651
Transfer on terminations	(3,163,325)	(3,961,912)	(6,651,631)	(7,135,941)
Transfer on policy loans	(419,802)	(262,717)	(224,580)	(167,260)
Net interfund transfers	140,825	736,080	(185,559)	(319,520)
Net change in policy loans	—	—	149,899	—

Net increase (decrease) in assets from principal transactions	(1,201,227)	(1,171,932)	(3,562,604)	(4,018,070)

Total increase (decrease) in assets	3,536,414	11,941,991	965,639	953,074
Assets, beginning of period	101,911,402	89,969,411	116,697,271	115,744,197

Assets, end of period	$105,447,816	$101,911,402	$117,662,910	$116,697,271

See accompanying notes.

Sub-Account
All Asset Portfolio		All Cap Core Trust		All Cap Growth Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$2,938	$1,970	$256	$1,709	$74	—
—	—	—	—	—	—

2,938	1,970	256	1,709	74	—

239	215	103	550	—	43

2,699	1,755	153	1,159	74	(43)

—	102	—	—	—	—
475	(2)	25	17,810	14,466	31

475	100	25	17,810	14,466	31
149	(401)	159	(8,684)	(3,916)	6,961

3,323	1,454	337	10,285	10,624	6,949

5,903	1,561	1,827	1,579	—	6,387
(12,144)	(499)	(167)	(659)	(2,160)	(1,806)
—	—	—	—	—	—
—	1,013	(1)	(207,759)	(100,658)	—
—	—	—	—	—	—

(6,241)	2,075	1,659	(206,839)	(102,818)	4,581

(2,918)	3,529	1,996	(196,554)	(92,194)	11,530
40,684	37,155	15,462	212,016	110,349	98,819

$37,766	$40,684	$17,458	$15,462	$18,155	$110,349

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Value Trust		American Blue Chip Income and Growth Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$1,436	$152	$114	$4
Interest on policy loans	—	—	—	—

Total Investment Income	1,436	152	114	4
Expenses:
Mortality and expense risk	669	496	—	—

Net investment income (loss)	767	(344)	114	4

Realized gains (losses) on investments:
Capital gain distributions	15,845	3,183	780	15
Net realized gain (loss)	12,012	(281)	73	44

Realized gains (losses)	27,857	2,902	853	59
Unrealized appreciation (depreciation) during the period	(12,388)	5,265	(975)	195

Net increase (decrease) in assets from operations	16,236	7,823	(8)	258

Changes from principal transactions:
Transfer of net premiums	6,139	6,820	3,736	3,927
Transfer on terminations	(6,207)	(1,302)	(1,628)	(1,851)
Transfer on policy loans	—	—	—	—
Net interfund transfers	(147,837)	140,270	—	133
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	(147,905)	145,788	2,108	2,209

Total increase (decrease) in assets	(131,669)	153,611	2,100	2,467
Assets, beginning of period	153,838	227	2,898	431

Assets, end of period	$22,169	$153,838	$4,998	$2,898

(q)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
American Bond Trust		American Growth Trust		American Growth-Income Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (q)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

—	—	$5,490	$364	$1,729	$402
—	—	—	—	—	—

—	—	5,490	364	1,729	402

—	—	561	104	—	—

—	—	4,929	260	1,729	402

—	—	45,379	774	2,598	43
8	1	36,168	154	(7,355)	177

8	1	81,547	928	(4,757)	220
(5)	5	(46,804)	14,368	(2,683)	4,809

3	6	39,672	15,556	(5,711)	5,431

135	(15)	53,153	40,835	32,439	19,927
(29)	(39)	(20,752)	(13,730)	(10,383)	(7,529)
—	—	—	—	—	—
(191)	130	(4,752)	348,397	(9,709)	33,074
—	—	—	—	—	—

(85)	76	27,649	375,502	12,347	45,472

(82)	82	67,321	391,058	6,636	50,903
82	—	400,176	9,118	52,510	1,607

—	$82	$467,497	$400,176	$59,146	$52,510

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American International Trust		Blue Chip Growth Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$2,426	$183	$484,366	$132,502
Interest on policy loans	—	—	225,240	314,236

Total Investment Income	2,426	183	709,606	446,738
Expenses:
Mortality and expense risk	112	72	356,564	323,325

Net investment income (loss)	2,314	111	353,042	123,413

Realized gains (losses) on investments:
Capital gain distributions	6,519	211	—	—
Net realized gain (loss)	9,185	1,822	1,055,409	621,759

Realized gains (losses)	15,704	2,033	1,055,409	621,759
Unrealized appreciation (depreciation) during the period	(2,367)	8,566	5,582,111	4,218,627

Net increase (decrease) in assets from operations	15,651	10,710	6,990,562	4,963,799

Changes from principal transactions:
Transfer of net premiums	16,444	15,143	3,438,015	3,936,072
Transfer on terminations	(7,820)	(7,451)	(4,421,047)	(4,496,794)
Transfer on policy loans	—	—	(652,174)	(555,205)
Net interfund transfers	(54,957)	85,665	242,912	(953,133)
Net change in policy loans	—	—	129,981	—

Net increase (decrease) in assets from principal transactions	(46,333)	93,357	(1,262,313)	(2,069,060)

Total increase (decrease) in assets	(30,682)	104,067	5,728,249	2,894,739
Assets, beginning of period	105,248	1,181	59,280,665	56,385,926

Assets, end of period	$74,566	$105,248	$65,008,914	$59,280,665

See accompanying notes.

Sub-Account
Brandes International Equity Trust		Business Opportunity Value Trust		Capital Appreciation Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$132,757	$77,305	$429	$238	$125,144	—
—	—	—	—	—	—

132,757	77,305	429	238	125,144	—

34,418	29,154	—	17	186,558	114,329

98,339	48,151	429	221	(61,414)	(114,329)

885,026	475,701	5,241	3,673	134,092	5,634
97,512	41,141	173	(11)	117,814	(45,384)

982,538	516,842	5,414	3,662	251,906	(39,750)
(629,871)	695,065	(2,636)	2,008	3,208,188	552,499

451,006	1,260,058	3,207	5,891	3,398,680	398,420

123,168	161,852	10,554	18,640	1,741,001	1,175,273
(113,178)	(163,626)	(3,239)	(2,595)	(1,226,111)	27,678,679
—	—	—	—	(315,181)	(153,244)
(103,919)	234,471	617	3,317	(384,079)	1,634,883
—	—	—	—	—	—

(93,929)	232,697	7,932	19,362	(184,370)	30,335,591

357,077	1,492,755	11,139	25,253	3,214,310	30,734,011
6,187,140	4,694,385	54,780	29,527	30,785,896	51,885

$6,544,217	$6,187,140	$65,919	$54,780	$34,000,206	$30,785,896

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Classic Value Trust		Core Equity Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$3,396	$2,034	$3	—
Interest on policy loans	—	—	—	—

Total Investment Income	3,396	2,034	3	—
Expenses:
Mortality and expense risk	792	713	—	1

Net investment income (loss)	2,604	1,321	3	(1)

Realized gains (losses) on investments:
Capital gain distributions	22,548	3,838	776	221
Net realized gain (loss)	1,985	9,748	6	(8)

Realized gains (losses)	24,533	13,586	782	213
Unrealized appreciation (depreciation) during the period	(55,991)	18,794	(1,429)	86

Net increase (decrease) in assets from operations	(28,854)	33,701	(644)	298

Changes from principal transactions:
Transfer of net premiums	36,014	19,109	7,262	1,488
Transfer on terminations	(41,785)	(6,003)	(1,709)	(852)
Transfer on policy loans	—	—	—	—
Net interfund transfers	(921)	51,097	1,313	3,364
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	(6,692)	64,203	6,866	4,000

Total increase (decrease) in assets	(35,546)	97,904	6,222	4,298
Assets, beginning of period	213,322	115,418	4,313	15

Assets, end of period	$177,776	$213,322	$10,535	$4,313

See accompanying notes.

Sub-Account
CSI Equity Trust		Dynamic Growth Trust		Emerging Growth Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$20,099	$20,746	—	—	$206	—
—	—	—	—	—	—

20,099	20,746	—	—	206	—

—	—	—	—	698	507

20,099	20,746	—	—	(492)	(507)

194,427	14,192	—	—	34,301	31,184
419,354	16,272	376	22	(744)	(427)

613,781	30,464	376	22	33,557	30,757
(419,499)	337,416	20	193	(29,698)	(25,493)

214,381	388,626	396	215	3,367	4,757

217,776	287,975	3,071	3,163	15,534	15,791
(60,569)	(61,697)	(2,628)	(2,026)	(1,511)	(1,204)
—	—	—	—	—	—
(989,663)	262,682	—	2,142	1	93,170
—	—	—	—	—	—

(832,456)	488,960	443	3,279	14,024	107,757

(618,075)	877,586	839	3,494	17,391	112,514
2,821,723	1,944,137	4,012	518	112,639	125

$2,203,648	$2,821,723	$4,851	$4,012	$130,030	$112,639

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Emerging Markets Value Trust	Emerging Small Company Trust
	Year Ended Dec. 31/07 (m)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$627	—	—
Interest on policy loans	—	—	—

Total Investment Income	627	—	—
Expenses:
Mortality and expense risk	158	—	—

Net investment income (loss)	469	—	—

Realized gains (losses) on investments:
Capital gain distributions	2,053	863	129
Net realized gain (loss)	127	(134)	(46)

Realized gains (losses)	2,180	729	83
Unrealized appreciation (depreciation) during the period	(658)	(441)	(162)

Net increase (decrease) in assets from operations	1,991	288	(79)

Changes from principal transactions:
Transfer of net premiums	4,706	1,082	942
Transfer on terminations	(607)	(949)	(833)
Transfer on policy loans	(617)	—	—
Net interfund transfers	93,358	—	3,421
Net change in policy loans	—	—	—

Net increase (decrease) in assets from principal transactions	96,840	133	3,530

Total increase (decrease) in assets	98,831	421	3,451
Assets, beginning of period	—	3,468	17

Assets, end of period	$98,831	$3,889	$3,468

(m)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

See accompanying notes.

Sub-Account
Equity-Income Trust		Financial Services Trust		Frontier Capital Appreciation Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$1,439,859	$655,247	$2,688	$388	—	—
—	—	—	—	—	—

1,439,859	655,247	2,688	388	—	—

267,306	237,507	712	464	14,428	12,257

1,172,553	417,740	1,976	(76)	(14,428)	(12,257)

5,467,581	2,606,657	28,720	2	243,884	221,251
340,648	218,005	2,373	1,292	23,773	29,383

5,808,229	2,824,662	31,093	1,294	267,657	250,634
(5,637,455)	4,031,153	(47,124)	31,412	21,833	46,188

1,343,327	7,273,555	(14,055)	32,630	275,062	284,565

1,839,251	2,241,818	15,167	15,635	53,374	409,464
(2,121,870)	(2,379,856)	(7,785)	(7,723)	(42,177)	(37,166)
(447,069)	(286,928)	(510)	(262)	—	—
73,117	(365,647)	4,065	91,871	(7,135)	(18,980)
—	—	—	—	—	—

(656,571)	(790,613)	10,937	99,521	4,062	353,318

686,756	6,482,942	(3,118)	132,151	279,124	637,883
46,653,078	40,170,136	189,301	57,150	2,423,370	1,785,487

$47,339,834	$46,653,078	$186,183	$189,301	$2,702,494	$2,423,370

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Fundamental Value Trust		Global Bond Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$1,568	$213	$156,937	—
Interest on policy loans	—	—	—	—

Total Investment Income	1,568	213	156,937	—
Expenses:
Mortality and expense risk	183	71	10,793	11,370

Net investment income (loss)	1,385	142	146,144	(11,370)

Realized gains (losses) on investments:
Capital gain distributions	2,952	815	—	27,364
Net realized gain (loss)	601	51	(6,834)	(21,634)

Realized gains (losses)	3,553	866	(6,834)	5,730
Unrealized appreciation (depreciation) during the period	(2,080)	2,474	45,036	102,882

Net increase (decrease) in assets from operations	2,858	3,482	184,346	97,242

Changes from principal transactions:
Transfer of net premiums	18,849	15,247	214,116	254,267
Transfer on terminations	(5,378)	(4,335)	(182,282)	(218,838)
Transfer on policy loans	—	—	(32,625)	(9,247)
Net interfund transfers	75,666	4,445	(78,735)	(127,917)
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	89,137	15,357	(79,526)	(101,735)

Total increase (decrease) in assets	91,995	18,839	104,820	(4,493)
Assets, beginning of period	31,647	12,808	2,080,895	2,085,388

Assets, end of period	$123,642	$31,647	$2,185,715	$2,080,895

(d)	Renamed on May 1, 2006. Formerly known as Growth & Income II Trust.

See accompanying notes.

Sub-Account
Global Trust		Growth & Income Trust		Health Sciences Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (d)	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$2,750	$1,500	$3,768,911	$1,073,233	—	—
—	—	2,522,064	2,454,540	—	—

2,750	1,500	6,290,975	3,527,773	—	—

—	29	1,082,605	1,030,026	507	297

2,750	1,471	5,208,370	2,497,747	(507)	(297)

6,645	—	19,469,705	11,328,069	68,477	17,400
695	6,287	(3,602,499)	(5,116,177)	4,810	4,476

7,340	6,287	15,867,206	6,211,892	73,287	21,876
(8,536)	9,760	(11,016,178)	16,969,585	(20,414)	2,889

1,554	17,518	10,059,398	25,679,224	52,366	24,468

9,489	13,536	11,390,387	12,853,698	49,695	54,001
(2,892)	(3,205)	(20,625,736)	(21,030,659)	(21,541)	(33,818)
—	—	(1,833,886)	(1,595,884)	(336)	(762)
26,547	54,017	(912,004)	(2,347,014)	31,961	78,549
—	—	779,152	—	—	—

33,144	64,348	(11,202,087)	(12,119,859)	59,779	97,970

34,698	81,866	(1,142,689)	13,559,365	112,145	122,438
82,159	293	244,065,170	230,505,805	288,174	165,736

$116,857	$82,159	$242,922,481	$244,065,170	$400,319	$288,174

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	High Yield Trust		International Core Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (b)
Income:
Dividend income distribution	$163,596	$74,850	$3,572	$26
Interest on policy loans	—	—	—	—

Total Investment Income	163,596	74,850	3,572	26
Expenses:
Mortality and expense risk	5,083	4,918	277	12

Net investment income (loss)	158,513	69,932	3,295	14

Realized gains (losses) on investments:
Capital gain distributions	—	—	22,069	196
Net realized gain (loss)	7,620	10,171	562	79

Realized gains (losses)	7,620	10,171	22,631	275
Unrealized appreciation (depreciation) during the period	(150,905)	32,494	(25,049)	4,230

Net increase (decrease) in assets from operations	15,228	112,597	877	4,519

Changes from principal transactions:
Transfer of net premiums	93,496	144,231	19,171	2,985
Transfer on terminations	(104,078)	(116,094)	(3,937)	(2,022)
Transfer on policy loans	(13,202)	(8,352)	—	—
Net interfund transfers	38,506	(36,896)	156,089	58,936
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	14,722	(17,111)	171,323	59,899

Total increase (decrease) in assets	29,950	95,486	172,200	64,418
Assets, beginning of period	1,235,387	1,139,901	65,027	609

Assets, end of period	$1,265,337	$1,235,387	$237,227	$65,027

(b)	Renamed on May 1, 2006. Formerly known as International Stock Trust.

See accompanying notes.

Sub-Account
International Equity Index Trust B		International Opportunities Trust		International Small Cap Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$1,361,943	$176,093	$1,175	$134	$3,593	$127
39,103	35,398	—	—	—	—

1,401,046	211,491	1,175	134	3,593	127

157,562	119,952	118	98	309	107

1,243,484	91,539	1,057	36	3,284	20

2,634,256	172,216	13,315	1,077	33,378	—
1,250,807	598,369	1,632	37	1,478	213

3,885,063	770,585	14,947	1,114	34,856	213
(1,348,162)	4,071,178	(3,037)	3,792	(34,282)	8,911

3,780,385	4,933,302	12,967	4,942	3,858	9,144

879,898	869,777	9,547	4,095	14,364	11,870
(1,686,703)	(2,017,928)	(4,072)	(1,877)	(4,718)	(3,280)
(190,653)	(153,062)	—	—	—	—
(152,123)	2,854,219	2,316	43,457	32,810	65,967
32,969	—	—	—	—	—

(1,116,612)	1,553,006	7,791	45,675	42,456	74,557

2,663,773	6,486,308	20,758	50,617	46,314	83,701
25,625,213	19,138,905	62,121	11,504	87,272	3,571

$28,288,986	$25,625,213	$82,879	$62,121	$133,586	$87,272

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Value Trust		Investment Quality Bond Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$34,587	$5,471	$15,833	$8,834
Interest on policy loans	—	—	—	—

Total Investment Income	34,587	5,471	15,833	8,834
Expenses:
Mortality and expense risk	2,509	1,158	—	—

Net investment income (loss)	32,078	4,313	15,833	8,834

Realized gains (losses) on investments:
Capital gain distributions	113,710	12,855	—	—
Net realized gain (loss)	13,638	620	(901)	(120)

Realized gains (losses)	127,348	13,475	(901)	(120)
Unrealized appreciation (depreciation) during the period	(109,999)	75,787	(4,723)	(2,903)

Net increase (decrease) in assets from operations	49,427	93,575	10,209	5,811

Changes from principal transactions:
Transfer of net premiums	36,313	22,071	6,093	6,103
Transfer on terminations	(54,355)	(5,659)	(5,595)	(5,236)
Transfer on policy loans	—	—	—	—
Net interfund transfers	538,315	115,114	(16,406)	21,199
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	520,273	131,526	(15,908)	22,066

Total increase (decrease) in assets	569,700	225,101	(5,699)	27,877
Assets, beginning of period	479,652	254,551	174,235	146,358

Assets, end of period	$1,049,352	$479,652	$168,536	$174,235

(c)	Terminated as investment option and funds transferred to Capital Appreciation Trust on May 1, 2006.

See accompanying notes.

Sub-Account
Large Cap Growth Trust	Large Cap Trust		Large Cap Value Trust
Year Ended Dec. 31/06 (c)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$139,238	$21	$20	$2,274	$859
—	—	—	—	—

139,238	21	20	2,274	859

56,518	—	—	234	297

82,720	21	20	2,040	562

—	133	114	12,399	13,919
2,450,835	(73)	(67)	377	(8,279)

2,450,835	60	47	12,776	5,640
(1,904,820)	(172)	85	(16,871)	1,353

628,735	(91)	152	(2,055)	7,555

796,283	1,023	781	20,479	32,694
(29,148,032)	(589)	(474)	(1,374)	(6,179)
(44,625)	(105)	(4,009)	—	—
(1,941,618)	336	4,683	172,309	(65,525)
—	—	—	—	—

(30,337,992)	665	981	191,414	(39,010)

(29,709,257)	574	1,133	189,359	(31,455)
29,709,257	1,236	103	90,491	121,946

—	$1,810	$1,236	$279,850	$90,491

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Aggressive Trust		Lifestyle Balanced Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (e)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (f)
Income:
Dividend income distribution	$45,911	$1,264	$285,067	$63,169
Interest on policy loans	—	—	—	—

Total Investment Income	45,911	1,264	285,067	63,169
Expenses:
Mortality and expense risk	1,455	762	20,408	10,064

Net investment income (loss)	44,456	502	264,659	53,105

Realized gains (losses) on investments:
Capital gain distributions	11,110	3,345	6,817	73,813
Net realized gain (loss)	1,760	(1,306)	16,984	(2,205)

Realized gains (losses)	12,870	2,039	23,801	71,608
Unrealized appreciation (depreciation) during the period	(22,821)	27,881	(89,330)	114,115

Net increase (decrease) in assets from operations	34,505	30,422	199,130	238,828

Changes from principal transactions:
Transfer of net premiums	45,612	35,919	447,081	220,337
Transfer on terminations	(24,016)	(11,980)	(249,341)	(84,697)
Transfer on policy loans	—	—	(27,252)	(12,659)
Net interfund transfers	86,427	365,559	642,533	1,983,928
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	108,023	389,498	813,021	2,106,909

Total increase (decrease) in assets	142,528	419,920	1,012,151	2,345,737
Assets, beginning of period	426,804	6,884	3,163,100	817,363

Assets, end of period	$569,332	$426,804	$4,175,251	$3,163,100

(e)	Renamed on May 1, 2006. Formerly known as Lifestyle Aggressive 1000 Trust.
(f)	Renamed on May 1, 2006. Formerly known as Lifestyle Balanced 640 Trust.
(i)	Renamed on May 1, 2006. Formerly known as Lifestyle Conservative 280 Trust. Fund available in prior year but no activity.
(g)	Renamed on May 1, 2006. Formerly known as Lifestyle Growth 820 Trust.
(h)	Renamed on May 1, 2006. Formerly known as Lifestyle Moderate 460 Trust.

See accompanying notes.

Sub-Account
Lifestyle Conservative Trust		Lifestyle Growth Trust		Lifestyle Moderate Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (i)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (h)

$920	$9	$294,767	$94,126	$16,057	$4,051
—	—	—	—	—	—

920	9	294,767	94,126	16,057	4,051

—	—	17,295	10,835	820	589

920	9	277,472	83,291	15,237	3,462

30	—	18,620	106,855	359	3,958
2	6	34,116	(3,226)	2,322	98

32	6	52,736	103,629	2,681	4,056
(362)	615	(93,574)	93,276	(9,397)	4,950

590	630	236,634	280,196	8,521	12,468

1,472	981	559,053	355,559	9,382	7,225
(474)	(303)	(656,789)	(200,181)	(33,378)	(5,221)
—	—	(164,852)	(40,084)	(3,016)	—
10	9,242	1,028,922	1,622,364	108,913	55,948
—	—	—	—	—	—

1,008	9,920	766,334	1,737,658	81,901	57,952

1,598	10,550	1,002,968	2,017,854	90,422	70,420
10,550	—	3,092,349	1,074,495	154,500	84,080

$12,148	$10,550	$4,095,317	$3,092,349	$244,922	$154,500

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Managed Trust		Mid Cap Core Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/06 (o)
Income:
Dividend income distribution	$4,462,307	$1,242,079	$2,559
Interest on policy loans	976,528	962,622	—

Total Investment Income	5,438,835	2,204,701	2,559
Expenses:
Mortality and expense risk	536,543	536,898	58

Net investment income (loss)	4,902,292	1,667,803	2,501

Realized gains (losses) on investments:
Capital gain distributions	1,668,210	5,559,735	33,469
Net realized gain (loss)	(545,328)	(1,134,082)	(34,246)

Realized gains (losses)	1,122,882	4,425,653	(777)
Unrealized appreciation (depreciation) during the period	(3,941,194)	336,702	(387)

Net increase (decrease) in assets from operations	2,083,980	6,430,158	1,337

Changes from principal transactions:
Transfer of net premiums	6,579,284	6,778,044	19,731
Transfer on terminations	(10,454,051)	(10,450,811)	(2,110)
Transfer on policy loans	(791,881)	(1,194,432)	—
Net interfund transfers	(721,446)	(1,258,781)	(29,811)
Net change in policy loans	(169,558)	—	—

Net increase (decrease) in assets from principal transactions	(5,557,652)	(6,125,980)	(12,190)

Total increase (decrease) in assets	(3,473,672)	304,178	(10,853)
Assets, beginning of period	97,496,455	97,192,277	10,853

Assets, end of period	$94,022,783	$97,496,455	—

(o)	Terminated as investment option and funds transferred to Mid Cap Index Trust on December 4, 2006.

See accompanying notes.

Sub-Account
Mid Cap Index Trust		Mid Cap Stock Trust		Mid Cap Value Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$4,497	$898	$1,425	—	$332	$108
—	—	—	—	—	—

4,497	898	1,425	—	332	108

378	38	94,271	83,419	78	65

4,119	860	(92,846)	(83,419)	254	43

36,441	6,023	4,340,504	605,413	7,927	2,336
7,104	464	468,656	346,583	96	(723)

43,545	6,487	4,809,160	951,996	8,023	1,613
(22,152)	4,845	(1,270,495)	948,911	(8,680)	198

25,512	12,192	3,445,819	1,817,488	(403)	1,854

11,325	13,206	873,689	1,011,008	7,617	6,796
(12,428)	(5,411)	(1,381,927)	(1,089,025)	(3,527)	(2,858)
(260)	—	(364,875)	(282,196)	8	(1,935)
(142,518)	226,977	343,982	(291,290)	4,648	7,180
—	—	—	—	—	—

(143,881)	234,772	(529,131)	(651,503)	8,746	9,183

(118,369)	246,964	2,916,688	1,165,985	8,343	11,037
378,156	131,192	15,518,008	14,352,023	22,093	11,056

$259,787	$378,156	$18,434,696	$15,518,008	$30,436	$22,093

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Value Trust		Money Market Trust B
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$219,748	$36,302	$980,032	$883,990
Interest on policy loans	—	—	171,159	162,814

Total Investment Income	219,748	36,302	1,151,191	1,046,804
Expenses:
Mortality and expense risk	53,248	65,556	112,368	104,431

Net investment income (loss)	166,500	(29,254)	1,038,823	942,373

Realized gains (losses) on investments:
Capital gain distributions	2,030,895	917,380	—	—
Net realized gain (loss)	83,295	645,920	—	—

Realized gains (losses)	2,114,190	1,563,300	—	—
Unrealized appreciation (depreciation) during the period	(2,285,471)	575,429	—	—

Net increase (decrease) in assets from operations	(4,781)	2,109,475	1,038,823	942,373

Changes from principal transactions:
Transfer of net premiums	367,083	336,597	3,015,863	4,968,386
Transfer on terminations	(446,163)	(759,568)	(2,480,751)	(2,909,483)
Transfer on policy loans	(18,148)	(20,120)	(80,771)	(50,595)
Net interfund transfers	259,128	(3,623,171)	(373,289)	(1,063,582)
Net change in policy loans	—	—	35,426	—

Net increase (decrease) in assets from principal transactions	161,900	(4,066,262)	116,478	944,726

Total increase (decrease) in assets	157,119	(1,956,787)	1,155,301	1,887,099
Assets, beginning of period	9,203,937	11,160,724	22,335,710	20,448,611

Assets, end of period	$9,361,056	$9,203,937	$23,491,011	$22,335,710

See accompanying notes.

Sub-Account
Natural Resources Trust		Overseas Equity Trust		Pacific Rim Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$4,364	$897	$1,203,712	$380,154	$1,321	$1,109
—	—	—	—	—	—

4,364	897	1,203,712	380,154	1,321	1,109

1,238	897	291,420	250,650	67	2

3,126	—	912,292	129,504	1,254	1,107

144,875	28,311	6,042,139	1,450,235	19,286	—
21,648	798	613,906	370,182	6,200	(1,471)

166,523	29,109	6,656,045	1,820,417	25,486	(1,471)
(39,667)	6,348	(1,985,527)	5,648,018	(17,085)	(3,806)

129,982	35,457	5,582,810	7,597,939	9,655	(4,170)

45,837	16,915	518,358	589,721	28,386	69,227
(50,913)	(8,293)	(956,799)	(946,043)	(4,175)	(5,807)
(1,111)	—	(95,288)	(63,323)	—	—
(902)	141,825	52,315	91,530	14,390	(82,350)
—	—	—	—	—	—

(7,089)	150,447	(481,414)	(328,115)	38,601	(18,930)

122,893	185,904	5,101,396	7,269,824	48,256	(23,100)
292,533	106,629	47,255,808	39,985,984	37,473	60,573

$415,426	$292,533	$52,357,204	$47,255,808	$85,729	$37,473

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Quantitative All Cap Trust		Quantitative Mid Cap Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$192	$38	$333	—
Interest on policy loans	—	—	—	—

Total Investment Income	192	38	333	—
Expenses:
Mortality and expense risk	—	—	—	7

Net investment income (loss)	192	38	333	(7)

Realized gains (losses) on investments:
Capital gain distributions	2,105	197	11,582	5,870
Net realized gain (loss)	32	(25)	(975)	(130)

Realized gains (losses)	2,137	172	10,607	5,740
Unrealized appreciation (depreciation) during the period	(1,572)	142	(13,327)	(6,143)

Net increase (decrease) in assets from operations	757	352	(2,387)	(410)

Changes from principal transactions:
Transfer of net premiums	2,054	3,481	9,464	7,131
Transfer on terminations	(955)	(784)	(732)	(342)
Transfer on policy loans	—	—	—	—
Net interfund transfers	9,687	375	32,700	17,150
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	10,786	3,072	41,432	23,939

Total increase (decrease) in assets	11,543	3,424	39,045	23,529
Assets, beginning of period	3,834	410	23,819	290

Assets, end of period	$15,377	$3,834	$62,864	$23,819

(q)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Quantitative Value Trust		Real Estate Securities Trust		Real Return Bond Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (q)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$ 3	—	$680,883	$429,486	$6,721	$2,356
—	—	69,304	79,349	—	—

3	—	750,187	508,835	6,721	2,356

—	—	142,840	139,678	462	478

3	—	607,347	369,157	6,259	1,878

9	1	12,514,444	3,993,403	—	1,744
3	1	(489,790)	652,870	135	(55)

12	2	12,024,654	4,646,273	135	1,689
(22)	4	(16,458,084)	2,714,221	4,587	(3,587)

(7)	6	(3,826,083)	7,729,651	10,981	(20)

111	84	1,093,938	1,134,255	20,310	9,664
(34)	(46)	(1,861,907)	(2,116,586)	(23,980)	(1,491)
—	—	(292,990)	(314,586)	—	—
(1)	14	219,456	(1,415,393)	(10,517)	5,157
—	—	(17,537)	—	—	—

76	52	(859,040)	(2,712,310)	(14,187)	13,330

69	58	(4,685,123)	5,017,341	(3,206)	13,310
58	—	26,964,042	21,946,701	96,166	82,856

$127	$58	$22,278,919	$26,964,042	$92,960	$96,166

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Science & Technology Trust		Short-Term Bond Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	—	—	$621,812	$222,044
Interest on policy loans	—	—	—	—

Total Investment Income	—	—	621,812	222,044
Expenses:
Mortality and expense risk	261	217	9,413	10,392

Net investment income (loss)	(261)	(217)	612,399	211,652

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gain (loss)	13,726	(12)	(13,938)	(13,474)

Realized gains (losses)	13,726	(12)	(13,938)	(13,474)
Unrealized appreciation (depreciation) during the period	10,838	5,593	(399,322)	80,754

Net increase (decrease) in assets from operations	24,303	5,364	199,139	278,932

Changes from principal transactions:
Transfer of net premiums	24,357	2,863	240,588	315,091
Transfer on terminations	(16,862)	(1,302)	(441,512)	(246,900)
Transfer on policy loans	—	—	(48,866)	(19,383)
Net interfund transfers	(5,176)	21,849	(122,330)	(219,826)
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	2,319	23,410	(372,120)	(171,018)

Total increase (decrease) in assets	26,622	28,774	(172,981)	107,914
Assets, beginning of period	66,501	37,727	6,522,958	6,415,044

Assets, end of period	$93,123	$66,501	$6,349,977	$6,522,958

See accompanying notes.

Sub-Account
Small Cap Growth Trust		Small Cap Index Trust		Small Cap Opportunities Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

—	—	$19,424	$6,419	$116	$33
—	—	—	—	—	—

—	—	19,424	6,419	116	33

70,907	65,924	7,554	6,185	—	—

(70,907)	(65,924)	11,870	234	116	33

2,771,775	—	144,187	32,481	327	114
420,101	577,839	39,973	4,645	13	97

3,191,876	577,839	184,160	37,126	340	211
(1,574,728)	867,700	(173,454)	107,484	(799)	218

1,546,241	1,379,615	22,576	144,844	(343)	462

1,173,111	1,404,227	24,880	157,922	1,208	5,836
(1,261,284)	(1,238,317)	(10,251)	(15,130)	(3,589)	(3,525)
(347,685)	(199,648)	(193)	(255)	—	—
(119,633)	(517,211)	(979,874)	1,124,939	—	2,518
—	—	—	—	—	—

(555,491)	(550,949)	(965,438)	1,267,476	(2,381)	4,829

990,750	828,666	(942,862)	1,412,320	(2,724)	5,291
11,910,747	11,082,081	1,600,857	188,537	6,920	1,629

$12,901,497	$11,910,747	$657,995	$1,600,857	$4,196	$6,920

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Trust		Small Cap Value Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	—	—	$16,111	$1,328
Interest on policy loans	—	—	—	—

Total Investment Income	—	—	16,111	1,328
Expenses:
Mortality and expense risk	—	—	3,709	3,224

Net investment income (loss)	—	—	12,402	(1,896)

Realized gains (losses) on investments:
Capital gain distributions	2,714	281	297,196	213,619
Net realized gain (loss)	(39)	(361)	16,417	12,606

Realized gains (losses)	2,675	(80)	313,613	226,225
Unrealized appreciation (depreciation) during the period	(2,347)	49	(374,683)	(10,090)

Net increase (decrease) in assets from operations	328	(31)	(48,668)	214,239

Changes from principal transactions:
Transfer of net premiums	2,682	2,492	159,193	207,742
Transfer on terminations	(1,261)	(1,187)	(90,237)	(84,493)
Transfer on policy loans	(46)	(1,793)	(6,396)	(590)
Net interfund transfers	11,251	2,745	42,323	5,794
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	12,626	2,257	104,883	128,453

Total increase (decrease) in assets	12,954	2,226	56,215	342,692
Assets, beginning of period	2,862	636	1,406,944	1,064,252

Assets, end of period	$15,816	$2,862	$1,463,159	$1,406,944

See accompanying notes.

Sub-Account
Small Company Value Trust		Strategic Bond Trust		Strategic Income Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$124	$55	$10,771	$12,666	$86	$77
—	—	—	—	—	—

124	55	10,771	12,666	86	77

1	21	78	70	—	—

123	34	10,693	12,596	86	77

10,117	7,172	—	—	—	—
(96)	(1,310)	1,529	(277)	12	2

10,021	5,862	1,529	(277)	12	2
(11,128)	(2,512)	(9,881)	2,362	64	(26)

(984)	3,384	2,341	14,681	162	53

9,459	4,159	25,431	71,448	2,181	2,158
(3,085)	(2,263)	(7,221)	(8,376)	(725)	(837)
—	—	—	—	—	—
(1,273)	52,669	(152,353)	174,079	—	939
—	—	—	—	—	—

5,101	54,565	(134,143)	237,151	1,456	2,260

4,117	57,949	(131,802)	251,832	1,618	2,313
58,326	377	255,334	3,502	2,542	229

$62,443	$58,326	$123,532	$255,334	$4,160	$2,542

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Strategic Value Trust	Total Bond Market Trust B
	Year Ended Dec. 31/06 (p)	Year Ended Dec. 31/07 (v)	Year Ended Dec. 31/06
Income:
Dividend income distribution	$29	$1,522,012	$437,733
Interest on policy loans	—	—	—

Total Investment Income	29	1,522,012	437,733
Expenses:
Mortality and expense risk	—	52,491	43,877

Net investment income (loss)	29	1,469,521	393,856

Realized gains (losses) on investments:
Capital gain distributions	264	—	—
Net realized gain (loss)	(196)	(8,804)	(14,243)

Realized gains (losses)	68	(8,804)	(14,243)
Unrealized appreciation (depreciation) during the period	(3)	(426,067)	67,870

Net increase (decrease) in assets from operations	94	1,034,650	447,483

Changes from principal transactions:
Transfer of net premiums	1,384	405,981	315,225
Transfer on terminations	(533)	(443,465)	(552,066)
Transfer on policy loans	—	(28,667)	5,139
Net interfund transfers	(1,189)	1,273,411	1,282,810
Net change in policy loans	—	—	—

Net increase (decrease) in assets from principal transactions	(338)	1,207,260	1,051,108

Total increase (decrease) in assets	(244)	2,241,910	1,498,591
Assets, beginning of period	244	14,087,143	12,588,552

Assets, end of period	—	$16,329,053	$14,087,143

(p)	Terminated as investment option and funds transferred to Large Cap Value Trust on December 4, 2006.
(v)	Renamed on October 1, 2007. Formerly known as Bond Index Trust B.

See accompanying notes.

Sub-Account
Total Return Trust		Total Stock Market Index Trust		Turner Core Growth Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$27,968	$9,512	$17,632	$6,345	$2,119	$3,313
—	—	—	—	—	—

27,968	9,512	17,632	6,345	2,119	3,313

528	494	1,477	1,440	1,250	1,176

27,440	9,018	16,155	4,905	869	2,137

—	—	29,268	3,262	42,412	21,766
517	(74)	31,376	12,308	32,380	22,256

517	(74)	60,644	15,570	74,792	44,022
1,767	3,396	(40,648)	72,081	39,983	(2,382)

29,724	12,340	36,151	92,556	115,644	43,777

61,036	77,084	115,893	138,304	35,363	105,141
(11,725)	(12,942)	(53,508)	(64,407)	(28,648)	(81,986)
(48)	—	(7,093)	(2,311)	—	—
(67,780)	158,383	(63,328)	(16,266)	(95,153)	51,243
—	—	—	—	—	—

(18,517)	222,525	(8,036)	55,320	(88,438)	74,398

11,207	234,865	28,115	147,876	27,206	118,175
354,588	119,723	732,812	584,936	572,395	454,220

$365,795	$354,588	$760,927	$732,812	$599,601	$572,395

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. Core Trust		U.S. Global Leaders Growth Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (j)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$47	$10	$253	$4
Interest on policy loans	—	—	—	—

Total Investment Income	47	10	253	4
Expenses:
Mortality and expense risk	—	—	—	—

Net investment income (loss)	47	10	253	4

Realized gains (losses) on investments:
Capital gain distributions	210	98	—	1,053
Net realized gain (loss)	—	(37)	39	(7,109)

Realized gains (losses)	210	61	39	(6,056)
Unrealized appreciation (depreciation) during the period	(241)	50	279	1,881

Net increase (decrease) in assets from operations	16	121	571	(4,171)

Changes from principal transactions:
Transfer of net premiums	1,250	1,490	5,604	67,216
Transfer on terminations	(634)	(736)	(1,855)	(4,287)
Transfer on policy loans	—	—	—	—
Net interfund transfers	1	22	—	(90,432)
Net change in policy loans	—	—	—	—

Net increase (decrease) in assets from principal transactions	617	776	3,749	(27,503)

Total increase (decrease) in assets	633	897	4,320	(31,674)
Assets, beginning of period	1,728	831	16,414	48,088

Assets, end of period	$2,361	$1,728	$20,734	$16,414

(j)	Renamed on May 1, 2006. Formerly known as Growth & Income Trust.

See accompanying notes.

Sub-Account
U.S. Government Securities Trust		U.S. Large Cap Trust		Utilities Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$907	$68	$21	$1	$6,431	$2,915
—	—	—	—	—	—

907	68	21	1	6,431	2,915

—	—	—	8	1,026	733

907	68	21	(7)	5,405	2,182

—	—	—	—	80,124	14,964
(32)	(15)	42	7,134	14,432	102

(32)	(15)	42	7,134	94,556	15,066
(736)	15	(103)	28	(43,807)	19,392

139	68	(40)	7,155	56,154	36,640

931	1,698	1,099	3,238	42,606	3,051
(1,179)	(780)	(564)	(1,232)	(57,083)	(1,220)
—	—	116	—	—	—
15,575	1,097	669	(8,591)	219,585	25,838
—	—	—	—	—	—

15,327	2,015	1,320	(6,585)	205,108	27,669

15,466	2,083	1,280	570	261,262	64,309
2,104	21	631	61	178,828	114,519

$17,570	$2,104	$1,911	$631	$440,090	$178,828

John Hancock Variable Life Account UV

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Value Trust		Total
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$189	—	$30,559,486	$10,074,202
Interest on policy loans	—	—	4,980,500	4,974,400

Total Investment Income	189	—	35,539,986	15,048,602
Expenses:
Mortality and expense risk	—	—	4,706,324	4,366,113

Net investment income (loss)	189	—	30,833,662	10,682,489

Realized gains (losses) on investments:
Capital gain distributions	4,265	—	59,705,620	28,027,997
Net realized gain (loss)	46	3	1,622,686	1,003,815

Realized gains (losses)	4,311	3	61,328,306	29,031,812
Unrealized appreciation (depreciation) during the period	(4,204)	624	(44,013,478)	54,612,399

Net increase (decrease) in assets from operations	296	627	48,148,490	94,326,700

Changes from principal transactions:
Transfer of net premiums	260	189	41,948,045	47,858,518
Transfer on terminations	(431)	(109)	(61,702,120)	(64,135,719)
Transfer on policy loans	—	—	(6,410,054)	(5,440,328)
Net interfund transfers	10,563	5,561	3,330	(538,401)
Net change in policy loans	—	—	940,332	—

Net increase (decrease) in assets from principal transactions	10,392	5,641	(25,220,467)	(22,255,930)

Total increase (decrease) in assets	10,688	6,268	22,928,023	72,070,770
Assets, beginning of period	6,285	17	906,854,620	834,783,850

Assets, end of period	$16,973	$6,285	$929,782,643	$906,854,620

See accompanying notes.

John Hancock Variable Life Account UV

Notes to Financial Statements

December 31, 2007

1.	Organization

John Hancock Variable Life Account UV (the “Account”) is a separate investment account of John Hancock Life Insurance Company (the “Company” or JHLICO). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has seventy-two active investment sub-accounts that invest in shares of a particular John Hancock Trust (the “Trust”) portfolio and six sub-accounts that invest in shares of other outside investment trusts. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable life contracts (the “Contracts”) issued by the Company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As the result of portfolio changes, the following sub-account of the Account was renamed as follows:

Previous Name	New Name	Effective Date
Bond Index Trust B	Total Bond Market Trust B	October 1, 2007

The following sub-account of the Account was commenced as an investment option:

New Funds	Effective Date
Emerging Markets Value Trust	April 30, 2007

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement No. 157, Fair Value Measurement (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Account’s financial position or results of operations.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Mortality and Expense Risks Charge

JHLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from 0% to 0.625%, depending on the type of policy, of net assets (excluding policy loans and policies for which no mortality and expense risk is charged) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

4.	Policy Loans

Policy loans represent outstanding loans plus accrued interest. Interest is accrued and compounded daily (net of a charge for policy loan administration determined at an annual rate of 0.75% of the aggregate amount of policyholder indebtedness in policy years 1-20 and 0.25% thereafter).

5.	Federal Income Taxes

The operations of the Account are included in the federal income tax return of JHLICO, which is taxed as a life insurance company under the Internal Revenue Code (the “Code”). JHLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

6.	Contract Charges

In the event of a surrender by a contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with the underwriting and issuing of the Contract. Additionally, each month a deduction consisting of an administration charge is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

JHLICO deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account.

7.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2007 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B	$5,368,131	$4,034,759
Active Bond Trust	11,663,881	5,731,045
All Cap Core Trust	2,103	290
All Cap Growth Trust	7,816	110,559
All Cap Value Trust	23,356	154,649
American Blue Chip Income and Growth Trust	4,182	1,180
American Bond Trust	135	220
American Growth Trust	574,806	496,849
American Growth-Income Trust	351,790	335,116
American International Trust	35,952	73,452
Blue Chip Growth Trust	3,532,832	4,572,084
Capital Appreciation Trust	1,588,779	1,700,471
Classic Value Trust	57,766	39,306
Core Equity Trust	9,346	1,701
Dynamic Growth Trust	3,071	2,628
Emerging Growth Trust	49,348	1,515
Emerging Markets Value Trust	105,747	6,386
Emerging Small Company Trust	1,984	987
Equity-Income Trust	8,501,862	2,518,300
Financial Services Trust	76,375	34,742
Fundamental Value Trust	99,021	5,546
Global Bond Trust	353,904	287,286
Global Trust	49,929	7,390
Growth & Income Trust	28,586,353	15,889,519
Health Sciences Trust	199,676	71,927
High Yield Trust	293,760	120,525
International Core Trust	200,387	3,700
International Equity Index Trust B	5,913,869	3,185,710
International Opportunities Trust	32,057	9,895
International Small Cap Trust	94,818	15,701
International Value Trust	741,568	75,508
Investment Quality Bond Trust	27,200	27,276

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Large Cap Trust	$37,874	$37,055
Large Cap Value Trust	221,591	15,737
Lifestyle Aggressive Trust	221,741	58,152
Lifestyle Balanced Trust	1,528,871	444,374
Lifestyle Conservative Trust	1,981	22
Lifestyle Growth Trust	2,041,075	978,647
Lifestyle Moderate Trust	171,096	73,599
Managed Trust	9,212,328	8,029,921
Mid Cap Index Trust	128,765	232,087
Mid Cap Stock Trust	5,362,449	1,643,922
Mid Cap Value Trust	20,141	3,213
Mid Value Trust	3,175,605	816,310
Money Market Trust B	6,075,531	4,955,657
Natural Resources Trust	242,792	101,881
Overseas Equity Trust	8,101,899	1,628,881
Pacific Rim Trust	112,370	53,228
Quantitative All Cap Trust	13,928	846
Quantitative Mid Cap Trust	58,022	4,675
Quantitative Value Trust	123	34
Real Estate Securities Trust	15,923,722	3,643,434
Real Return Bond Trust	27,004	34,932
Science & Technology Trust	76,374	74,316
Short-Term Bond Trust	845,222	604,944
Small Cap Growth Trust	3,651,342	1,505,965
Small Cap Index Trust	225,649	1,035,031
Small Cap Opportunities Trust	1,586	3,523
Small Cap Trust	16,200	860
Small Cap Value Trust	601,562	187,082
Small Company Value Trust	20,046	4,705
Strategic Bond Trust	49,088	172,537
Strategic Income Trust	1,961	419
Total Bond Market Trust B	3,316,380	639,599
Total Return Trust	96,764	87,841
Total Stock Market Index Trust	178,691	141,304
U.S. Core Trust	1,334	460
U.S. Global Leaders Growth Trust	5,187	1,185
U.S. Government Securities Trust	17,409	1,175
U.S. Large Cap Trust	1,907	566
Utilities Trust	372,776	82,140
Value Trust	15,550	705
All Asset Portfolio	8,834	12,377
Brandes International Equity Trust	1,380,582	491,146
Business Opportunity Value Trust	16,810	3,207
CSI Equity Trust	636,338	1,254,267
Frontier Capital Appreciation Trust	297,877	64,359
Turner Core Growth Trust	92,068	137,224

	$133,158,249	$68,779,766

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

8.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHLICO, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHLICO has a formal service agreement with its ultimate parent company, Manulife Financial Corporation, which can be terminated by either party upon two months’ notice. Under this Agreement, JHLICO pays for legal, actuarial, investment and certain other administrative services.

Certain officers of the Account are officers and directors of JHLICO or the Trust.

The majority of the investments held by the Account are invested in the Trust (Note 1).

Mortality and expense risk charges, as described in Note 3, are paid to JHLICO.

9.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the separate account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. JHLICO believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	500 Index Trust B
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (l)	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, end of year (000’s)	4,258	4,307	4,369	4,378	3,780

Unit Fair Value $	24.66 to 26.53	21.08 to 25.20	18.25 to 21.81	19.74 to 20.84	17.94 to 18.82
Assets, end of year $ (000’s)	105,448	101,911	89,969	86,631	67,938
Investment income ratio*	2.96%	1.13%	0.47%	1.86%	3.11%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	4.60% to 5.25%	14.85% to 15.56%	4.00% to 6.52%	10.01% to 10.70%	27.63% to 28.42%

(l) Renamed on May 2, 2005. Formerly known as Equity Index Trust.

	Sub-Account
	Active Bond Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, end of year (000’s)	1,608	1,627	1,664	1,689	1,930

Unit Fair Value $	20.79 to 44.78	08.38 to 43.05	8.05 to 41.17	18.99 to 40.14	18.24 to 38.32
Assets, end of year $ (000’s)	117,663	116,697	115,744	115,915	119,779
Investment income ratio*	8.87%	2.75%	1.29%	3.04%	3.93%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	3.39% to 4.03%	3.90% to 4.54%	0.98% to 2.55%	4.10% to 4.75%	5.81% to 6.48%

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	All Asset Portfolio
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	3	4	4

Unit Fair Value $	11.65 to 11.84	10.85 to 10.97	10.46 to 10.51
Assets, end of year $ (000’s)	38	41	37
Investment income ratio*	6.63%	5.09%	4.61%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	7.33% to 8.00%	3.71% to 4.36%	4.64% to 5.08%

(a) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	All Cap Core Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	1	1	19

Unit Fair Value $	13.12 to 13.34	12.85 to 12.98	11.27 to 11.31
Assets, end of year $ (000’s)	17	15	212
Investment income ratio*	1.53%	1.77%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	2.07% to 2.70%	14.06% to 14.77%	12.67% to 13.14%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	All Cap Growth Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	1	9	8

Unit Fair Value $	13.69 to 13.92	12.29 to 12.42	11.60 to 11.65
Assets, end of year $ (000’s)	18	110	99
Investment income ratio*	0.11%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	11.38% to 12.08%	5.96% to 6.63%	16.00% to 16.48%

(a) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	All Cap Value Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	2	12	—

Unit Fair Value $	13.51 to 13.74	12.51 to 12.64	11.06 to 11.11
Assets, end of year $ (000’s)	22	154	—
Investment income ratio*	1.17%	0.16%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	8.00% to 8.68%	13.11% to 13.82%	10.61% to 11.06%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

10.	Financial Highlights

Sub-Account
American Blue Chip Income and Growth Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	—	—	—

Unit Fair Value $	12.99 to 13.21	12.86 to 12.99	11.06 to 11.10
Assets, end of year $ (000’s)	5	3	—
Investment income ratio*	2.84%	0.31%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	1.02% to 1.65%	16.27% to 16.99%	10.57% to 11.04%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

Sub-Account
American Bond Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (q)
Units, end of year (000’s)	—	—

Unit Fair Value $	10.95 to 11.10	10.70 to 10.78
Assets, end of year $ (000’s)	—	—
Investment income ratio*	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	2.32% to 2.96%	5.90% to 6.57%

(q)	Fund available in prior year but no activity.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American Growth Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	32	30	1

Unit Fair Value $	14.47 to 14.71	13.01 to 13.15	11.92 to 11.97
Assets, end of year $ (000’s)	467	400	9
Investment income ratio*	1.26%	0.23%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	11.25% to 11.94%	9.11% to 9.80%	19.21% to 19.72%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	American Growth-Income Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	4	4	—

Unit Fair Value $	12.98 to 13.20	12.48 to 12.61	10.94 to 10.99
Assets, end of year $ (000’s)	59	53	2
Investment income ratio*	2.01%	1.03%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	4.00% to 4.64%	14.08% to 14.80%	9.41% to 9.87%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American International Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	4	7	—

Unit Fair Value $	17.31 to 17.60	14.56 to 14.72	12.36 to 12.41
Assets, end of year $ (000’s)	75	105	1
Investment income ratio*	3.12%	0.33%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	18.84% to 19.58%	17.79% to 18.54%	23.63% to 24.15%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Blue Chip Growth Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	854	869	902

Unit Fair Value $	27.55 to 69.05	06.34 to 61.21	5.81 to 55.85
Assets, end of year $ (000’s)	65,009	59,281	56,386
Investment income ratio*	0.81%	0.25%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	12.11% to 12.81%	8.90% to 9.59%	13.08% to 13.55%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Brandes International Equity Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, end of year (000’s)	186	188	180	179	146

Unit Fair Value $	34.49 to 36.97	32.13 to 34.84	25.50 to 27.49	23.22 to 24.88	18.84 to 20.08
Assets, end of year $ (000’s)	6,544	6,187	4,694	4,218	2,824
Investment income ratio*	2.04%	1.43%	1.55%	1.51%	1.86%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.05% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	7.34% to 8.01%	25.99% to 26.78%	9.86% to 12.40%	23.22% to 23.94%	46.51% to 47.34%

	Sub-Account
	Business Opportunity Value Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, end of year (000’s)	4	4	2	—	—

Unit Fair Value $	15.59 to 16.15	14.88 to 15.32	13.14 to 13.45	12.46	—
Assets, end of year $ (000’s)	66	55	30	a	—
Investment income ratio*	0.67%	0.55%	0.93%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.05%	0.00%
Total return, lowest to highest***	4.78% to 5.44%	13.18% to 13.89%	7.13% to 9.06%	18.68%	0.00%

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Capital Appreciation Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	2,423	2,437	4

Unit Fair Value $	13.66 to 13.89	12.30 to 12.65	12.10 to 12.15
Assets, end of year $ (000’s)	34,000	30,786	52
Investment income ratio*	0.39%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	11.00% to 11.70%	1.27% to 2.38%	20.95% to 21.45%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Classic Value Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	16	16	10

Unit Fair Value $	11.26 to 11.44	12.96 to 13.09	11.22 to 11.27
Assets, end of year $ (000’s)	178	213	115
Investment income ratio*	1.48%	1.05%	2.44%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(13.13%) to (12.58%)	15.43% to 16.14%	12.24% to 12.71%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Core Equity Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	1	—	—

Unit Fair Value $	11.40 to 11.59	12.19 to 12.31	11.49 to 11.54
Assets, end of year $ (000’s)	11	4	—
Investment income ratio*	0.03%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(6.43%) to (5.85%)	6.07% to 6.73%	14.89% to 15.37%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	CSI Equity Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, end of year (000’s)	119	166	135	104	80

Unit Fair Value $	18.48	17.01	14.43	13.76	12.43
Assets, end of year $ (000’s)	2,204	2,822	1,944	1,437	999
Investment income ratio*	0.79%	0.91%	0.63%	0.73%	0.25%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	8.61%	17.90%	4.90% to 6.73%	10.64%	25.22%

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

10.	Financial Highlights

Sub-Account
Dynamic Growth Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	—	—	—

Unit Fair Value $	13.95 to 14.19	12.83 to 12.96	11.65 to 11.70
Assets, end of year $ (000’s)	5	4	1
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	8.76% to 9.44%	10.14% to 10.83%	16.47% to 16.96%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Emerging Growth Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	10	9	—

Unit Fair Value $	13.65 to 13.88	13.20 to 13.34	11.91 to 11.96
Assets, end of year $ (000’s)	130	113	—
Investment income ratio*	0.17%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	3.38% to 4.02%	10.90% to 11.59%	19.06% to 19.55%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

10.	Financial Highlights

Sub-Account
Emerging Markets Value Trust
Year Ended Dec. 31/07 (m)
Units, end of year (000’s)	8

Unit Fair Value $	11.94 to 11.99
Assets, end of year $ (000’s)	99
Investment income ratio*	1.57%
Expense ratio, lowest to highest**	0.00% to 0.63%
Total return, lowest to highest***	19.44% to 19.94%

(m)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

Sub-Account
Emerging Small Company Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	—	—	—

Unit Fair Value $	12.62 to 12.83	11.75 to 11.87	11.54 to 11.59
Assets, end of year $ (000’s)	4	3	—
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	7.41% to 8.08%	1.80% to 2.44%	15.43% to 15.92%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Equity-Income Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	1,668	1,690	1,724

Unit Fair Value $	28.16 to 30.29	27.41 to 29.30	23.17 to 24.61
Assets, end of year $ (000’s)	47,340	46,653	40,170
Investment income ratio*	2.98%	1.54%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	2.75% to 3.39%	18.31% to 19.05%	6.41% to 6.85%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Financial Services Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	13	12	4

Unit Fair Value $	11.93 to 21.29	12.87 to 22.83	10.51 to 18.53
Assets, end of year $ (000’s)	186	189	57
Investment income ratio*	1.31%	0.29%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(7.31%) to (6.73%)	22.39% to 23.16%	14.45% to 14.94%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Frontier Capital Appreciation Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, end of year (000’s)	66	66	56	53	77

Unit Fair Value $	44.03 to 44.99	33.62 to 42.01	28.91 to 36.13	29.93 to 25.13	22.99 to 27.55
Assets, end of year $ (000’s)	2,702	2,423	1,785	1,466	1,977
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	11.22% to 11.92%	15.62% to 16.35%	14.41% to 20.97%	8.65% to 9.28%	54.92% to 55.81%

	Sub-Account
	Fundamental Value Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	9	3	1

Unit Fair Value $	12.98 to 13.20	12.55 to 12.68	11.03 to 11.07
Assets, end of year $ (000’s)	124	32	13
Investment income ratio*	2.34%	0.87%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	3.44% to 4.08%	13.83% to 14.55%	10.25% to 10.72%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Global Bond Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	104	108	114

Unit Fair Value $	20.80 to 22.37	18.89 to 20.41	17.95 to 19.39
Assets, end of year $ (000’s)	2,186	2,081	2,085
Investment income ratio*	7.49%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	8.93% to 9.61%	4.62% to 5.27%	(6.35%) to (5.97%)

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Global Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	9	6	—

Unit Fair Value $	13.52 to 13.75	13.43 to 13.57	11.22 to 11.27
Assets, end of year $ (000’s)	117	82	—
Investment income ratio*	2.51%	1.49%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	0.69% to 1.32%	19.68% to 20.42%	12.22% to 12.69%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Growth & Income Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (d)	Year Ended Dec. 31/05 (k)	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, end of year (000’s)	1,445	1,497	1,560	1,593	2,011

Unit Fair Value $	29.65 to 82.20	17.54 to 78.98	15.64 to 70.07	23.63 to 64.29	21.43 to 57.94
Assets, end of year $ (000’s)	242,922	244,065	230,506	221,130	224,724
Investment income ratio*	1.76%	0.54%	0.17%	0.93%	0.78%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	3.43% to 4.07%	12.02% to 12.72%	(3.20%) to 11.09%	10.27% to 10.96%	23.57% to 24.35%

(d)	Renamed on May 1, 2006. Formerly known as Growth & Income II Trust.
(k)	Renamed on May 2, 2005. Formerly known as Growth & Income Trust.

	Sub-Account
	Health Sciences Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	23	20	12

Unit Fair Value $	16.55 to 17.26	14.15 to 14.66	13.13 to 13.52
Assets, end of year $ (000’s)	400	288	166
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	17.00% to 17.73%	7.77% to 8.44%	22.60% to 23.11%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	High Yield Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	101	100	102

Unit Fair Value $	12.27 to 13.03	12.14 to 12.82	11.06 to 11.61
Assets, end of year $ (000’s)	1,265	1,235	1,140
Investment income ratio*	12.97%	6.39%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	1.02% to 1.64%	9.77% to 10.48%	6.16% to 6.61%

(a) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
	Sub-Account
	International Core Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (b)	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	15	4	—

Unit Fair Value $	16.27 to 16.55	14.69 to 14.84	11.84 to 11.89
Assets, end of year $ (000’s)	237	65	1
Investment income ratio*	3.29%	0.13%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	10.78% to 11.46%	24.04% to 24.81%	18.42% to 18.93%

(b)	Renamed on May 1, 2006. Formerly known as International Stock Trust.
(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	International Equity Index Trust B
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (n)	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, end of year (000’s)	562	594	562	488	239

Unit Fair Value $	27.32 to 47.69	03.91 to 41.18	3.09 to 32.39	16.19 to 27.73	13.55 to 23.06
Assets, end of year $ (000’s)	28,289	25,625	19,139	14,681	6,971
Investment income ratio*	4.97%	0.85%	1.16%	2.02%	2.78%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	15.10% to 15.82%	26.32% to 27.11%	16.11% to 19.63%	19.49% to 20.25%	41.11% to 41.99%

(n)	Renamed on May 2, 2005. Formerly known as International Equity Index Trust.

	Sub-Account
	International Opportunities Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	4	4	1

Unit Fair Value $	18.20 to 18.51	15.25 to 15.41	12.38 to 12.43
Assets, end of year $ (000’s)	83	62	12
Investment income ratio*	1.68%	0.58%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	19.35% to 20.10%	23.20% to 23.96%	23.80% to 24.32%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	International Small Cap Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	9	6	—

Unit Fair Value $	15.47 to 15.73	14.12 to 14.27	11.13 to 11.18
Assets, end of year $ (000’s)	134	87	4
Investment income ratio*	3.18%	0.31%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	9.52% to 10.20%	26.93% to 27.73%	11.28% to 11.75%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	International Value Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	67	33	23

Unit Fair Value $	15.68 to 15.95	14.40 to 14.55	11.18 to 11.23
Assets, end of year $ (000’s)	1,049	480	255
Investment income ratio*	5.24%	1.51%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	8.93% to 9.61%	28.79% to 29.61%	11.79% to 12.25%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Investment Quality Bond Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	15	17	14

Unit Fair Value $	10.96 to 11.15	10.39 to 10.50	10.08 to 10.13
Assets, end of year $ (000’s)	169	174	146
Investment income ratio*	9.40%	5.71%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	5.56% to 6.23%	3.00% to 3.64%	0.85% to 1.27%

(a) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
	Sub-Account
	Large Cap Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	—	—	—

Unit Fair Value $	12.75 to 12.96	12.63 to 12.77	11.12 to 11.16
Assets, end of year $ (000’s)	2	1	—
Investment income ratio*	0.14%	0.81%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	0.90% to 1.53%	13.67% to 14.38%	11.16% to 11.62%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Large Cap Value Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	20	7	11

Unit Fair Value $	13.80 to 14.03	13.30 to 13.43	11.53 to 11.58
Assets, end of year $ (000’s)	280	90	122
Investment income ratio*	1.38%	0.74%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	3.80% to 4.45%	15.30% to 16.03%	15.31% to 15.78%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Lifestyle Aggressive Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (e)	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	40	32	1

Unit Fair Value $	14.26 to 14.50	13.21 to 13.34	11.51 to 11.55
Assets, end of year $ (000’s)	569	427	7
Investment income ratio*	9.76%	0.66%	0.09%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	7.99% to 8.66%	14.76% to 15.48%	15.07% to 15.55%

(e)	Renamed on May 1, 2006. Formerly known as Lifestyle Aggressive 1000 Trust.
(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Lifestyle Balanced Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (f)	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	321	258	75

Unit Fair Value $	12.97 to 13.19	12.24 to 12.37	10.92 to 10.97
Assets, end of year $ (000’s)	4,175	3,163	817
Investment income ratio*	7.71%	3.61%	0.14%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	5.94% to 6.60%	12.09% to 12.80%	9.21% to 9.67%

(f)	Renamed on May 1, 2006. Formerly known as Lifestyle Balanced 640 Trust.
(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Lifestyle Conservative Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (i)
Units, end of year (000’s)	1	1

Unit Fair Value $	11.62 to 11.81	11.09 to 11.21
Assets, end of year $ (000’s)	12	11
Investment income ratio*	8.08%	0.13%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	4.69% to 5.35%	7.77% to 8.44%

(i)	Renamed on May 1, 2006. Formerly known as Lifestyle Conservative 280 Trust. Fund available in prior year but no activity.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Lifestyle Growth Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	301	244	96

Unit Fair Value $	13.53 to 13.76	12.66 to 12.79	11.22 to 11.26
Assets, end of year $ (000’s)	4,095	3,092	1,074
Investment income ratio*	8.09%	4.41%	0.11%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	6.88% to 7.55%	12.88% to 13.58%	12.15% to 12.62%

(g)	Renamed on May 1, 2006. Formerly known as Lifestyle Growth 820 Trust.
(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Lifestyle Moderate Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (h)	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	20	13	8

Unit Fair Value $	12.13 to 12.33	11.58 to 11.71	10.55 to 10.60
Assets, end of year $ (000’s)	245	155	84
Investment income ratio*	9.26%	3.40%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	4.70% to 5.34%	9.80% to 10.49%	5.51% to 5.96%

(h)	Renamed on May 1, 2006. Formerly known as Lifestyle Moderate 460 Trust.
(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Managed Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, end of year (000’s)	852	897	968	1,015	1,041

Unit Fair Value $	24.27 to 57.27	05.43 to 56.17	5.08 to 52.26	21.97 to 50.88	20.44 to 47.03
Assets, end of year $ (000’s)	94,023	97,496	97,192	100,088	98,298
Investment income ratio*	5.33%	1.50%	0.59%	1.64%	2.75%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	1.32% to 1.95%	6.81% to 7.48%	(2.12%) to 4.15%	7.51% to 8.18%	18.26% to 19.00%

	Sub-Account
	Mid Cap Index Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	17	27	10

Unit Fair Value $	14.50 to 15.02	13.57 to 13.97	12.44 to 12.73
Assets, end of year $ (000’s)	260	378	131
Investment income ratio*	1.24%	0.54%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	6.88% to 7.55%	9.07% to 9.74%	16.78% to 17.28%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Mid Cap Stock Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	405	419	438

Unit Fair Value $	45.24 to 49.27	24.85 to 39.87	21.87 to 35.07
Assets, end of year $ (000’s)	18,435	15,518	14,352
Investment income ratio*	0.01%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	22.82% to 23.59%	12.95% to 13.66%	26.69% to 27.23%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Mid Cap Value Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	2	2	1

Unit Fair Value $	12.55 to 12.76	12.54 to 12.67	11.23 to 11.28
Assets, end of year $ (000’s)	30	22	11
Investment income ratio*	1.20%	0.69%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	0.10% to 0.72%	11.60% to 12.30%	12.35% to 12.82%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Mid Value Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (s)	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, end of year (000’s)	455	447	650	692	94

Unit Fair Value $	20.43 to 21.71	20.46 to 21.60	17.11 to 17.95	16.03 to 16.72	13.59 to 14.08
Assets, end of year $ (000’s)	9,361	9,204	11,161	11,116	1,287
Investment income ratio*	2.28%	0.32%	0.04%	0.90%	4.11%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(0.12%) to 0.51%	19.60% to 20.34%	6.71% to 10.80%	17.99% to 18.74%	44.24% to 45.15%

(s)	Renamed on May 2, 2005. Formerly known as Mid Cap Value B Trust.

	Sub-Account
	Money Market Trust B
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (r)	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, end of year (000’s)	692	659	608	559	696

Unit Fair Value $	16.09 to 16.90	3.76 to 21.40	3.61 to 20.56	14.50 to 14.96	14.44 to 14.80
Assets, end of year $ (000’s)	23,491	22,336	20,449	19,359	22,098
Investment income ratio*	4.72%	4.61%	2.92%	0.96%	0.86%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	4.18% to 4.82%	4.06% to 4.70%	0.74% to 2.96%	1.08% to 0.40%	0.33% to 0.95%

(r)	Renamed on May 2, 2005. Formerly known as Money Market Trust.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Natural Resources Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	18	17	8

Unit Fair Value $	23.43 to 23.82	16.74 to 16.92	13.78 to 13.83
Assets, end of year $ (000’s)	415	293	107
Investment income ratio*	1.16%	0.42%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	39.93% to 40.81%	21.55% to 22.32%	37.75% to 38.32%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Overseas Equity Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (t)	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, end of year (000’s)	2,614	2,640	2,660	2,739	1,877

Unit Fair Value $	19.93 to 21.43	17.82 to 19.04	14.93 to 15.90	12.72 to 13.43	11.53 to 12.10
Assets, end of year $ (000’s)	52,357	47,256	39,986	34,971	21,704
Investment income ratio*	2.39%	0.88%	0.52%	0.57%	1.59%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	11.83% to 12.53%	19.02% to 19.76%	17.67% to 21.26%	10.33% to 11.02%	31.54% to 32.36%

(t)	Renamed on May 2, 2005. Formerly known as Overseas Equity B Trust.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Pacific Rim Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	6	3	5

Unit Fair Value $	15.14 to 15.40	13.95 to 14.10	12.63 to 12.68
Assets, end of year $ (000’s)	86	37	61
Investment income ratio*	1.57%	1.43%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	8.51% to 9.19%	10.53% to 11.22%	26.26% to 26.79%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Quantitative All Cap Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	1	—	—

Unit Fair Value $	13.50 to 13.73	13.09 to 13.22	11.43 to 11.47
Assets, end of year $ (000’s)	15	4	—
Investment income ratio*	1.42%	1.61%	6.22%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	3.17% to 3.82%	14.52% to 15.24%	14.28% to 14.75%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Quantitative Mid Cap Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	5	2	—

Unit Fair Value $	11.76 to 11.96	12.04 to 12.17	11.64 to 11.69
Assets, end of year $ (000’s)	63	24	—
Investment income ratio*	0.62%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(2.35%) to (1.73%)	3.44% to 4.10%	16.38% to 16.86%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

Sub-Account
Quantitative Value Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (q)
Units, end of year (000’s)	—	—

Unit Fair Value $	12.69 to 12.91	13.47 to 13.61
Assets, end of year $ (000’s)	—	—
Investment income ratio*	2.44%	0.36%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(5.75%) to (5.17%)	20.62% to 21.36%

(q)	Fund available in prior year but no activity.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Real Estate Securities Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	247	245	271

Unit Fair Value $	47.55 to 80.44	8.75 to 95.27	6.37 to 68.95
Assets, end of year $ (000’s)	22,279	26,964	21,947
Investment income ratio*	2.77%	1.79%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(16.09%) to (15.56%)	37.31% to 38.17%	13.36% to 13.84%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Real Return Bond Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	8	10	8

Unit Fair Value $	10.96 to 11.14	9.90 to 10.01	9.92 to 9.96
Assets, end of year $ (000’s)	93	96	83
Investment income ratio*	6.44%	2.54%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	10.66% to 11.36%	(0.20%) to 0.43%	(0.80%) to (0.37%)

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Science & Technology Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	7	6	3

Unit Fair Value $	14.00 to 14.24	11.78 to 11.90	11.23 to 11.27
Assets, end of year $ (000’s)	93	67	38
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	18.88% to 19.62%	4.95% to 5.60%	12.25% to 12.73%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Short-Term Bond Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, end of year (000’s)	340	361	371	406	407

Unit Fair Value $	17.49 to 19.05	15.59 to 18.45	14.92 to 17.65	16.16 to 17.27	16.03 to 17.03
Assets, end of year $ (000’s)	6,350	6,523	6,415	6,882	6,813
Investment income ratio*	9.55%	3.41%	1.56%	2.99%	3.56%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	2.61% to 3.25%	3.88% to 4.55%	1.53% to 2.19%	1.43% to 0.70%	2.12% to 2.76%

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Small Cap Growth Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (u)	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, end of year (000’s)	705	738	774	764	280

Unit Fair Value $	18.21 to 19.59	15.99 to 17.19	14.10 to 15.15	12.23 to 12.91	11.24 to 11.79
Assets, end of year $ (000’s)	12,901	11,911	11,082	9,374	3,148
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	13.27% to 13.98%	12.75% to 13.47%	16.61% to 23.35%	8.76% to 9.45%	47.90% to 48.82%

(u)	Renamed on May 2, 2005. Formerly known as Small Cap Emerging Growth Trust.

	Sub-Account
	Small Cap Index Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	59	147	17

Unit Fair Value $	10.28 to 15.16	10.56 to 15.48	9.04 to 13.16
Assets, end of year $ (000’s)	658	1,601	189
Investment income ratio*	1.40%	0.56%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(2.68%) to (2.07%)	16.89% to 17.64%	16.19% to 16.68%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Small Cap Opportunities Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	—	1	—

Unit Fair Value $	11.68 to 11.87	12.72 to 12.85	11.59 to 11.63
Assets, end of year $ (000’s)	4	7	2
Investment income ratio*	1.98%	0.61%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(8.18%) to (7.60%)	9.78% to 10.47%	15.86% to 16.32%

(a) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
	Sub-Account
	Small Cap Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	1	—	—

Unit Fair Value $	12.19 to 12.39	12.19 to 12.32	11.40 to 11.45
Assets, end of year $ (000’s)	16	3	1
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(0.05%) to 0.57%	6.96% to 7.62%	14.01% to 14.48%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Small Cap Value Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, end of year (000’s)	57	53	48	42	41

Unit Fair Value $	20.61 to 34.40	21.36 to 35.44	18.02 to 29.70	16.59 to 27.18	13.32 to 21.68
Assets, end of year $ (000’s)	1,463	1,407	1,064	844	640
Investment income ratio*	1.04%	0.11%	0.14%	0.97%	0.72%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(3.52%) to (2.92%)	18.58% to 19.32%	8.53% to 14.00%	24.59% to 25.37%	37.11% to 37.97%

	Sub-Account
	Small Company Value Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	5	4	—

Unit Fair Value $	13.03 to 13.25	13.27 to 13.41	11.56 to 11.61
Assets, end of year $ (000’s)	62	58	—
Investment income ratio*	0.19%	0.11%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(1.75%) to (1.14%)	14.79% to 15.50%	15.58% to 16.07%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Strategic Bond Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	11	23	—

Unit Fair Value $	10.81 to 10.99	10.87 to 10.99	10.22 to 10.27
Assets, end of year $ (000’s)	124	255	4
Investment income ratio*	7.57%	6.86%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(0.59%) to 0.02%	6.37% to 7.05%	2.22% to 2.66%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

Sub-Account
Strategic Income Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	—	—	—

Unit Fair Value $	11.14 to 11.33	10.59 to 10.70	10.24 to 10.28
Assets, end of year $ (000’s)	4	3	—
Investment income ratio*	2.92%	5.43%	0.15%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	5.17% to 5.85%	3.41% to 4.08%	2.39% to 2.83%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Total Bond Market Trust B
	Year Ended Dec. 31/07 (v)	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, end of year (000’s)	991	915	847	841	463

Unit Fair Value $	16.03 to 17.03	15.06 to 15.89	14.56 to 15.27	14.31 to 14.91	13.84 to 14.33
Assets, end of year $ (000’s)	16,329	14,087	12,589	12,277	6,593
Investment income ratio*	10.08%	3.47%	1.59%	4.60%	4.39%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	6.45% to 7.13%	3.42% to 4.07%	1.77% to 2.54%	3.40% to 4.05%	2.96% to 3.60%

(v)	Renamed on October 1, 2007. Formerly known as Bond Index Trust B.

	Sub-Account
	Total Return Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	30	31	11

Unit Fair Value $	12.02 to 12.37	11.13 to 11.39	10.81 to 10.99
Assets, end of year $ (000’s)	366	355	120
Investment income ratio*	7.62%	3.27%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	7.94% to 8.61%	3.01% to 3.67%	1.00% to 1.42%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Total Stock Market Index Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	29	32	31

Unit Fair Value $	14.20 to 48.65	13.58 to 46.25	11.85 to 40.10
Assets, end of year $ (000’s)	761	733	585
Investment income ratio*	2.29%	0.97%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	4.54% to 5.19%	14.61% to 15.33%	10.67% to 11.14%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Turner Core Growth Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, end of year (000’s)	21	25	22	12	21

Unit Fair Value $	30.40 to 32.76	22.61 to 26.80	20.84 to 24.69	18.30 to 19.07	16.47 to 17.25
Assets, end of year $ (000’s)	600	572	454	215	343
Investment income ratio*	0.36%	0.58%	0.60%	0.24%	0.27%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.05% to 0.60%	0.00% to 0.60%
Total return, lowest to highest***	21.67% to 22.43%	7.84% to 8.52%	13.21% to 17.20%	10.53% to 11.14%	33.79% to 34.51%

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	U.S. Core Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (j)	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	—	—	1

Unit Fair Value $	11.45 to 11.64	11.37 to 11.49	10.48 to 10.52
Assets, end of year $ (000’s)	2	2	—
Investment income ratio*	2.61%	0.94%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	0.69% to 1.31%	8.58% to 9.26%	4.75% to 5.19%

(j)	Renamed on May 1, 2006. Formerly known as Growth & Income Trust.
(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	U.S. Global Leaders Growth Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	2	1	4

Unit Fair Value $	11.32 to 11.51	10.99 to 11.10	10.86 to 10.90
Assets, end of year $ (000’s)	21	16	48
Investment income ratio*	1.49%	0.00%	1.03%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	3.08% to 3.72%	1.17% to 1.81%	8.59% to 9.03%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	U.S. Government Securities Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, end of year (000’s)	1	—	—

Unit Fair Value $	10.70 to 12.64	10.43 to 12.24	10.05 to 11.72
Assets, end of year $ (000’s)	18	2	—
Investment income ratio*	13.68%	4.41%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	2.62% to 3.25%	3.74% to 4.39%	0.52% to 0.96%

	Sub-Account
	U.S. Large Cap Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	—	—	—

Unit Fair Value $	12.17 to 12.37	12.28 to 12.41	11.16 to 11.21
Assets, end of year $ (000’s)	2	1	—
Investment income ratio*	1.42%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	(0.88%) to (0.26%)	9.99% to 10.68%	11.62% to 12.09%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Utilities Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	23	12	10

Unit Fair Value $	19.01 to 19.33	15.01 to 15.17	11.53 to 11.57
Assets, end of year $ (000’s)	440	179	115
Investment income ratio*	2.55%	2.18%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	26.64% to 27.43%	30.25% to 31.06%	15.25% to 15.73%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Value Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)
Units, end of year (000’s)	1	—	—

Unit Fair Value $	14.80 to 15.05	13.76 to 13.90	11.44 to 11.48
Assets, end of year $ (000’s)	17	6	—
Investment income ratio*	1.84%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return, lowest to highest***	7.60% to 8.26%	20.28% to 21.03%	14.36% to 14.84%

(a)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account UV

Notes to Financial Statements (continued)

a	Portfolio distributed no dividends during the period.

(*)	These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees and expenses assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risk charges that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

(**)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded.

(***)	These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

Part C: Other Information

Item 26. Exhibits

(a)	John Hancock Board Resolution establishing the separate account. Incorporated by reference to post-effective amendment no. 3 file number 33-63842 filed with the Commission on March 6, 1996.

(b)	Not Applicable.

(c)	(1) Master Distribution and Servicing Agreement dated May 1, 2006 . Incorporated by reference to post-effective amendment number 10 file number 333-42378 filed with the Commission in April, 2007.

(2)	Form of General Agent Selling Agreement between John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York and John Hancock Distributors LLC. Incorporated by reference to post-effective amendment number 9 file number 333- 85284 filed with the Commission in April, 2007.

(d)(1) Form of flexible premium variable life insurance policy. Incorporated by reference to pre-effective amendment no. 1 file number 333-55172 filed with the Commission on June 27, 2001.

(e) Forms of application for Policy. Incorporated by reference to pre-effective amendment no. 1 file number 33-64364 filed with the Commission on October 29, 1993.

(f)(1) John Hancock’s Restated Articles of Organization. Incorporated by reference to post-effective amendment no. 10 file number 333-76662 filed with the Commission on March 7, 2001.

(2) John Hancock’s Articles of Amendment. Incorporated by reference to pre-effective amendment no.1 file number 333- 91448 filed with the Commission on September 23, 2002.

(3) John Hancock’s Articles of Amendment dated February 18, 2005. Incorporated by reference to post-effective amendment number 9, Exhibit 27(f)(iii), file number 333-42378 filed with the Commission on May 1, 2006.

(4) John Hancock’s Amended And Restated By-Laws. Incorporated by reference to the Annual Report filed on Form 10-K file number 333-45862 filed with the Commission on March 27, 2002.

(5) John Hancock’s Amended And Restated By-Laws dated July 1, 2004. Incorporated by reference to post-effective amendment number 9, Exhibit 27(f)(v), file number 333-42378 filed with the Commission on May 1, 2006.

(g)	The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.

(h)(1) Participation Agreement by and among the World Insurance Trust, First Dominion Capital Corporation, CSI Capital Management, Inc., and John Hancock Life Insurance Company. Incorporated by reference to post-effective amendment no. 4 file number 333-52128 filed with the Commission on September 12, 2002.

(2)	Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment number 1 file number 333-126668 filed on October 12, 2005.

(3)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post- effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(4)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(i)	Service Agreement between John Hancock Life Insurance Company and The Manufacturers Life Insurance Company (U.S.A.) dated April 28, 2004 . Incorporated by reference to post-effective amendment number 10 file number 333-42378 filed with the Commission in April, 2007.

(j)	Not Applicable.

(k)	Opinion and consent of counsel as to securities being registered. Incorporated by reference to pre-effective amendment no. 1 file number 33-64364 filed with the Commission on October 29, 1993.

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Consents of Independent Registered Public Accounting Firm are filed herewith.

(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment pursuant to Rule 485(b) is filed herewith.

(o)	Not Applicable.

(p)	Not Applicable.

(q)	Memorandum describing John Hancock and JHVLICO’s issuance, transfer and redemption procedures for policies pursuant to Rule 6e3(T)(b)(12)(iii). Incorporated by reference to post-effective amendment no. 2 file number 33-76662 filed with the Commission on April 19, 1996.

Powers of Attorney

(i)	Powers of Attorney for John D. DesPrez III, James R. Boyle, Jonathan Chiel, and Warren A. Thomson are incorporated by reference to post-effective amendment number 9 file number 333-73082 filed with the Commission on May 1, 2006.

(ii)	Powers of Attorney for Hugh McHaffie and Lynne Patterson are incorporated by reference to post-effective amendment number 9 file number 333-73082 filed with the Commission on April 30, 2007.

(iii)	Power of Attorney for Scott S. Hartz is filed herewith.

Item 27. Directors and Officers of the Depositor

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY as of April 3, 2008

Directors
John D. DesPrez III*	Chairman, President and Chief Executive Officer
James R. Boyle*	Executive Vice President
Jonathan C. Chiel*	Executive Vice President and General Counsel
Executive Vice President and Chief Investment Officer - US
Scott S. Hartz**	Investments
Hugh McHaffie*	Executive Vice President
Lynne Patterson*	Senior Vice President and Chief Financial Officer
Executive Vice President
Warren A. Thomson***
Executive Vice Presidents
Robert T. Cassato*
Marc Costantini*
Steven A. Finch**
Marianne Harrison**
Katherine MacMillan******
Senior Vice Presidents
James D. Gallagher*
Peter Gordon***
Peter Levitt******	and Treasurer
Gregory Mack**
Ronald J. McHugh***
Diana L. Scott*
Alan R. Seghezzi**	and Chief Counsel - Investments
Bruce R. Speca*
Brooks Tingle**
Ivor J. Thomas***
John G. Vrysen**
Vice Presidents
Emanuel Alves*	Counsel, and Corporate Secretary
Roy V. Anderson******
Susan Bellingham******
Arnold Bergman*
Stephen J. Blewitt**
Robert Boyda*
George H. Braun**

John Burrow***
William Burrow*
Tyler Carr*
Joseph Catalano*******
Philip Clarkson**	and Counsel
John J. Danello*
Willma Davis**
Peter de Vries***
Brent Dennis**
Lynn L. Dyer**	Counsel and Chief Compliance Officer -U.S. Investment
John Egbert*
David Eisan****
Edward Eng******
James E. Enterkin, Jr.*
Carol Nicholson Fulp*
Paul Gallagher**
Wayne A. Gates****
Ann Gencarella**
Richard Harris*****	and Appointed Actuary
Dennis Healy**
Kevin Hill*
E. Kendall Hines**
James C. Hoodlet***	and Counsel
Naveed Irshad**
Terri Judge**
Roy Kapoor******
Mitchell Karman**	Chief Compliance Officer
Frank Knox*	Chief Compliance Officer -Retail Funds/Separate Accounts
Jonathan Kutrubes*
Cynthia Lacasse**
Robert Leach*
David Longfritz*
Janis K. McDonough**
William McPadden**
Nathaniel I. Margolis**
John Maynard**
Peter J. Mongeau**
Curtis Morrison***
Colm D. Mullarkey***
Scott Navin***
Nina Nicolosi*
James O’Brien**
Jacques Ouimet******
Phillip J. Peters**
Steven Pinover*
David Plumb**
Jonathan Porter*****
Krishna Ramdial******	Treasury
S. Mark Ray**
Jill Rebman*****
Karl G. Reinhold**
Mark Rizza*
Andrew Ross******
Thomas Samoluk*
Margo Sammons*****
Martin Sheerin**
Gordon Shone*
Jonnie Smith*
Yiji S. Starr*
Jeffery J. Whitehead*	and Controller

Henry Wong**
Randy Zipse***

*	Principal business office is 601 Congress Street, Boston, MA 02110 Boston, MA 02117

**	Principal business office is 197 Clarendon Street,

***	Principal business office is 200 Clarendon Street, Boston, MA 02117

****	Principal business office is 380 Stuart Street, Boston, MA 02116

*****	Principal business office is 200 Bloor Street, Toronto, Canada M4W1E5

******	Principal business office is 250 Bloor Street, Toronto, Canada M4W1E5

*******	Principal business office is 333 West Everett Street, Wilwaukee, WI 53203

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Registrant is a separate account of John Hancock, operated as a unit investment trust. Registrant supports benefits payable under John Hancock’s variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Trust and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.

The following chart displays corporations and LLCs controlled 50% or more by, or under common control with John Hancock as of December 31, 2007:

Subsidiary Name

AIMV, LLC (Delaware)

American Annuity Agency of Texas, Inc. (Texas) Ameritex Insurance Services, Inc. (Texas) Baystate Investments, LLC (Delaware) CBPF Equity Holdings LLC (Delaware) CEEP Equity Holdings LLC (Delaware)

Declaration Management & Research LLC (Delaware) EIF Equity Holdings LLC (Delaware)

Essex Agency of Texas, Inc. (Texas) Essex Brokerage Services, Inc. (Ohio) Essex Corporation (New York) Essex Corporation of Illinois (Illinois) Essex Holding Company, Inc. (New York) Frigate, LLC (Delaware) Fusion Clearing, Inc (New York)

Hancock Capital Investment Management, LLC (Delaware) Hancock Capital Management, LLC (Delaware) Hancock Forest Management (NZ) Limited (New England) Hancock Forest Management, Inc. (Delaware) Hancock Mezzanine Investments, LLC (Delaware) Hancock Mezzanine Investments II, LLC (Delaware) Hancock Mezzanine Investments III, LLC (Delaware)

Hancock Natural Resource Group Australia Pty Limited (Australia) Hancock Natural Resource Group, Inc. (Delaware) Hancock Venture Partners, Inc. (Delaware)

HVP Special Purpose Sub I, Inc. (Delaware) HVP Special Purpose Sub II, Inc. (Delaware) HVP-Russia, Inc. (Delaware)

International Forest Investments Ltd. (Cayman Islands) JH Networking Insurance Agency, Inc. (Massachusetts) JHFS One Corp. (Massachusetts)

John Hancock Advisers LLC (Delaware) John Hancock Assignment Company (Delaware)

John Hancock Energy Resources Management Inc. (Delaware) John Hancock Financial Network, Inc. (Massachusetts) John Hancock Funds LLC (Delaware)

John Hancock Investment Management Services, LLC (Delaware)

John Hancock Leasing Corporation (Delaware)

John Hancock Property and Casualty Holding Company (Delaware) John Hancock Real Estate Finance, Inc. (Delaware)

John Hancock Realty Advisors, Inc. (Delaware) John Hancock Realty Management Inc. (Delaware) John Hancock Signature Services, Inc. (Delaware) John Hancock Subsidiaries LLC (Delaware) John Hancock Timber Resource Corporation (Delaware)

John Hancock Variable Life Insurance Company (Massachusetts) LR Company, LLC (Delaware)

LVI, LLC (Delaware) Manulife Insurance Company (Delaware)

MFC Global Investment Management (U.S.A.) LLC (Delaware) New Amsterdam Insurance Agency, Inc. (New York) P.T. Asuransi Jiwa John Hancock Indonesia (Indonesia) P.T. Indras Insan Jaya Utama (Indonesia)

P.T. Timber Inc. (Delaware) Provident Insurance Center, Inc. (Maryland) REEF Equity Holdings LLC (Delaware) San Jacinto Insurance Agency, Inc. (Texas)

Signator Insurance Agency, Inc. (Massachusetts) Signator Investors, Inc. (Delaware) Signature Management Co., Ltd. (Bermuda) The Berkeley Financial Group LLC (Delaware)

Viking Timber Gerenciamento De Florestas Do Brasil (Brazil)

Item 29. Indemnification

The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC and various broker- dealers may provide that the selling broker-dealer indemnify and hold harmless John Hancock Distributors LLC and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.

Item 30. Principal Underwriter

(a) Set forth below is information concerning other investment companies for which John Hancock Distributors LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Separate Account S	Principal Underwriter
John Hancock Variable Life Separate Account U	Principal Underwriter
John Hancock Variable Life Separate Account V	Principal Underwriter
John Hancock Variable Life Separate Account UV	Principal Underwriter
John Hancock Variable Annuity Separate Account I	Principal Underwriter
John Hancock Variable Annuity Separate Account JF	Principal Underwriter
John Hancock Variable Annuity Separate Account U	Principal Underwriter
John Hancock Variable Annuity Separate Account V	Principal Underwriter
John Hancock Variable Annuity Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account J	Principal Underwriter

John Hancock Life Insurance Company (U.S.A.)
Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account A	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JHD LLC and the following comprise the Board of Managers and Officers of JHD LLC as of April 1, 2008.

Name	Title
Edward Eng*****	Board Manager
Steven A. Finch**	Board Manager
Lynne Patterson*	Board Manager
Warren Thomson**	Board Manager
Christopher Walker****	Board Manager
Karen Walsh*	Board Manager

Emanuel Alves*	Secretary
Philip Clarkson***	Vice President, U.S. Taxation
Brian Collins****	Vice President, U.S. Taxation
David Crawford****	Assistant Secretary
Vice President, Product Development Retirement Plan
Edward Eng*****	Services
Steven A. Finch**	President and CEO
Peter Levitt*****	Senior Vice President, Treasurer
Heather Justason****	Chief Operating Officer
Jeff Long*	Chief Financial Officer and Financial Operations Principal
Kathleen Pettit**	Vice President and Chief Compliance Officer
Kris Ramdial*****	Vice President, Treasury
Pamela Schmidt**	General Counsel
Karen Walsh*	Vice President, Annuity Distribution

*	Principal Business Office is 601 Congress Street, Boston, MA 02210

**	Principal Business Office is 197 Clarendon Street, Boston, MA 02116

***	Principal Business Office is 200 Clarendon Street, Boston, MA 02116

****	Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

*****	Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5 (c) John Hancock Distributors LLC

The information contained in the section titled “Principal Underwriter and Distributor” in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).

Item 31. Location of Accounts and Records

The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, canceled stock certificates. John Hancock Life Insurance Company (at the same address), in its capacity as Registrant’s depositor keeps all other records required by Section 31 (a) of the Act.

Item 32. Management Services

All management services contracts are discussed in Part A or Part B.

Item 33. Fee Representation

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

The John Hancock Life Insurance Company hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this post-effective amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, as of the 22nd day of April, 2008.

JOHN HANCOCK VARIABLE LIFE

SEPARATE ACCOUNT UV
(Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY

By: /s/ John D. DesPrez III

John D. DesPrez III
Principal Executive Officer

JOHN HANCOCK LIFE INSURANCE COMPANY

(Depositor)

By: /s/ John D. DesPrez III

John D. DesPrez III
Principal Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 22nd day of April, 2008.

Signatures	Title

/s/ Jeffery J. Whitehead	Vice President and Controller
Jeffery J. Whitehead

/s/ Lynne Patterson	Director, Senior Vice President and Chief Financial Officer
Lynne Patterson

*	Director
John D. DesPrez III

*	Director
James R. Boyle

*	Director
Jonathan C. Chiel

*	Director
Scott S. Hartz

*	Director
Hugh McHaffie

*	Director
Warren A. Thomson

/s/ James C. Hoodlet
James C. Hoodlet
Pursuant to Power of Attorney

SUPPLEMENT DATED APRIL 28, 2008

TO

PROSPECTUSES DATED APRIL 28, 2008 OR LATER

This Supplement is to be distributed with certain prospectuses dated April 28, 2008 or later for variable life insurance policies issued by John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York. The prospectuses involved bear the title “Protection Variable Universal Life,” “Accumulation Variable Universal Life,” “Corporate VUL,” “Medallion Variable Universal Life Plus,” “Medallion Variable Universal Life Edge,” “Medallion Variable Universal Life Edge II,” “Medallion Executive Variable Life,” “Medallion Executive Variable Life II,” “Medallion Executive Variable Life III,” “Performance Executive Variable Life,” “Variable Estate Protection,” “Variable Estate Protection Plus,” “Variable Estate Protection Edge,” “Performance Survivorship Variable Universal Life” or “Survivorship Variable Universal Life.” We refer to these prospectuses as the “Product Prospectuses.”

This supplement will be used only with policies sold through the product prospectuses and through registered representatives affiliated with the M Financial Group.

This Supplement is accompanied with a prospectus dated April 29, 2008 for the M Fund, Inc. that contains detailed information about the funds. Be sure to read that prospectus before selecting any of the four additional variable investment options/investment accounts.

AMENDMENT TO PRODUCT PROSPECTUSES

The table on the cover page of each product prospectus is amended to include the following four additional variable investment options/investment accounts:

Brandes International Equity

Turner Core Growth

Frontier Capital Appreciation

Business Opportunity Value

VL M SUPP (4-08)

May, 2008

This disclosure is distributed to policy owners of variable life insurance policies issued by John Hancock Life Insurance Company (“John Hancock”) and offering interests in John Hancock Variable Life Account UV (the “Account” or “Separate Account”).

1. The prospectus for the “Annual Premium Variable Life” product is amended to replace the list of available investment options on page 1 of the product prospectus with the following:

Active Bond	Managed	Optimized All Cap
Blue Chip Growth	Money Market B	Real Estate Securities
International Equity Index B

2. The prospectuses for the “Medallion Variable Life,” “Flex-V1,” and “Flex-V2” products are amended to replace the list of available investment options on page 1 of the product prospectus with the following:

500 Index B	Lifestyle Balanced	Money Market B
Active Bond	Lifestyle Growth	Optimized All Cap
Blue Chip Growth	Lifestyle Moderate	Overseas Equity
Capital Appreciation	Managed	Real Estate Securities
Equity-Income	Mid Cap Intersection	Short-Term Bond
Global Bond	Mid Cap Stock	Small Cap Growth
High Yield	Mid Value	Total Bond Market B
International Equity Index B

1

3. The prospectuses for the “Performance Survivorship Variable Universal Life,” “Medallion Executive Variable Life III,” “Medallion Variable Universal Life Edge,” “Medallion Variable Universal Life Edge II,” “Medallion Variable Universal Life Plus,” “Variable Estate Protection,” “Variable Estate Protection Plus,” “Performance Executive Variable Life,” and “Variable Estate Protection Edge” products are amended to replace the list of available investment options on page 1 of the product prospectus with the following:

500 Index B	Global Bond	Optimized All Cap
Active Bond	Global Real Estate	Optimized Value
All Cap Core	Health Sciences	Overseas Equity
All Cap Growth	High Yield	Pacific Rim
All Cap Value	Income & Value	PIMCO VIT All Asset
American Asset Allocation	Index Allocation	Real Estate Securities
American Blue Chip Income and Growth	International Core	Real Return Bond
American Bond	International Equity Index B	Science & Technology
American Growth	International Opportunities	Short-Term Bond
American Growth-Income	International Small Cap	Small Cap
American International	International Value	Small Cap Growth
Blue Chip Growth	Investment Quality Bond	Small Cap Index
Capital Appreciation	Large Cap	Small Cap Opportunities
Capital Appreciation Value	Large Cap Value	Small Cap Value
Classic Value	Lifestyle Aggressive	Small Company Value
Core Allocation Plus	Lifestyle Balanced	Strategic Bond
Core Bond	Lifestyle Conservative	Strategic Income
Core Equity	Lifestyle Growth	Total Bond Market B
Disciplined Diversification	Lifestyle Moderate	Total Return
Emerging Growth	Managed	Total Stock Market Index
Emerging Small Company	Mid Cap Index	U.S. Core
Equity-Income	Mid Cap Intersection	U.S. Government Securities
Financial Services	Mid Cap Stock	U.S. High Yield Bond
Franklin Templeton Founding Allocation	Mid Cap Value	U.S. Large Cap
Fundamental Value	Mid Value	Utilities
Global	Money Market B	Value
Global Allocation	Natural Resources

2

4. The last two tables appearing in the section entitled “Fee Tables” are deleted and the following substituted in their place. Please note that certain of the investment options described in these tables may not be available to you under your policy.

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/ or service (12b-1) fees, and other expenses	0.49%	1.57%

The next table describes the fees and expenses for each portfolio underlying a variable investment option offered through this prospectus. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan that may use the portfolio as its underlying investment medium. Except for the American Asset Allocation, American International, American Growth, American Growth-Income, American Blue Chip Income and Growth, American Bond and PIMCO VIT All Asset portfolios, all of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. Except as indicated in the footnotes appearing at the end of the table, the expense ratios are based upon the portfolio’s actual expenses for the year ended December 31, 2007.

Portfolio Annual Expenses

(as a percentage of portfolio average net assets, rounded to two decimal places)

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses[1]	Contractual Expense Reimbursement	Net Operating Expenses
500 Index B2	0.46%	0.00%	0.03%	0.00%	0.49%	0.24%	0.25%
Active Bond[3]	0.60%	0.00%	0.03%	0.00%	0.63%	0.00%	0.63%
All Cap Core[3]	0.77%	0.00%	0.04%	0.00%	0.81%	0.00%	0.81%
All Cap Growth[3]	0.85%	0.00%	0.05%	0.00%	0.90%	0.00%	0.90%
All Cap Value[3]	0.83%	0.00%	0.02%	0.00%	0.85%	0.00%	0.85%
American Asset Allocation[4,5,6]	0.31%	0.60%	0.05%	0.00%	0.96%	0.01%	0.95%
American Blue Chip Income and Growth[4]	0.41%	0.60%	0.04%	0.00%	1.05%	0.00%	1.05%
American Bond[4,5]	0.40%	0.60%	0.03%	0.00%	1.03%	0.00%	1.03%
American Growth[4]	0.32%	0.60%	0.03%	0.00%	0.95%	0.00%	0.95%
American Growth-Income[4]	0.26%	0.60%	0.03%	0.00%	0.89%	0.00%	0.89%
American International[4]	0.49%	0.60%	0.05%	0.00%	1.14%	0.00%	1.14%
Blue Chip Growth[3,7]	0.81%	0.00%	0.02%	0.00%	0.83%	0.00%	0.83%
Capital Appreciation[3]	0.73%	0.00%	0.04%	0.00%	0.77%	0.00%	0.77%
Capital Appreciation Value[3,6]	0.85%	0.00%	0.11%	0.00%	0.96%	0.00%	0.96%
Classic Value[3]	0.80%	0.00%	0.07%	0.00%	0.87%	0.00%	0.87%
Core Allocation Plus[3,6]	0.92%	0.00%	0.14%	0.00%	1.06%	0.00%	1.06%
Core Bond[3]	0.64%	0.00%	0.11%	0.00%	0.75%	0.01%	0.74%
Core Equity[3]	0.77%	0.00%	0.04%	0.00%	0.81%	0.00%	0.81%
Disciplined Diversification[3,6,8]	0.80%	0.00%	0.14%	0.00%	0.94%	0.24%	0.70%
Emerging Growth[3]	0.80%	0.00%	0.17%	0.00%	0.97%	0.00%	0.97%
Emerging Small Company[3]	0.97%	0.00%	0.05%	0.00%	1.02%	0.00%	1.02%
Equity-Income[3,7]	0.81%	0.00%	0.03%	0.00%	0.84%	0.00%	0.84%
Financial Services[3]	0.81%	0.00%	0.05%	0.00%	0.86%	0.00%	0.86%
Franklin Templeton Founding Allocation [6,9]	0.05%	0.00%	0.03%	0.86%	0.94%	0.05%	0.89%
Fundamental Value[3]	0.76%	0.00%	0.04%	0.00%	0.80%	0.00%	0.80%
Global[3,10,11,12]	0.81%	0.00%	0.11%	0.00%	0.92%	0.01%	0.91%
Global Allocation[3]	0.85%	0.00%	0.13%	0.05%	1.03%	0.00%	1.03%

3

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses[1]	Contractual Expense Reimbursement	Net Operating Expenses
Global Bond[3]	0.70%	0.00%	0.11%	0.00%	0.81%	0.00%	0.81%
Global Real Estate[3]	0.93%	0.00%	0.13%	0.00%	1.06%	0.00%	1.06%
Health Sciences[3,7]	1.05%	0.00%	0.09%	0.00%	1.14%	0.00%	1.14%
High Yield[3]	0.66%	0.00%	0.04%	0.00%	0.70%	0.00%	0.70%
Income and Value[3]	0.80%	0.00%	0.06%	0.00%	0.86%	0.00%	0.86%
Index Allocation[6,13]	0.05%	0.00%	0.03%	0.53%	0.61%	0.06%	0.55%
International Core[3]	0.89%	0.00%	0.13%	0.00%	1.02%	0.00%	1.02%
International Equity Index B2	0.53%	0.00%	0.04%	0.01%	0.58%	0.23%	0.35%
International Opportunities[3]	0.87%	0.00%	0.12%	0.00%	0.99%	0.00%	0.99%
International Small Cap[3]	0.91%	0.00%	0.21%	0.00%	1.12%	0.00%	1.12%
International Value[3,10]	0.81%	0.00%	0.16%	0.00%	0.97%	0.02%	0.95%
Investment Quality Bond[3]	0.59%	0.00%	0.07%	0.00%	0.66%	0.00%	0.66%
Large Cap[3]	0.71%	0.00%	0.07%	0.00%	0.78%	0.01%	0.77%
Large Cap Value[3]	0.81%	0.00%	0.04%	0.00%	0.85%	0.00%	0.85%
Lifestyle Aggressive	0.04%	0.00%	0.02%	0.87%	0.93%	0.00%	0.93%
Lifestyle Balanced	0.04%	0.00%	0.02%	0.82%	0.88%	0.00%	0.88%
Lifestyle Conservative	0.04%	0.00%	0.02%	0.76%	0.82%	0.00%	0.82%
Lifestyle Growth	0.04%	0.00%	0.02%	0.85%	0.91%	0.00%	0.91%
Lifestyle Moderate	0.04%	0.00%	0.02%	0.80%	0.86%	0.00%	0.86%
Managed[3]	0.69%	0.00%	0.02%	0.00%	0.71%	0.00%	0.71%
Mid Cap Index[3,14]	0.47%	0.00%	0.03%	0.00%	0.50%	0.01%	0.49%
Mid Cap Intersection[3]	0.87%	0.00%	0.06%	0.00%	0.93%	0.00%	0.93%
Mid Cap Stock[3]	0.84%	0.00%	0.05%	0.00%	0.89%	0.01%	0.88%
Mid Cap Value[3]	0.85%	0.00%	0.05%	0.00%	0.90%	0.00%	0.90%
Mid Value[3,7]	0.97%	0.00%	0.07%	0.00%	1.04%	0.00%	1.04%
Money Market B2	0.50%	0.00%	0.01%	0.00%	0.51%	0.23%	0.28%
Natural Resources[3]	1.00%	0.00%	0.08%	0.00%	1.08%	0.00%	1.08%
Optimized All Cap[3]	0.71%	0.00%	0.04%	0.00%	0.75%	0.00%	0.75%
Optimized Value[3]	0.65%	0.00%	0.04%	0.00%	0.69%	0.00%	0.69%
Overseas Equity[3]	0.97%	0.00%	0.14%	0.00%	1.11%	0.00%	1.11%
Pacific Rim[3]	0.80%	0.00%	0.27%	0.00%	1.07%	0.01%	1.06%
PIMCO VIT All Asset[15]	0.18%	0.25%	0.45%	0.69%	1.57%	0.02%	1.55%
Real Estate Securities[3]	0.70%	0.00%	0.03%	0.00%	0.73%	0.00%	0.73%
Real Return Bond[3,16,17]	0.68%	0.00%	0.06%	0.00%	0.74%	0.00%	0.74%
Science and Technology[3,7]	1.05%	0.00%	0.09%	0.00%	1.14%	0.00%	1.14%
Short-Term Bond[3]	0.58%	0.00%	0.02%	0.00%	0.60%	0.00%	0.60%
Small Cap[3]	0.85%	0.00%	0.06%	0.01%	0.92%	0.00%	0.92%
Small Cap Growth[3]	1.07%	0.00%	0.06%	0.00%	1.13%	0.01%	1.12%
Small Cap Index[3,14]	0.48%	0.00%	0.03%	0.00%	0.51%	0.00%	0.51%
Small Cap Opportunities[3]	0.99%	0.00%	0.04%	0.00%	1.03%	0.00%	1.03%
Small Cap Value[3]	1.06%	0.00%	0.05%	0.00%	1.11%	0.00%	1.11%
Small Company Value[3,7]	1.02%	0.00%	0.04%	0.00%	1.06%	0.00%	1.06%
Strategic Bond[3]	0.67%	0.00%	0.07%	0.00%	0.74%	0.00%	0.74%
Strategic Income[3]	0.69%	0.00%	0.09%	0.00%	0.78%	0.00%	0.78%
Total Bond Market B2	0.47%	0.00%	0.06%	0.00%	0.53%	0.28%	0.25%
Total Return[3,11,16]	0.69%	0.00%	0.06%	0.00%	0.75%	0.00%	0.75%
Total Stock Market Index[3,14]	0.48%	0.00%	0.04%	0.00%	0.52%	0.01%	0.51%
U.S. Core[3]	0.76%	0.00%	0.05%	0.00%	0.81%	0.01%	0.80%

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Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses[1]	Contractual Expense Reimbursement	Net Operating Expenses
U.S. Government Securities[3]	0.61%	0.00%	0.07%	0.00%	0.68%	0.00%	0.68%
U.S. High Yield Bond[3]	0.73%	0.00%	0.05%	0.00%	0.78%	0.01%	0.77%
U.S Large Cap[3]	0.82%	0.00%	0.03%	0.00%	0.85%	0.00%	0.85%
Utilities[3]	0.82%	0.00%	0.15%	0.00%	0.97%	0.01%	0.96%
Value[3]	0.74%	0.00%	0.04%	0.00%	0.78%	0.00%	0.78%

[1]

Total Operating Expenses include fees and expenses incurred indirectly by a portfolio as a result of its investment in other investment companies (each an “Acquired Fund”). The Total Operating Expenses shown may not correlate to the portfolio’s ratio of expenses to average net assets shown in the financial highlights section in the prospectus for the portfolio, which does not include Acquired Fund fees and expenses. Acquired Fund fees and expenses are estimated, not actual, amounts based on the portfolio’s current fiscal year.

[2]

John Hancock Trust (the “Trust”) sells shares of these portfolios only to certain variable life insurance and variable annuity separate accounts of ours and our affiliates. As reflected in the table, each portfolio is subject to an expense cap pursuant to an agreement between the Trust and John Hancock Investment Management Services, LLC (the “Adviser”). The expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the portfolio) in an amount so that the rate of the portfolio’s Total Operating Expenses does not exceed its Net Operating Expenses as listed in the table above. A portfolio’s Total Operating Expenses includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio’s business. Under the agreement, the Adviser’s obligation to provide the expense cap with respect to a particular portfolio will remain in effect until May 1, 2009 and will terminate after that date only if the Trust, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the variable life insurance or variable annuity insurance separate accounts of ours or any of our affiliates that are specified in the agreement.

[3]

Effective January 1, 2006, the Adviser has contractually agreed to waive its advisory fee for certain portfolios or otherwise reimburse the expenses of those portfolios. The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the participating portfolios that exceeds $50 billion. The amount of the reimbursement will be calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each portfolio. The reimbursement will remain in effect until May 1, 2009.

See the Trust prospectus for information on the participating portfolios.

[4]

Capital Research Management Company (the adviser to the master fund for each of the Trust feeder funds) is voluntarily waiving a portion of its management fee. The fees shown do not reflect the waiver. See the financial highlights table in the American Funds’ prospectus or annual report for further information.

[5]

The table reflects the fees and expenses of the master and feeder portfolios. The Adviser has contractually limited other expenses at the feeder portfolio level to 0.03% until May 1, 2010, and the table reflects this limit. Other portfolio level expenses consist of operating expenses of the portfolio, excluding advisor fees, 12b-1 fees, transfer agent fees, blue sky fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

[6]

For portfolios that have not started operations or have had operations of less than six months as of December 31, 2007, expenses are based on estimates of expenses expected to be incurred over the next year.

[7]

T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for certain portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Blue Chip Growth, Equity-Income, Health Sciences, Science & Technology, Small Company Value, Spectrum Income and Real Estate Equity portfolios. Based on the combined average daily net assets of the portfolios, the percentage fee reduction (as a percentage of the subadvisory fee) as of November 1, 2006 is as follows: 0% for the first $750 million, 5% for the next $750 million, 7.5% for the next $1.5 billion, and 10% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser. The fees shown do not reflect this waiver. For more information, please see the prospectus for the underlying portfolios.

[8]

The Adviser has contractually agreed to reimburse expenses of the portfolio that exceed 0.70% of the average annual net assets of the portfolio. Expenses include all expenses of the portfolio except Rule 12b-1 fees, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the Trust.

[9]

The Adviser has contractually agreed to limit portfolio expenses to 0.025% until May 1, 2010. Portfolio expenses includes advisory fee and other operating expenses of the portfolio, but excludes 12b-1 fees, underlying portfolio expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

[10]

The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the portfolio does not exceed 0.45% of the portfolio’s average net assets. This advisory fee waiver will remain in place until May 1, 2010.

5

[11]	The advisory fee rate shown reflects the tier schedule that is currently in place as described in the prospectus for the underlying portfolio.
[12]

The Adviser has contractually agreed to reduce its advisory fee for a class of shares of a portfolio in an amount equal to the amount by which the expenses of such class of the portfolio exceed the expense limit (as a percentage of the average annual net assets of the portfolio attributable to the class) of 0.15% and, if necessary, to remit to that class of the portfolio an amount necessary to ensure that such expenses do not exceed that expense limit. “Expenses” means all the expenses of a class of a portfolio excluding advisory fees, Rule 12b-1 fees, transfer agency fees and service fees, blue sky fees, taxes, portfolio brokerage commissions, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the portfolio.

[13]

The Adviser has contractually agreed to reimburse expenses of the portfolio that exceed 0.02% of the average annual net assets of the portfolio. Expenses includes all expenses of the portfolio except Rule 12b-1 fees, underlying portfolio expenses, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2010.

[14]

The Adviser has voluntarily agreed to reduce its advisory fee for a class of shares of the portfolio in an amount equal to the amount by which the expenses of such class of the portfolio exceed the expense limit (as a percentage of the average annual net assets of the portfolio attributable to the class) of 0.05% and, if necessary, to remit to that class of the portfolio an amount necessary to ensure that such expenses do not exceed that expense limit. “Expenses” means all the expenses of a class of a portfolio excluding advisory fees, Rule 12b-1 fees, transfer agency fees and service fees, blue sky fees, taxes, portfolio brokerage commissions, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to the Trust. This voluntary expense limitation may be terminated at any time.

[15]

Other expenses for the PIMCO VIT All Asset portfolio reflect an administrative fee of 0.25% and a service fee of 0.20%. Acquired Fund fees and expenses for the portfolio are based upon an allocation of the portfolio’s assets among the underlying portfolios and upon the total annual operating expenses of the Institutional Class shares of these underlying portfolios. Acquired Fund fees and expenses will vary with changes in the expenses of the underlying portfolios, as well as allocation of the portfolio’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each underlying portfolio for the most recent fiscal year, please refer to the prospectus for the underlying portfolio. Pacific Investment Management Company LLC (“PIMCO”), the adviser to the portfolio, has contractually agreed for the current fiscal year to reduce its advisory fee to the extent that the underlying portfolio expenses attributable to advisory and administrative fees exceed 0.64% of the total assets invested in the underlying portfolios. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. This expense reduction is implemented based on a calculation of Acquired Fund fees and expenses shown in the table. For more information, please refer to the prospectus for the underlying portfolio.

[16]	Other Expenses reflect the estimate of amounts to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.
[17]

The advisory fees were changed during the previous fiscal year. Rates shown reflect what the advisory fees would have been during the fiscal year 2007 had the new rates been in effect for the whole year.

6

5. The section of the prospectus entitled “Table of Investment Options and Investment Subadvisers” is deleted and the following is substituted in its place. Please note that certain of the investment options described in this table may not be available to you under your policy.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the “Trust” or “JHT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”)), and hold the shares in a subaccount of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio’s average net assets for 2007, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

The John Hancock Trust, and the PIMCO Trust, are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Growth- Income, American Growth, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust and are subject to a 0.60% 12b-1 fee. The American Asset Allocation, American Growth, American International, American Growth-Income, American Blue Chip Income and Growth and American Bond portfolios operate as “feeder funds,” which means that the portfolio does not buy investment securities directly. Instead, it invests in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the portfolio in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

7

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective and Strategy
500 Index B	MFC Global Investment Management (U.S.A.) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad based U.S. domestic equity market index. To pursue this goal, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the S&P 500 Index* and securities (which may or may not be included in the S&P 500 Index) that the subadviser believes as a group will behave in a manner similar to the index. The subadviser may determine that the portfolio’s investments in certain instruments, such as index futures, total return swaps and ETFs have similar economic characteristics to securities that are in the S&P 500 Index.

Active Bond	Declaration Management & Research LLC & MFC Global Management (U.S.), LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in a diversified mix of debt securities and instruments.

All Cap Core	Deutsche Investment Management Americas Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small-, mid- and large-capitalization) of those within the Russell 3000 Index.*

All Cap Growth	Invesco Aim Capital Management, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests its assets principally in common stocks of companies that the subadviser believes likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. Any income received from securities held by the portfolio will be incidental.

All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio invests in equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued. The portfolio will invest at least 50% of its net assets in equity securities of large, seasoned companies with market capitalizations at the time of purchase that fall within the market capitalization range of the Russell 1000 Index.* This range varies daily. The portfolio will invest the remainder of its assets in mid-sized and small company securities.

American Asset Allocation	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The portfolio invests all of its assets in the master fund, Class 1 shares of the Asset Allocation portfolio, a series of American Funds Insurance Series. The portfolio invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments. In addition, the portfolio may invest up to 25% of its debt assets in lower quality debt securities (rated Ba or below by Moody’s and BB or below by S&P or unrated but determined to be of equivalent quality). Such securities are sometimes referred to as junk bonds. The portfolio is designed for investors seeking above-average total return.

American Blue Chip Income and Growth	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the S&P 500 Index*) and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in the master fund, Class 1 shares of the Blue Chip Income and Growth portfolio, a series of American Funds Insurance Series. The Blue Chip Income and Growth portfolio invests primarily in common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above. The Blue Chip Income and Growth portfolio may also invest up to 10% of its assets in common stocks of larger, non-U.S. companies, so long as they are listed or traded in the U.S. The Blue Chip Income and Growth portfolio will invest, under normal market conditions, at least 90% of its assets in equity securities.

8

Portfolio	Portfolio Manager	Investment Objective and Strategy
American Bond	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to maximize current income and preserve capital. The portfolio invests all of its assets in the master fund, Class 1 shares of the Bond portfolio, a series of American Funds Insurance Series. The Bond portfolio normally invests at least 80% of its net assets (plus borrowing for investment purposes) in bonds. The Bond portfolio will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in bonds that are rated Ba or below by Moody’s and BB or below by S&P or that are unrated but determined to be of equivalent quality (so called junk bonds). The Bond portfolio may invest in bonds of issuers domiciled outside the U.S.

American Growth	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in the master fund, Class 1 shares of the Growth portfolio, a series of American Funds Insurance Series. The Growth portfolio invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The Growth portfolio may also invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada.

American Growth-Income	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investments grow and to provide the shareholder with income over time. The portfolio invests all of its assets in the master fund, Class 1 shares of the Growth-Income portfolio, a series of American Funds Insurance Series. The Growth-Income portfolio invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The Growth-Income portfolio may invest a portion of its assets in securities of issuers domiciled outside the U.S. and not included in the S&P 500 Index.*

American International	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in the master fund, Class 1 shares of the International portfolio, a series of American Funds Insurance Series. The International portfolio invests primarily in common stocks of companies located outside the U.S.

Blue Chip Growth	T. Rowe Price Associates, Inc.	To provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in the subadviser’s view, are well established in their industries and have the potential for above-average earnings growth.

Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity- related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium- to large-capitalization companies.

Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options.

Classic Value	Pzena Investment Management, LLC.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its assets in domestic equity securities. The portfolio may invest in securities of foreign issuers, but will generally limit such investments to American Depositary Receipts and foreign securities listed and traded on a U.S. exchange or the NASDAQ market.

Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time.

9

Portfolio	Portfolio Manager	Investment Objective and Strategy
Core Bond	Wells Capital Management, Incorporated	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.

Core Equity	Legg Mason Capital Management, Inc.	To seek long-term capital growth. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities that, in the subadviser’s opinion, offer the potential for capital growth.

Disciplined Diversification	Dimensional Fund Advisers LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:

		Target Allocation	Range of Allocations
		Equity Securities: 70%	65% – 75%
		Fixed Income Securities: 30%	25% – 35%

Emerging Growth	MFC Global Investment Management (U.S.), LLC	To seek superior long-term rates of return through capital appreciation. Under normal market conditions, the portfolio seeks to achieve its objective by investing primarily in high quality securities (those with a proven track record of performance and/or growth) and convertible instruments of small-capitalization U.S. companies.

Emerging Small Company	RCM Capital Management LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) at the time of investment in securities of small- capitalization companies. The subadviser defines securities of small-capitalization companies as common stocks and other equity securities of U.S. companies that have a market capitalization that does not exceed the highest market capitalization of any company contained in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

Equity-Income	T. Rowe Price Associates, Inc.	To provide substantial dividend income and also long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities, with at least 65% in common stocks of well established companies paying above-average dividends.

Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services. The portfolio invests primarily in common stocks of financial services companies.

Franklin Templeton Founding Allocation	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. The portfolio invests in other portfolios and in other investment companies as well as other types of investments. The portfolio currently invests primarily in three underlying portfolios: the Global Trust, Income Trust and Mutual Shares Trust, as described in the JHT prospectus. The portfolio may purchase any portfolios except other JHT funds of funds and the American feeder funds. When purchasing shares of other JHT funds, the Franklin Templeton Founding Allocation Trust only purchases NAV shares (which are not subject to Rule 12b-1 fees).

Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.

Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.

Global Allocation	UBS Global Asset Management (Americas) Inc.	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities and equity securities.

10

Portfolio	Portfolio Manager	Investment Objective and Strategy
Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income instruments, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed income instruments may be denominated in non-U.S. currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, future contracts, or swap agreements.

Global Real Estate	Deutsche Investment Management Americas Inc.	To seek a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. REITs, foreign entities with tax-transparent structures similar to REITs and U.S. and foreign real estate operating companies. Equity securities include common stock, preferred stock and securities convertible into common stock. The portfolio will be invested in issuers located in at least three different countries, including the U.S.

Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed “health sciences”).

High Yield	Western Asset Management Company	To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):

		Moody’s	Ba through C
		Standard & Poor’s	BB through D

Income & Value	Capital Guardian Trust Company	To seek the balanced accomplishment of conservation of principal and long-term growth of capital and income. Under normal market conditions, the portfolio invests its assets in both equity and fixed income securities. The subadviser has full discretion to determine the allocation of assets between equity and fixed income securities. Generally, between 25% and 75% of the portfolio’s total assets will be invested in fixed income securities unless the subadviser determines that some other proportion would better serve the portfolio’s investment objective.

Index Allocation	MFC Global Investment Management (U.S.A.) Limited	To seek long term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in a number of the other index portfolios of JHT. The portfolio invests approximately 70% of its total assets in underlying portfolios which invest primarily in equity securities and approximately 30% of its total assets in underlying portfolios which invest primarily in fixed income securities.

International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.

International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index.*

11

Portfolio	Portfolio Manager	Investment Objective and Strategy
International Opportunities	Marsico Capital Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers of securities in the portfolio may be based in or economically tied to the U.S.

International Small Cap	Franklin Templeton Investment Corp.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in investments of small companies outside the U.S., including emerging markets, which have total stock market capitalization or annual revenues of $4 billion or less.

International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of companies located outside the U.S., including in emerging markets.

Investment Quality Bond	Wellington Management Company, LLP	To provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer term maturities.

Large Cap	UBS Global Asset Management (Americas) Inc.	To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large-capitalization companies. The portfolio defines large-capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Index.*

Large Cap Value	BlackRock Investment Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of large-capitalization companies selected from those that are, at the time of purchase, included in the Russell 1000 Value Index.* The portfolio will seek to achieve its investment objective by investing primarily in a diversified portfolio of equity securities of large-capitalization companies located in the U.S. The portfolio will seek to outperform the Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at or below normal valuations.

Lifestyle Aggressive	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio operates as a fund of funds and invests 100% of its assets in underlying portfolios which invest primarily in equity securities.

Lifestyle Balanced	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio operates as a fund of funds and invests approximately 40% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 60% in underlying portfolios which invest primarily in equity securities.

Lifestyle Conservative	MFC Global Investment Management (U.S.A.) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio operates as a fund of funds and invests approximately 80% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 20% in underlying portfolios which invest primarily in equity securities.

Lifestyle Growth	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio operates as a fund of funds and invests approximately 20% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 80% in underlying portfolios which invest primarily in equity securities.

12

Portfolio	Portfolio Manager	Investment Objective and Strategy
Lifestyle Moderate	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio operates as a fund of funds and invests approximately 60% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 40% in underlying portfolios which invest primarily in equity securities.

Managed	Grantham, Mayo, Van Otterloo & Co. LLC & Declaration Management & Research LLC	To seek income and long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in a diversified mix of common stocks of large-capitalization U.S. companies and bonds with an overall intermediate term average maturity.

Mid Cap Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a mid-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the S&P MidCap 400 Index* and securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Mid Cap Intersection	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the purposes of the portfolio, medium-sized companies are those with market capitalizations, at the time of investment, within the market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in mid-sized companies, with market capitalizations within the market capitalization range of companies in the Russell MidCap Index.* This range varies daily. The portfolio invests 65% of its total assets in equity securities which it believes to be undervalued in the marketplace.

Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the Russell MidCap Index* or the Russell MidCap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

Money Market B	MFC Global Investment Management (U.S.A.) Limited	To obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar denominated money market instruments.

Natural Resources	Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.

Optimized All Cap	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Under normal market conditions the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will generally focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

13

Portfolio	Portfolio Manager	Investment Objective and Strategy
Optimized Value	MFC Global Investment Management (U.S.A.) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital. The portfolio invests in U.S. companies with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*

Overseas Equity	Capital Guardian Trust Company	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of a diversified mix of large established and medium sized foreign companies located primarily in developed countries (outside of the U.S.) and, to a lesser extent, in emerging markets.

Pacific Rim	MFC Global Investment Management (U.S.A.) Limited	To achieve long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region, including emerging markets that have attractive long-term prospects for growth of capital. Current income from dividends and interest will not be an important consideration in the selection of portfolio securities.

PIMCO VIT All Asset Portfolio (a series of the PIMCO Variable Insurance Trust) (only Class M is available for sale)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio invests primarily in a diversified mix of common stocks of large and mid-sized U.S. companies and bonds with an overall intermediate term average maturity.

Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of REITs and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

Science & Technology	T. Rowe Price Associates, Inc. & RCM Capital Management LLC	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity linked notes and derivatives relating to common stocks, such as options on equity linked notes.

Short-Term Bond	Declaration Management & Research, LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) at the time of investment in a diversified mix of debt securities and instruments. The securities and instruments will have an average credit quality rating of A or AA and a weighted average effective maturity between one and three years, and no more than 15% of the portfolio’s net assets will be invested in high yield bonds.

Small Cap	Independence Investments LLC	To seek maximum capital appreciation consistent with reasonable risk to principal. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of small-capitalization companies whose market capitalizations, at the time of investment, do not exceed the greater of $2 billion, the market capitalization of the companies in the Russell 2000 Index,* and the market capitalization of the companies in the S&P SmallCap 600 Index.*

14

Portfolio	Portfolio Manager	Investment Objective and Strategy
Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

Small Cap Index	MFC Global Investment Management (U.S.A) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests, at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the Russell 2000 Index* and securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Small Cap Opportunities	Munder Capital Management	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. “Small-capitalization companies” are those companies with market capitalizations, at the time of investment, within the range of the companies in the Russell 2000 Index.*

Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.

Strategic Bond	Western Asset Management Company	To seek a high level of total return consistent with preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities.

Strategic Income	MFC Global Investment Management (U.S.), LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its assets in foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities and domestic high yield bonds.

Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Lehman Brothers Aggregate Bond Index** (which represents the U.S. investment grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Lehman Brothers Aggregate Bond Index.

Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

Total Stock Market Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the Dow Jones Wilshire 5000 Index,* and securities (which may or may not be included in the Dow Jones Wilshire 5000 Index) that the subadviser believes as a group will behave in a manner similar to the index.

15

Portfolio	Portfolio Manager	Investment Objective and Strategy
U.S. Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek a high total return. Under normal market conditions, the portfolio invests at least 80% of its net assets in investments tied economically to the U.S., and it typically invests in equity investments in U.S. companies whose stocks are included in the S&P 500 Index* or in companies with size and growth characteristics similar to companies that issue stocks included in the Index.

U.S. Government Securities	Western Asset Management Company	To obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities and futures contracts. The portfolio may invest the balance of its assets in non-U.S. Government securities including, but not limited to, fixed rate and adjustable rate mortgage-backed securities, asset-backed securities, corporate debt securities and money market instruments.

U.S. High Yield Bond	Wells Capital Management, Incorporated	To seek total return with a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in U.S. corporate debt securities that are, at the time of investment, below investment grade, including preferred and other convertible securities in below investment grade debt securities (sometimes referred to as junk bonds or high yield securities). The portfolio also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.

U.S. Large Cap	Capital Guardian Trust Company	To seek long-term growth of capital and income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of U.S. companies with market capitalizations, at the time of investment, greater than $500 million.

Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies (including emerging markets).

Value	Van Kampen	To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell MidCap Value Index.*

*

“Dow Jones Wilshire 5000 Index ®” is a trademark of Wilshire Associates. “MSCI All Country World ex US Index” is a trademark of Morgan Stanley & Co. Incorporated.”Russell 1000, ®” “Russell 2000, ®” “Russell 2500, ®” “Russell 3000, ®” “Russell MidCap, ®” and “Russell MidCap Value ®” are trademarks of Frank Russell Company.”S&P 500, ®” “S&P MidCap 400, ®” and “S&P SmallCap 600 ® ” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indexes referred to in the portfolio descriptions track companies having the ranges of approximate market capitalization, as of February 29, 2008, set out below:

Dow Jones Wilshire 5000 Index — $25 million to $468.29 billion MSCI All Country World Ex US Index — $56 million to $309 billion Russell 1000 Index — $302 million to $468.29 billion Russell 2000 Index — $25 million to $7.68 billion

Russell 2500 Index — $25 million to $16.12 billion Russell 3000 Index — $25 million to $468.29 billion Russell MidCap Index — $302 million to $49.3 billion Russell MidCap Value Index — $463 million to $49.3 billion S&P 500 Index — $744 million to $468.29 billion S&P MidCap 400 Index — $302 million to $11.13 billion S&P SmallCap 600 Index — $65 million to $5.26 billion

**	The Lehman Brothers Aggregate Bond Index is a bond index. A bond index relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

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6. Insert the following paragraphs at the end of the section of the prospectus entitled “Transfers of existing account value.”

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number and timing of transfers, we will monitor aggregate trades among the subaccounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.

7. The discussion under the section of the prospectus entitled “Tax considerations” is deleted and the following is substituted in its place.

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non- qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our “policy holder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a “DAC tax” charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a “DAC tax adjustment.” We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

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However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the “Code”) defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Code. If your policy offers, and you have elected the Acceleration of Death Benefit for Qualified Long-Term Care Services Rider, the rider’s benefits generally will be excludable from gross income under the Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Code. We have designed the rider to meet these standards.

Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If your policy offers, and you have elected the Acceleration of Death Benefit for Qualified Long-Term Care Services Rider, you may be deemed to have received a distribution for tax purposes each time a deduction is made from your policy value to pay the rider charge.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to

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the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully “paid-up” after the payment of 7 equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

•

First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.

•

Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

•

Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

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•	is made on or after the date on which the policy owner attains age 59 1/2;

•	is attributable to the policy owner becoming disabled; or

•

is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

If your policy is issued as a survivorship policy, and if there is at any time a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) under a survivorship policy, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. If the premiums paid to date at any point after the date of issue are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

If your policy is issued as a non-survivorship policy, and if there is a reduction in benefits under the policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7- pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalcuated 7-pay limit, the policy will become a modified endowment contract.

If your policy is issued as a result of a section 1035 exchange, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to

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state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

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In addition to the disclosure contained herein, John Hancock has filed with the SEC a prospectus and a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock representative. The SAI may be obtained by contacting the John Hancock Servicing Office. You should also contact the John Hancock Servicing Office to request any other information about your policy or to make any inquiries about its operation.

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

SUPPLEMENT DATED APRIL 28, 2008

TO

PROSPECTUSES DATED APRIL 28, 2008 OR LATER

This supplement is intended to be distributed with certain prospectuses dated April 28, 2008 or later for variable life insurance policies issued by John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York.

The prospectuses involved bear the title “Protection Variable Universal Life,” “Accumulation Variable Universal Life,” “VEP Plus,” “VEP Edge,” “Majestic Performance Survivorship Variable Universal Life,” “Medallion Variable Universal Life Plus,” “Medallion Variable Universal Life Edge,” “Medallion Variable Universal Life Edge II” or “Survivorship Variable Universal Life.” We refer to these prospectuses as the “Product Prospectuses.”

This supplement will be used only with policies sold through the product prospectuses and through duly appointed insurance agents who are associated with certain authorized general agencies and who are also registered representatives of certain authorized broker dealers.

This Supplement is accompanied with the prospectus for The World Insurance Trust that contains detailed information about the CSI Equity Fund. Be sure to read that prospectus before selecting the additional variable investment option/investment account described in this supplement.

Add the following investment account to the table on the cover page:

CSI Equity

CSI Prod Supp (4/08)